Exhibit 10.18

$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as a Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager

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EXHIBITS

Exhibit A-1	—	Form of Revolving Credit Note
Exhibit A-2	—	Form of Swingline Note
Exhibit A-3	—	Form of Refinancing Term Loan Note
Exhibit A-4	—	Form of Additional Term Loan Note
Exhibit B	—	Form of Notice of Borrowing
Exhibit C	—	Form of Notice of Account Designation
Exhibit D	—	Form of Notice of Prepayment
Exhibit E	—	Form of Notice of Conversion/Continuation
Exhibit F	—	Form of Officer’s Compliance Certificate
Exhibit G	—	Form of Assignment and Assumption
Exhibit H	—	Form of Alon Guaranty Agreement
Exhibit I	—	Form of Subsidiary Guaranty Agreement
Exhibit J	—	Form of Security Agreement
Exhibit K	—	Form of Joinder Agreement
Exhibit L	—	Form of Borrowing Base Certificate
Exhibit M	—	Form of Contribution and Indemnity Agreement
SCHEDULES

Schedule 1.1	—	Commitments
Schedule 7.1	—	Jurisdictions of Organization and Qualification
Schedule 7.5	—	Real Property
Schedule 7.6	—	Litigation and Related Matters
Schedule 7.10	—	ERISA Plans
Schedule 7.12	—	Existing Indebtedness
Schedule 7.13	—	Subsidiaries and Capitalization
Schedule 7.15	—	Intellectual Property
Schedule 11.2	—	Existing Liens
Schedule 11.8	—	Existing Restrictive Agreements
Schedule 11.9	—	Transferable Stores
AMENDED AND RESTATED CREDIT AGREEMENT — Page v

     AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 30, 2010, by and among SOUTHWEST CONVENIENCE STORES, LLC, a Texas limited liability company (“Southwest”), SKINNY’S, LLC, a Texas limited liability company (“Skinny’s” and, together with Southwest, each a “Borrower” and collectively the “Borrowers”), GTS LICENSING COMPANY, INC., a Texas corporation (“GTS”), the additional Subsidiaries of any Borrower who may become a party to this Agreement from time to time pursuant to the terms hereof, the lenders who are party to this Agreement and the lenders who may become a party to this Agreement pursuant to the terms hereof (collectively with the lenders party hereto, the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders.
STATEMENT OF PURPOSE
     Reference is made to that certain Amended and Restated Credit Agreement dated as of June 29, 2007, among Southwest, Wachovia and Bank Leumi USA, as lenders, and Wachovia as administrative agent for such lenders, as amended from time to time prior hereto (the “Existing Credit Agreement”), pursuant to which such lenders made a term loan to Southwest in the aggregate principal amount of $95,000,000 (the “Existing Term Loan”). The aggregate outstanding principal amount of the Existing Term Loan as of the Closing Date is $73,361,111.02. Wachovia was previously merged with and into Wells Fargo (the surviving entity in such merger), and Wells Fargo has succeeded to all rights and obligations of Wachovia (as a lender and as administrative agent) under the Existing Credit Agreement and the other “Loan Documents” as defined therein.
     The parties hereto now desire to refinance the Existing Term Loan with a term loan facility to the Borrowers and to provide for a $10,000,000 revolving credit facility and an additional $10,000,000 term loan facility to the Borrowers, in each case pursuant to this Agreement (which shall constitute an amendment and restatement of the Existing Credit Agreement) and the other Loan Documents.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1 Definitions. The following terms when used in this Agreement shall have the meanings assigned to them below:
     “Accounts” means as such term is defined in the UCC.
     “Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended.
     “Additional Term Loan” means the term loan to be made to the Borrowers pursuant to Section 4.1(b).
     “Additional Term Loan Commitment” means (a) as to any Lender, the obligation of such Lender to make a portion of the Additional Term Loan for the account of the Borrowers hereunder on the Closing Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on the Register and (b) as to all Lenders, the aggregate commitment of all
SCHEDULE 11.9 — Solo Page

Lenders to make such Additional Term Loan. The Additional Term Loan Commitment of each Lender on the Closing Date is as set forth on Schedule 1.1 hereto and the Additional Term Loan Commitment of all Lenders on the Closing Date shall be $10,000,000.
     “Additional Term Loan Facility” means the term loan facility established pursuant to Section 4.1(b).
     “Additional Term Loan Lender” means any Lender with an Additional Term Loan Commitment.
     “Additional Term Loan Maturity Date” means the first to occur of (a) the Scheduled Maturity Date, or (b) the date of acceleration of the Additional Term Loan pursuant to Section 12.2(a).
     “Additional Term Loan Note” means a promissory note made by the Borrowers in favor of an Additional Term Loan Lender evidencing the portion of the Additional Term Loan made by such Additional Term Loan Lender, substantially in the form attached as Exhibit A-4, and any amendments, supplements and modifications thereto, any substitutes therefor and any replacements, restatements, renewals or extension thereof, in whole or in part.
     “Additional Term Loan Percentage” means, as to any Additional Term Loan Lender, after the Additional Term Loan is made hereunder, the ratio of (a) the outstanding principal balance of such Additional Term Loan of such Lender to (b) the aggregate outstanding principal balance of the Additional Term Loan of all such Lenders.
     “Administrative Agent” means Wells Fargo, in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 13.6.
     “Administrative Agent’s Office” means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 14.1(c).
     “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.
     “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, the ability to exercise voting power, by contract or otherwise. The terms “controlling” and “controlled” have meanings correlative thereto.
     “Agreement” means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.
     “Alon Guaranty Agreement” means the unconditional guaranty agreement of even date herewith executed by Alon USA Energy and Alon Brands in favor of the Administrative Agent, for the ratable benefit and the Secured Parties, substantially in the form attached as Exhibit H, as amended, restated, supplemented or otherwise modified from time to time.
     “Alon USA Energy” means Alon USA Energy, Inc., a Delaware corporation.
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     “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.
     “Applicable Margin” means the corresponding percentages per annum as set forth below based on the Class of Loans and the interest rate option applicable thereto:

Revolving Credit Loans		Refinancing Term Loan		Additional Term Loan
LIBOR	Base Rate	LIBOR	Base Rate	LIBOR	Base Rate
+2.75%	+1.75%	+2.00%.	+1.00%	+2.75%	+1.75%
     “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
     “Arranger” means Wells Fargo Securities, LLC, in its capacity as sole lead arranger and sole book manager, and its successors.
     “Asset Disposition” means the disposition of any or all of the assets of (including, without limitation, any Capital Stock owned by) any Credit Party or any Subsidiary thereof, whether by sale, lease, transfer or otherwise. The term “Asset Disposition” shall not include any Equity Issuance.
     “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 14.10), and accepted by the Administrative Agent, in substantially the form attached as Exhibit G or any other form approved by the Administrative Agent.
     “Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.
     “Base Rate” means, at any time, the higher of (a) the Prime Rate, and (b) the Federal Funds Rate plus 0.50%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate for such Interest Period (determined daily on each Business Day).
     “Base Rate Loan” means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 5.1(a).
     “Borrower” or “Borrowers” has the meaning assigned thereto in the introductory paragraph hereto.
     “Borrower Agent” means Southwest in its capacity as agent for the Borrowers and the other Credit Parties pursuant to Section 5.14.
     “Borrower Materials” has the meaning assigned thereto in Section 8.5.
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     “Borrowing Base” means, on any date of determination and subject to Section 8.4(d), an amount equal to (i) 80% of Eligible Accounts plus (ii) 60% of Eligible Inventory, as determined in accordance with Section 8.4(d).
     “Borrowing Base Certificate” means a certificate, substantially in form attached as Exhibit L, by which the Borrowers certify calculation of the Borrowing Base.
     “Business Day” means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Dallas, Texas are open for the conduct of their commercial banking business, and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, any day that is a Business Day described in clause (a) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.
     “Capital Asset” means, with respect to the Borrowers and their Subsidiaries, any asset that should, in accordance with GAAP, be classified and accounted for as a capital asset on a Consolidated balance sheet of the Borrowers and their Subsidiaries.
     “Capital Expenditures” means, with respect to the Borrowers and their Subsidiaries for any period, the aggregate cost of all Capital Assets acquired by the Borrowers and their Subsidiaries during such period, as determined in accordance with GAAP.
     “Capital Lease” means any lease of any property by a Borrower or any of its Subsidiaries, as lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Borrowers and their Subsidiaries.
     “Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing.
     “Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within one hundred eighty (180) days from the date of acquisition thereof, (b) commercial paper maturing no more than one hundred eighty (180) days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s, (c) certificates of deposit maturing no more than one hundred eighty (180) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States or any State thereof, each having combined capital, surplus and undivided profits of not less than $500,000,000; provided that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (d) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder.
     “Change in Control” means an event or series of events by which:
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     (a) at any time, the Parent shall fail to own at least seventy percent (70%) of the Capital Stock of each of the Borrowers, or Southwest shall fail to own one hundred percent (100%) of the Capital Stock of each of the Subsidiary Guarantors in existence on the Closing Date; or
     (b) prior to an IPO, Alon USA Energy shall fail to own (directly or indirectly through various subsidiaries) at least fifty-one percent (51%) of the entire economic and voting rights associated with all outstanding Capital Stock of all classes of the Parent; or
     (c) after an IPO, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than Alon USA Energy and its subsidiaries, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all securities that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more of the Capital Stock of the Parent entitled to vote for members of the board of directors (or equivalent governing body) of the Parent on a fully diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right) than the amount of the Capital Stock of the Parent beneficially owned by Alon USA Energy.
     “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.
     “Class” means, when used in reference to any Loan, whether such Loan is a Revolving Credit Loan, a Swingline Loan or a Term Loan and, when used in reference to any Commitment, whether such Commitment is a Revolving Credit Commitment or a Term Loan Commitment.
     “Closing Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 6.1 shall be satisfied or waived in all respects in a manner acceptable to the Administrative Agent.
     “Code” means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or modified from time to time.
     “Collateral” means the collateral security for the Obligations pledged or granted pursuant to the Security Documents.
     “Commitment Fee” has the meaning assigned thereto in Section 5.3(a).
     “Commitment Percentage” means, as to any Lender, such Lender’s Revolving Credit Commitment Percentage, Refinancing Term Loan Percentage or Additional Term Loan Percentage, as applicable.
     “Commitments” means, collectively, as to all Lenders, the Revolving Credit Commitment, the LC Commitment, the Refinancing Term Loan Commitment and the Additional Term Loan Commitment.
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     “Consolidated” means, when used with reference to financial statements or financial statement items of any Person, such statements or items on a consolidated basis (or, in the case of the Borrowers and their Subsidiaries, combined basis) in accordance with applicable principles of consolidation under GAAP.
     “Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrowers and their Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period, plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income: (i) income, franchise and other taxes, (ii) Consolidated Interest Expense, (iii) amortization, depreciation and other non-cash charges (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future), (iv) minority equity interests holders’ interest in income of subsidiaries of such Person, and (v) extraordinary losses (excluding extraordinary losses from discontinued operations), minus (c) interest income and any extraordinary gains.
     “Consolidated EBITDAR” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for Borrowers and their Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period, plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income: (i) income, franchise and other taxes, (ii) Consolidated Interest Expense, (iii) amortization, depreciation and other non-cash charges (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future), (iv) rent expense, (v) minority equity interests holders’ interest in income of subsidiaries of such Person, and (vi) extraordinary losses (excluding extraordinary losses from discontinued operations), minus (c) interest income and any extraordinary gains.
     “Consolidated Fixed Charges” means, for any period, the sum of the following determined on a Consolidated basis for such period, without duplication, for the Borrowers and their Subsidiaries in accordance with GAAP: (a) Consolidated Interest Expense during such period (but excluding interest expense accrued but not paid on Subordinated Indebtedness payable to the Parent or Alon USA Energy), and (b) principal payments of Indebtedness scheduled to be paid during such period with respect to Indebtedness.
     “Consolidated Fixed Charges Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date minus federal, state, local and foreign income taxes paid in cash to (b) Consolidated Fixed Charges for such period.
     “Consolidated Interest Expense” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrowers and their Subsidiaries in accordance with GAAP, interest expense (including, without limitation, interest expense attributable to Capital Leases and all net payment obligations pursuant to Hedge Agreements) for such period. For purposes hereof, “interest” shall include interest imputed on the Attributable Indebtedness in respect of any Capital Lease or Synthetic Lease.
     “Consolidated Net Income” means, for any period, the net income (or loss) of the Borrowers and their Subsidiaries for such period, determined on a Consolidated basis, without duplication, in accordance with GAAP; provided, in calculating Consolidated Net Income of the Borrowers and their Subsidiaries for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which any Borrower or any of its Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid in cash to any Borrower or any of its Subsidiaries by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date
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it becomes a Subsidiary of the Parent or any of its Subsidiaries or is merged into or consolidated with any Borrower or any of its Subsidiaries or that Person’s assets are acquired by any Borrower or any of its Subsidiaries except to the extent included pursuant to the foregoing clause (a), and (c) the net income (if positive), of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary to any Borrower or any of its Subsidiaries of such net income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.
     “Consolidated Total Indebtedness” means, as of any date of determination with respect to the Borrowers and their Subsidiaries on a Consolidated basis without duplication, the sum of all Indebtedness of the Borrowers and their Subsidiaries.
     “Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) the remainder of (i) Consolidated Total Indebtedness for borrowed money on such date minus (ii) unencumbered cash and Cash Equivalents in excess of $5,000,000 on such date to (b) Consolidated EBITDAR for the period of four (4) consecutive Fiscal Quarters ending on or immediately prior to such date.
     “Credit Facility” means the Revolving Credit Facility, the Swingline Facility, the L/C Facility, the Refinancing Term Loan Facility or the Additional Term Loan Facility.
     “Credit Parties” means, collectively, the Borrowers and their Subsidiaries (including, without limitation, the Subsidiary Guarantors).
     “Debt Issuance” shall mean the issuance of any Indebtedness for borrowed money by any Borrower or any of its Subsidiaries.
     “Default” means any of the events specified in Section 12.1 which, with the passage of time or the giving of notice or both, would constitute an Event of Default.
     “Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Revolving Credit Loans, participations in L/C Obligations or participations in Swingline Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless such amount is the subject of a good faith dispute, (c) has notified the Borrower, the Administrative Agent or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply or has failed to comply with its funding obligations under this Agreement or under other agreements in which it commits or is obligated to extend credit, or (d) has, or has a direct or indirect parent company that has, become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.
     Disputes” means any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Loan Document, between or among parties hereto and to the other Loan Documents.
     “Disqualified Capital Stock” means any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or
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upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is 91 days after the Scheduled Maturity Date; provided, that if such Capital Stock is issued pursuant to a plan for the benefit of any Borrower or any of its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by any Borrower or any of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations.
     “Dollars” or “$” means, unless otherwise qualified, dollars in lawful currency of the United States.
     “Domestic Subsidiary” means any Subsidiary organized under the laws of any political subdivision of the United States.
     “Eligible Accounts” means all unpaid Accounts of the Borrowers arising from the sale or lease of goods or the performance of services, net of any credits, but excluding any Accounts having any of the following characteristics:
     (a) that portion of Accounts unpaid 90 days or more after the invoice date or unpaid more than 30 days past the stated due date;
     (b) that portion of Accounts related to goods or services with respect to which a Borrower has received notice of a claim or dispute, which is subject to a claim of offset or a contra account, or which reflect a reasonable reserve for warranty claims or returns;
     (c) that portion of Accounts not yet earned by the final delivery of goods or that portion of Accounts not yet earned by the final rendition of services by a Borrower to the account debtor, including, with respect to both goods and services, progress billings, and that portion of Accounts for which an invoice has not been sent to the applicable account debtor;
     (d) Accounts constituting (i) Proceeds of copyrightable material unless such copyrightable material shall have been registered with the United States Copyright Office, or (ii) Proceeds of patentable inventions unless such patentable inventions have been registered with the United States Patent and Trademark Office;
     (e) Accounts owed by any Governmental Authority, whether foreign or domestic (except that there shall be included in Eligible Accounts that portion of Accounts owed by such Governmental Authority for which a Borrower has provided evidence satisfactory to the Administrative Agent that (i) the Administrative Agent’s security interest therein constitutes a perfected first priority Lien in such Accounts, and (ii) such Accounts may be enforced by the Administrative Agent directly against such Governmental Authority under all Applicable Laws);
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     (f) Accounts denominated in any currency other than United States Dollars;
     (g) Accounts owed by an account debtor located outside the United States which are not (i) backed by a bank letter of credit naming the Administrative Agent as beneficiary or assigned to the Administrative Agent, in the Administrative Agent’s possession or control, and with respect to which a control agreement concerning the letter-of-credit rights is in effect, and reasonably acceptable to the Administrative Agent in all respects, or (ii) covered by a foreign receivables insurance policy reasonably acceptable to the Administrative Agent;
     (h) Accounts owed by an account debtor who is insolvent or is the subject of any bankruptcy or similar proceedings of the type referred to in Section 12.1(i) or Section 12.1(j) or who has gone out of business;
     (i) Accounts owed by Alon USA Energy, any Credit Party, any of its Affiliates or any of its officers or employees;
     (j) Accounts not subject to the Security Agreement or which are subject to any Lien in favor of any Person other than the Administrative Agent;
     (k) that portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;
     (l) Accounts owed by an account debtor which were created on cash on delivery terms or are chargeable to a credit card of such account debtor; and
     (m) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 20% or more of the total amount of Accounts due from such debtor is ineligible under clauses (a) or (b) above.
     “Eligible Inventory” means all Inventory of the Borrowers, valued at cost in accordance with GAAP (except in the case of fuel inventory, which shall be valued at market value), but excluding Inventory having any of the following characteristics:
     (a) Inventory that is: in-transit; located at any warehouse, job site or other premises not approved by the Administrative Agent in an authenticated record delivered to the Borrower Agent; not subject to a perfected, first priority Lien in favor of the Administrative Agent; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any consignor; or on consignment to any consignee or subject to any bailment unless the consignee or bailee has executed an agreement with and satisfactory to the Administrative Agent;
     (b) supplies, packaging, maintenance parts or sample Inventory, or customer supplied parts or Inventory;
     (c) work-in-process Inventory;
     (d) Inventory that is damaged, defective, obsolete or not currently saleable in the normal course of a Borrower’s operations, or the amount of such Inventory that has been reduced by shrinkage;
     (e) Inventory that the a Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor of the Inventory;
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     (f) Inventory manufactured by a Borrower pursuant to a license, unless the applicable licensor has agreed in an authenticated record by such licensor to permit the Administrative Agent to exercise its rights and remedies against such Inventory; and
     (g) Inventory that is subject to a Lien in favor of any Person other than the Administrative Agent.
     “Employee Benefit Plan” means (a) any employee benefit plan within the meaning of Section 3(3) of ERISA that is maintained for employees of any Borrower or any of its Subsidiaries or (b) any Pension Plan or Multiemployer Plan that has at any time within the preceding six (6) years been maintained for the employees of any Credit Party or any current or former ERISA Affiliate.
     “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment.
     “Environmental Laws” means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, codes, rules, common law, standards and regulations, permits, licenses, approvals and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of any hazardous waste (as defined by 42 U.S.C. § 6903(5)), hazardous substance (as defined by 42 U.S.C. § 9601(14)), hazardous material (as defined by 49 U.S.C. § 5102(2)), toxic pollutant (as listed pursuant to 33 U.S.C. § 1317), or pollutant or contaminant (in each case as defined by 33 U.S.C. § 9601(33)).
     “Equity Issuance” means (a) any issuance by any Credit Party or any Subsidiary thereof to any Person that is not a Credit Party of (i) shares of its Capital Stock, (ii) any shares of its Capital Stock pursuant to the exercise of options or warrants or (iii) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity and (b) any capital contribution from any Person that is not a Credit Party into any Credit Party or any Subsidiary thereof. The term “Equity Issuance” shall not include (A) any Asset Disposition or (B) any Debt Issuance.
     “ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.
     “ERISA Affiliate” means any Person who together with any Credit Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.
     “Eurodollar Reserve Percentage” means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any
AMENDED AND RESTATED CREDIT AGREEMENT — Page 15

basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.
     “Event of Default” means any of the events specified in Section 12.1; provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise or margin taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 5.12(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 5.11(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 5.11(a).
     “Existing Credit Agreement” has the meaning set forth in the Statement of Purpose.
     “Existing Term Loan” has the meaning set forth in the Statement of Purpose.
     “Extensions of Credit” means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender’s Revolving Credit Commitment Percentage of the L/C Obligations then outstanding, (iii) such Lender’s Revolving Credit Commitment Percentage of the Swingline Loans then outstanding and (iv) the aggregate principal amount of the Term Loans made by such Lender then outstanding, or (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires.
     “FDIC” means the Federal Deposit Insurance Corporation, or any successor thereto.
     “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day (or, if such day is not a Business Day, for the immediately preceding Business Day), as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that, if such rate is not so published for any day which is a Business Day, “Federal Funds Rate” means the average of the quotation for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.
     “Fee Letter” means the separate fee letter agreement dated as of December 30, 2010, among the Borrowers and Wells Fargo.
AMENDED AND RESTATED CREDIT AGREEMENT — Page 16

     “Fiscal Quarter” means any fiscal quarter of the Parent and its Subsidiaries ending on March 31st, June 30th, September 30th or December 31st.
     “Fiscal Year” means the fiscal year of the Parent and its Subsidiaries ending on December 31st.
     “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which a Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
     “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
     “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
     “GAAP” means generally accepted accounting principles in the United States.
     “Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, registrations and filings with, all Governmental Authorities.
     “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
     “GTS” has the meaning assigned thereto in the introductory paragraph hereto.
     “Guarantors” means, collectively, Alon USA Energy, the Parent and each Subsidiary Guarantor.
     “Guaranty Agreement” means the Alon Guaranty Agreement and the Subsidiary Guaranty Agreement.
     “Guaranty Obligation” means, with respect to any Borrower or any of its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.
     “Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or
AMENDED AND RESTATED CREDIT AGREEMENT — Page 17

mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.
     “Hedge Agreement” means any agreement with respect to any Interest Rate Contract, forward rate agreement, commodity swap, forward foreign exchange agreement, currency swap agreement, cross-currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices, all as amended, restated, supplemented or otherwise modified from time to time.
     “Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following calculated in accordance with GAAP:
     (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person;
     (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition, earn-out or similar agreements), except (i) trade payables arising in the ordinary course of business not more than one hundred twenty (120) days past due, or (ii) that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person;
     (c) the Attributable Indebtedness of such Person with respect to such Person’s obligations in respect of Capital Leases and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP);
     (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);
     (e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payable arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
     (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker’s acceptances issued for the account of any such Person;
     (g) all obligations of any such Person in respect of Disqualified Capital Stock;
AMENDED AND RESTATED CREDIT AGREEMENT — Page 18

     (h) all Net Hedging Obligations of any such Person; and
     (i) all Guaranty Obligations of any such Person with respect to any of the foregoing.
     For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.
     “Indemnified Taxes” means Taxes and Other Taxes other than Excluded Taxes.
     “Insurance and Condemnation Event” means the receipt by any Credit Party or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective Property.
     “Interest Period” has the meaning assigned thereto in Section 5.1(b).
     “Interest Rate Contract” means any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, restated, supplemented or otherwise modified from time to time.
     “Inventory” means as such term is defined in the UCC.
     “IPO” means an initial public offering of Capital Stock of the Parent registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
     “ISP98” means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.
     “Issuing Lender” means Wells Fargo, in its capacity as issuer of a Letter of Credit, or any successor thereto.
     “Joinder Agreement” means an agreement substantially in the form attached as Exhibit L or in such other form as may be acceptable to the Administrative Agent pursuant to which a Subsidiary of a Borrower becomes a party to this Agreement, the Guaranty Agreement and/or the Security Agreement, as applicable.
     “L/C Commitment” means the lesser of (a) $2,500,000 and (b) the Revolving Credit Commitment.
     “L/C Facility” means the letter of credit facility established pursuant to Article III.
     “L/C Obligations” means at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.
     “L/C Participants” means the collective reference to all the Revolving Credit Lenders other than the Issuing Lender.
AMENDED AND RESTATED CREDIT AGREEMENT — Page 19

     “Lender” has the meaning assigned thereto in the introductory paragraph hereof (and, unless the context otherwise provides, includes the Issuing Lender and the Swingline Lender).
     “Lending Office” means, with respect to any Lender, the office of such Lender maintaining such Lender’s Extensions of Credit.
     “Letter of Credit Application” means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.
     “Letters of Credit” means the collective reference to letters of credit issued pursuant to Section 3.1.
     “LIBOR” means,
     (a) for any interest rate calculation with respect to a LIBOR Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any successor page) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any successor page), then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period; and
     (b) for any interest rate calculation with respect to a Base Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to one month (commencing on the date of determination of such interest rate) which appears on the Reuters Screen LIBOR01 Page (or any successor page) at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day (rounded upward, if necessary, to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any successor page) then “LIBOR” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination.
     Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error.
     “LIBOR Rate” means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

LIBOR Rate =	LIBOR
1.00 minus the Eurodollar Reserve Percentage
AMENDED AND RESTATED CREDIT AGREEMENT — Page 20

     “LIBOR Rate Loan” means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 5.1(a).
     “Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.
     “Loan Documents” means, collectively, this Agreement, each Note, the Letter of Credit Applications, the Security Documents, the Fee Letter and each other document, instrument, certificate and agreement executed and/or delivered by any Credit Party or any of its Subsidiaries in favor of or provided to the Administrative Agent or any Secured Party in connection with this Agreement or otherwise referred to herein or contemplated hereby (excluding any Specified Hedge Agreement and any Specified Cash Management Arrangement), all as may be amended, restated, supplemented or otherwise modified from time to time.
     “Loans” means the collective reference to the Revolving Credit Loans, the Term Loans and the Swingline Loans, and “Loan” means any of such Loans.
     “Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, operations, condition (financial or otherwise) or prospects of the Borrowers and their respective Subsidiaries taken as a whole, (b) the ability of any Borrower to pay and perform any of its material Obligations, (c) the ability of the Guarantors, collectively, to pay and perform any of their material Obligations, (d) any of the material rights of or benefits available to the Administrative Agent and/or the Lenders under this Agreement or any other Loan Document, or (e) the validity or enforceability of this Agreement or any other Loan Document.
     “Material Contract” means (a) any contract or other agreement, written or oral, of any Credit Party or any of its Subsidiaries involving monetary liability of or to any such Person in an amount in excess of $2,500,000 per annum or (b) any other contract or agreement, written or oral, of any Credit Party or any of its Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.
     “Maximum Swingline Amount” means the lesser of (a) $2,500,000 and (b) the Revolving Credit Commitment.
     “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
     “Mortgage” means each mortgage, deed of trust or other real property security document encumbering any real property now or hereafter owned in fee by any Credit Party or any Subsidiary as security for the payment of the Obligations, in each case, in form and substance reasonably satisfactory to the Administrative Agent and executed by such Credit Party or such Subsidiary in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as any such document may be amended, restated, supplemented or otherwise modified from time to time.
     “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Credit Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding six (6) years.
AMENDED AND RESTATED CREDIT AGREEMENT — Page 21

     “Net Cash Proceeds” means, with respect to any Insurance and Condemnation Event, the gross cash proceeds received by any Credit Party or any of its Subsidiaries therefrom (other than proceeds from business interruption insurance) less the sum of (a) all fees and expenses in connection therewith, including all insurance premiums and costs, and (b) subject to the proviso below, the principal amount of, premium, if any, and interest on any Indebtedness secured by a Lien on the asset (or a portion thereof) subject to such Insurance and Condemnation Event, provided that such Indebtedness and Lien are permitted in accordance with Section 11.1 and Section 11.2, respectively.
     “Net Hedging Obligations” means, as of any date, the Termination Value of any Hedge Agreement on such date.
     “Non-Consenting Lender” means any Lender that has not consented to any proposed amendment, modification, waiver or termination of any Loan Document which, pursuant to Section 14.2, requires the consent of all Lenders or all affected Lenders and with respect to which the Required Lenders shall have granted their consent.
     “Non-Guarantor Subsidiary” means any Foreign Subsidiary of a Borrower that is not a Subsidiary Guarantor.
     “Notes” means the collective reference to the Revolving Credit Notes, the Swingline Note and the Term Loans Notes.
     “Notice of Account Designation” has the meaning assigned thereto in Section 2.3(b).
     “Notice of Borrowing” has the meaning assigned thereto in Section 2.3(a).
     “Notice of Conversion/Continuation” has the meaning assigned thereto in Section 5.2.
     “Notice of Prepayment” has the meaning assigned thereto in Section 2.4(c).
     “Obligations” means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) all Specified Obligations and (d) all other fees and commissions (including attorneys’ fees), charges, indebtedness, loans, liabilities, financial accommodations and monetary obligations owing by any one or more of the Credit Parties to any one or more of the Secured Parties or the Administrative Agent, in each case under any Loan Document or otherwise, with respect to any Loan or Letter of Credit of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, liquidated or unliquidated, and whether or not evidenced by any note; provided that (i) the Specified Obligations shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of the Specified Obligations.
     “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
     “Officer’s Compliance Certificate” means a certificate of the chief financial officer or the treasurer of the Borrower substantially in the form attached as Exhibit F.
AMENDED AND RESTATED CREDIT AGREEMENT — Page 22

     “Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.
     “Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.
     “Parent” means Alon Brands, Inc., a Delaware corporation.
     “Participant” has the meaning assigned thereto in Section 14.10(d).
     “PBGC” means the Pension Benefit Guaranty Corporation or any successor agency.
     “Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 or Section 430 of the Code and which (a) is maintained for the employees of any Credit Party or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of any Credit Party or any current or former ERISA Affiliates.
     “Permitted Acquisition” means any acquisition (by construction, purchase, through a merger or otherwise) of (a) assets or a line of business of a Person that is engaged in a similar line of business as that of the Borrowers, or (b) Capital Stock of a Person, provided that such Person shall be a going concern and shall be in a similar line of business as that of the Borrowers; provided that, at the time of any such acquisition described in clause (a) or clause (b) above, (i) no Default is existing or would result therefrom, (ii) the aggregate consideration paid in connection with such acquisition and any related acquisitions shall not exceed $25,000,000 in the aggregate, and (iii) the acquisition shall not result in a Lien on any the Collateral except in favor of the Administrative Agent.
     “Permitted Liens” means the Liens permitted pursuant to Section 11.2.
     “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.
     “Platform” has the meaning assigned thereto in Section 8.5.
     “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by Wells Fargo as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by Wells Fargo as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.
     “Proceeds” means as such term is defined in the UCC.
     “Pro Forma Basis” means, subject to the proviso below and for purposes of calculating certain definitions and compliance with any test or financial covenant under this Agreement for any period, that such Specified Transaction (and all other Specified Transactions that have been consummated during the applicable period) and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test or covenant: (a) income statement items (whether positive or negative) attributable to the
AMENDED AND RESTATED CREDIT AGREEMENT — Page 23

Property or Person subject to such Specified Transaction, (i) in the case of a disposition of all or substantially all of the Capital Stock of a Subsidiary or any division, business unit, product line or line of business, shall be excluded and (ii) in the case of a Permitted Acquisition, shall be included, (b) any retirement of Indebtedness and (c) any Indebtedness incurred or assumed by any Borrower or any of its Subsidiaries in connection therewith, which Indebtedness, if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided, that (A) the foregoing pro forma adjustments may be applied to any such definition, test or financial covenant solely to the extent that such adjustments (1) are reasonably expected to be realized within twelve (12) months of such Specified Transaction as set forth in reasonable detail on a certificate of a Responsible Officer of the Borrower Agent delivered to the Administrative Agent and (2) are calculated on a basis consistent with GAAP and Regulation S-X of the Securities Exchange Act of 1934, as amended, or as approved by the Administrative Agent, and (B) the foregoing pro forma adjustments which would increase net income (or reduce net loss) and which are not based upon actual, historical numbers may be applied to any such definition, test or financial covenant solely if, based upon good faith negotiations between the Borrower Agent and the Administrative Agent, the Borrower Agent and the Administrative Agent have agreed to such pro forma adjustments for such specific purpose.
     “Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.
     “Public Lenders” has the meaning assigned thereto in Section 8.5.
     “Qualified Capital Stock” means any Capital Stock that is not Disqualified Capital Stock.
     “Refinancing Term Loan” means the term loan to be made to the Borrowers pursuant to Section 4.1(a).
     “Refinancing Term Loan Commitment” means (a) as to any Lender, the obligation of such Lender to make a portion of the Refinancing Term Loan for the account of the Borrowers hereunder on the Closing Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on the Register and (b) as to all Lenders, the aggregate commitment of all Lenders to make such Refinancing Term Loan. The Refinancing Term Loan Commitment of each Lender on the Closing Date is as set forth in Schedule 1.1 hereto and the Refinancing Term Loan Commitment of all Lenders on the Closing Date shall be $73,361,111.02.
     “Refinancing Term Loan Facility” means the term loan facility established pursuant to Section 4.1(a).
     “Refinancing Term Loan Lender” means any Lender with a Refinancing Term Loan Commitment.
     “Refinancing Term Loan Maturity Date” means the first to occur of (a) the Scheduled Maturity Date, or (b) the date of acceleration of the Refinancing Term Loan pursuant to Section 12.2(a).
     “Refinancing Term Loan Note” means a promissory note made by the Borrowers in favor of a Refinancing Term Loan Lender evidencing the portion of the Refinancing Term Loan made by such Refinancing Term Loan Lender, substantially in the form attached as Exhibit A-3, and any
AMENDED AND RESTATED CREDIT AGREEMENT — Page 24

amendments, supplements and modifications thereto, any substitutes therefor and any replacements, restatements, renewals or extension thereof, in whole or in part.
     “Refinancing Term Loan Percentage” means, as to any Refinancing Term Loan Lender, after the Refinancing Term Loan is made hereunder, the ratio of (a) the outstanding principal balance of such Refinancing Term Loan of such Lender to (b) the aggregate outstanding principal balance of the Refinancing Term Loan of all such Lenders.
     “Register” has the meaning assigned thereto in Section 14.10(c).
     “Reimbursement Obligation” means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.
     “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
     “Required Lenders” means, at any date and subject to the proviso below, any Lender or combination of Lenders holding more than fifty percent (50%) of the sum of (a) the aggregate amount of the Revolving Credit Commitment plus (b) the aggregate outstanding principal amount of the Term Loans or, if the Revolving Credit Commitment has been terminated, any Lender or combination of Lenders holding more than fifty percent (50%) of the aggregate Extensions of Credit; provided that (a) if and so long as there are only two Lenders, “Required Lenders” means both of such Lenders and (b) the Revolving Credit Commitment of, and the portion of the Extensions of Credit, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the “Required Lenders”.
     “Required Revolving Credit Lenders” means, at any date, any combination of Revolving Credit Lenders holding more than fifty percent (50%) of the sum of the aggregate amount of the Revolving Credit Commitment or, if the Revolving Credit Commitment has been terminated, any combination of Revolving Credit Lenders holding more than fifty percent (50%) of the aggregate Extensions of Credit under the Revolving Credit Facility; provided that (a) if and so long as there are only two Lenders, “Required Revolving Credit Lenders” means both of such Lenders and (b) the Revolving Credit Commitment of, and the portion of the Extensions of Credit under the Revolving Credit Facility, as applicable, held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Credit Lenders.
     “Responsible Officer” means, as to any Person, the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer of such Person or any other officer of such Person reasonably acceptable to the Administrative Agent. Any document delivered hereunder or under any other Loan Document that is signed by a Responsible Officer of a Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Person and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person.
     “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of any of the Borrowers or any of their respective Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Capital Stock of any of the Borrowers or any of their respective Subsidiaries or any option, warrant or other right to acquire any Capital Stock of any of the Borrowers or any of their respective Subsidiaries.
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     “Revolving Credit Commitment” means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans for the account of the Borrowers hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Revolving Credit Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof. The Revolving Credit Commitment of each Lender on the Closing Date is as set forth in Schedule 1.1 hereto and the Revolving Credit Commitment of all Lenders on the Closing Date shall be $10,000,000.
     “Revolving Credit Commitment Percentage” means, as to any Revolving Credit Lender at any time, the ratio of (a) the amount of the Revolving Credit Commitment of such Revolving Credit Lender to (b) the Revolving Credit Commitment of all Revolving Credit Lenders.
     “Revolving Credit Facility” means the revolving credit facility established pursuant to Article II.
     “Revolving Credit Lenders” means Lenders with a Revolving Credit Commitment.
     “Revolving Credit Loan” means any revolving loan made to the Borrowers pursuant to Section 2.1, and all such revolving loans collectively as the context requires.
     “Revolving Credit Maturity Date” means the earliest to occur of (a) the Scheduled Maturity Date, (b) the date of termination of the entire Revolving Credit Commitment pursuant to Section 2.5, or (c) the date of termination of the Revolving Credit Commitment pursuant to Section 12.2(a).
     “Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing the Revolving Credit Loans made by such Revolving Credit Lender, substantially in the form attached as Exhibit A-1, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.
     “Revolving Credit Outstandings” means the sum of (a) with respect to Revolving Credit Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Credit Loans and Swingline Loans, as the case may be, occurring on such date; plus (b) with respect to any L/C Obligations on any date, the aggregate outstanding amount thereof on such date after giving effect to any Extensions of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.
     “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.
     “Sanctioned Entity” shall mean (a) an agency of the government of, (b) an organization directly or indirectly controlled by, or (c) a person resident in, a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time as such program may be applicable to such agency, organization or person.
AMENDED AND RESTATED CREDIT AGREEMENT — Page 26

     “Sanctioned Person” shall mean a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/index.html, or as otherwise published from time to time.
     “Scheduled Maturity Date” means December 30, 2015.
     “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
     “Secured Parties” mean collectively, the Lenders, the Administrative Agent, the Swingline Lender, any Issuing Lender, any counterparty to a Specified Hedge Agreement, any counterparty to a Specified Cash Management Arrangement, any other holder from time to time of any of the Obligations and, in each case, their respective successors and permitted assigns.
     “Security Agreement” means the Security Agreement of even date herewith executed by the Borrowers and their Subsidiaries in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, substantially in the form of Exhibit J, as amended, restated, supplemented or otherwise modified from time to time, pursuant to which the Administrative Agent, for the benefit of the Secured Parties and as security for the payment of the Obligations, is granted a security interest in all (or essentially all, as may be provided therein) personal property (including, without limitation, Capital Stock of the Subsidiaries of each Credit Party) of such Credit Parties.
     “Security Documents” means the collective reference to the Security Agreement, the Mortgages, the Guaranty Agreements, and each other agreement or writing pursuant to which any Credit Party purports to pledge or grant a security interest in or other Lien on any Property or assets securing the Obligations (or any part thereof) or any such Person purports to guaranty the payment, performance and/or collection of the Obligations (or any part thereof), in each case, as amended, restated, supplemented or otherwise modified from time to time.
     “Skinny’s” has the meaning assigned thereto in the introductory paragraph hereto.
     “Solvent” and “Solvency” mean, as to any Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Indebtedness as such Indebtedness matures, and (c) it does not have unreasonably small capital to conduct its business.
     “Southwest” has the meaning assigned thereto in the introductory paragraph hereto.
     “Specified Cash Management Arrangement” means any cash management arrangement (a) entered into by (i) any Borrower or any of its Subsidiaries and (ii) any Lender or any Affiliate thereof at the time such cash management arrangement was entered into, as counterparty and (b) which has been designated by such Lender or such Affiliate and the Borrower Agent, by notice to the Administrative Agent not later than thirty (30) days after the execution and delivery by such Borrower or such Subsidiary thereof, as a Specified Cash Management Arrangement. No Lender or Affiliate thereof that is a party to a Specified Cash Management Arrangement shall have any rights in connection with the management or release of any Collateral or of the Obligations of any Credit Party under any Loan Document. For the avoidance of doubt, (A) all cash management arrangements provided by the Administrative Agent or any of its Affiliates and (B) all cash management arrangements in existence on the Closing Date between any Borrower or any of its Subsidiaries and any Lender or an Affiliate thereof, shall constitute Specified Cash Management Arrangements.
AMENDED AND RESTATED CREDIT AGREEMENT — Page 27

     “Specified Cash Management Obligations” means all existing or future payment and other obligations owing by any Borrower or any of its Subsidiaries under any Specified Cash Management Arrangement.
     “Specified Hedge Agreement” means any Hedge Agreement (a) entered into by (i) any Borrower or any of its Subsidiaries and (ii) any Lender or any Affiliate thereof at the time such Hedge Agreement was entered into, as counterparty and (b) that has been designated by such Lender or such Affiliate and the Borrower, by notice to the Administrative Agent not later than thirty (30) days after the execution and delivery by the Borrower or such Subsidiary thereof, as a Specified Hedge Agreement. No Lender or Affiliate thereof that is a party to a Specified Hedge Agreement shall have any rights in connection with the management or release of any Collateral or of the Obligations of any Credit Party under any Loan Document. For the avoidance of doubt, (A) all Hedge Agreements provided by the Administrative Agent or any of its Affiliates and (B) all Hedge Agreements in existence on the Closing Date between any Borrower or any of its Subsidiaries and any Lender, shall constitute Specified Hedge Agreements.
     “Specified Hedge Obligations” means all existing or future payment and other obligations owing by a Borrower or any of its Subsidiaries under any Specified Hedge Agreement.
     “Specified Obligations” means, collectively, (a) all Specified Hedge Obligations and (b) all Specified Cash Management Obligations.
     “Specified Transactions” means (a) any disposition of all or substantially all of the assets or Capital Stock of any Subsidiary of a Borrower or any division, business unit, product line or line of business, (b) any Permitted Acquisition, (c) any incurrence of Indebtedness, and (d) the classification of any asset, business unit, division or line of business as a discontinued operation.
     “Subordinated Indebtedness” means all Indebtedness of any Credit Party or any Subsidiary thereof subordinated in right of payment to the Obligations pursuant to documents containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.
     “Subsidiary” means, as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by (directly or indirectly) such Person (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to “Subsidiary” or “Subsidiaries” herein shall refer to those of a Borrower.
     “Subsidiary Guarantors” means, collectively, all (a) direct and indirect Domestic Subsidiaries of any Borrower, including, without limitation, GTS, and (b) direct and indirect Foreign Subsidiaries of any Borrower if and to the extent that and for so long as the guaranty of such Foreign Subsidiary would not cause material adverse tax consequences for any Credit Party or result in a violation of Applicable Laws), in each case in existence on the Closing Date or which are or hereafter become (or are required to become) a party to the Guaranty Agreement pursuant to Section 9.11.
     “Subsidiary Guaranty Agreement” means the unconditional guaranty agreement of even date herewith executed by the Subsidiary Guarantors in favor of the Administrative Agent, for the
AMENDED AND RESTATED CREDIT AGREEMENT — Page 28

ratable benefit and the Secured Parties, substantially in the form attached as Exhibit I, as amended, restated, supplemented or otherwise modified from time to time.
     “Swingline Facility” means the uncommitted swingline facility established pursuant to Section 2.2.
     “Swingline Lender” means Wells Fargo in its capacity as swingline lender hereunder or any successor thereto.
     “Swingline Loan” means any swingline loan made by the Swingline Lender to the Borrowers pursuant to Section 2.2, and all such swingline loans collectively as the context requires.
     “Swingline Note” means a promissory note made by the Borrowers in favor of the Swingline Lender evidencing the Swingline Loans made by the Swingline Lender, substantially in the form attached as Exhibit A-2, and any amendments, supplements and modifications thereto, any substitutes therefor, and any replacements, restatements, renewals or extension thereof, in whole or in part.
     “Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.
     “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority.
     “Term Loan Commitment” means a Refinancing Term Loan Commitment or an Additional Term Loan Commitment.
     “Term Loan Lender” means any Lender with a Term Loan Commitment.
     “Term Loans” means the Refinancing Term Loan and the Additional Term Loan.
     “Term Loans Notes” means the Refinancing Term Loan Notes and the Additional Term Loan Notes.
     “Termination Event” means except for any such event or condition that could not reasonably be expected to have a Material Adverse Effect: (a) a “Reportable Event” described in Section 4043 of ERISA for which the notice requirement has not been waived by the PBGC, or (b) the withdrawal of any Credit Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 or Section 303(k) of ERISA, or (g) the partial or complete withdrawal of any Credit Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (i) any event or condition which
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results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Pension Plan under Section 4042 of ERISA.
     “Termination Value” means, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).
     “Threshold Amount” means $2,500,000.
     “Transactions” means, collectively, (a) the repayment in full of all Indebtedness under the Existing Credit Agreement, (b) the initial Extensions of Credit, and (c) the payment of the transaction costs in connection with items (a) through (b) above.
     “UCC” means the Uniform Commercial Code as in effect in the State of Texas, as amended or modified from time to time.
     “Uniform Customs” means the Uniform Customs and Practice for Documentary Credits (1993 Revision), effective January, 1994 International Chamber of Commerce Publication No. 600.
     “United States” means the United States of America.
     “Wachovia” means Wachovia Bank, National Association.
     “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association, and its successors.
     “Wholly-Owned” means, with respect to a Subsidiary, that all of the shares of Capital Stock of such Subsidiary are, directly or indirectly, owned or controlled by a Borrower and/or one or more of its Wholly-Owned Subsidiaries (except for directors’ qualifying shares or other shares required by Applicable Law to be owned by a Person other than a Borrower and/or one or more of its Wholly-Owned Subsidiaries).
     SECTION 1.2 Other Definitions and Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (d) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (e) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (h) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other
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writings, however evidenced, whether in physical or electronic form, (j) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including” and (k) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
     SECTION 1.3 Accounting Terms.
     (a) All accounting terms not specifically or completely defined herein shall be construed, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared, in conformity with GAAP, applied on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 8.1(b), except as otherwise specifically prescribed herein. Notwithstanding the foregoing, all financial statements delivered hereunder shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof.
     (b) Notwithstanding anything to the contrary in this Agreement, for purposes of determining compliance with any test or financial covenant contained in this Agreement (including for purposes of determining the Applicable Margin) with respect to any period during which any Specified Transaction occurs, such test or financial covenant shall be calculated with respect to such period and such Specified Transaction (and all other Specified Transactions that have been consummated during such period) on a Pro Forma Basis.
     (c) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower Agent or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower Agent shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower Agent shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.
     SECTION 1.4 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.
     SECTION 1.5 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
     SECTION 1.6 References to Agreement and Laws. Unless otherwise expressly provided herein, (a) references to formation documents, governing documents, agreements (including the
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Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Applicable Law.
     SECTION 1.7 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).
     SECTION 1.8 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or the Letter of Credit Application therefor (at the time specified therefor in such applicable Letter of Credit or Letter of Credit Application and as such amount may be reduced by (a) any permanent reduction of such Letter of Credit or (b) any amount which is drawn, reimbursed and no longer available under such Letter of Credit).
ARTICLE II
REVOLVING CREDIT FACILITY
     SECTION 2.1 Revolving Credit Loans. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth herein, each Revolving Credit Lender severally agrees to make Revolving Credit Loans to the Borrowers from time to time from the Closing Date through, but not including, the Revolving Credit Maturity Date as requested by the Borrower Agent in accordance with the terms of Section 2.3; provided, that (a) the Revolving Credit Outstandings shall not exceed the lesser of the Revolving Credit Commitment and the Borrowing Base and (b) the principal amount of outstanding Revolving Credit Loans from any Revolving Credit Lender plus such Revolving Credit Lender’s Revolving Credit Commitment Percentage of outstanding L/C Obligations and outstanding Swingline Loans shall not at any time exceed such Revolving Credit Lender’s Revolving Credit Commitment. Each Revolving Credit Loan by a Revolving Credit Lender shall be in a principal amount equal to such Revolving Lender’s Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Maturity Date.
     SECTION 2.2 Swingline Loans.
     (a) Availability. Subject to the terms and conditions of this Agreement, the Swingline Lender may (or may not) in its sole discretion from time to time agree to make Swingline Loans to the Borrowers from time to time from the Closing Date through, but not including, the Revolving Credit Maturity Date; provided, that (a) after giving effect to any amount requested, the Revolving Credit Outstandings shall not exceed the lesser of the Revolving Credit Commitment and the Borrowing Base and (b) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the lesser of (i) the lesser of the Revolving Credit Commitment and the Borrowing Base, less the sum of all outstanding Revolving Credit Loans and the L/C Obligations and (ii) the Maximum Swingline Amount.
     (b) Refunding.
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     (i) Swingline Loans shall be refunded by the Revolving Credit Lenders on demand by the Swingline Lender. Such refundings shall be made by the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Revolving Credit Lenders on the books and records of the Administrative Agent. Each Revolving Credit Lender shall fund its respective Revolving Credit Commitment Percentage of Revolving Credit Loans as required to repay Swingline Loans outstanding to the Swingline Lender upon demand by the Swingline Lender but in no event later than 1:00 p.m. on the next succeeding Business Day after such demand is made. No Revolving Credit Lender’s obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Revolving Credit Lender’s failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Revolving Credit Lender’s Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Revolving Credit Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan.
     (ii) The Borrower shall pay to the Swingline Lender on demand the amount of such Swingline Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the Borrowers hereby authorize the Administrative Agent to charge any account maintained by any Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Revolving Credit Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of any Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitment Percentages (unless the amounts so recovered by or on behalf of any Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 13.3 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable).
     (iii) Each Revolving Credit Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article VI. Further, each Revolving Credit Lender agrees and acknowledges that if, prior to the refunding of any outstanding Swingline Loans pursuant to this Section, one of the events described in Section 12.1(i) or (j) shall have occurred, each Revolving Credit Lender will, on the date the applicable Revolving Credit Loan would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Swingline Loan. Each Revolving Credit Lender will immediately transfer to the Swingline Lender, in immediately available funds, the amount of its participation, and upon receipt thereof the Swingline Lender will deliver to such Revolving Credit Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Revolving Credit Lender such Revolving Credit Lender’s participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to
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such Revolving Credit Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender’s participating interest was outstanding and funded).
     (c) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Section 2.2, the Swingline Lender shall not be obligated to make any Swingline Loans at a time when any other Revolving Credit Lender is a Defaulting Lender, unless the Swingline Lender has entered into arrangements satisfactory to it to eliminate the Swingline Lender’s risk with respect to any such Defaulting Lender’s funding obligations hereunder, including by cash collateralizing such Defaulting Lender’s Revolving Credit Commitment Percentage of the applicable outstanding Swingline Loans. On demand by the Swingline Lender or the Administrative Agent from time to time, the Borrowers shall cash collateralize each Defaulting Lender’s Revolving Credit Commitment Percentage of the outstanding Swingline Loans on terms reasonably satisfactory to the Administrative Agent and the Swingline Lender. Any such cash collateral shall be deposited in a separate account with the Administrative Agent, subject to the exclusive dominion and control of the Administrative Agent, as collateral (solely for the benefit of the Swingline Lender) for the payment and performance of each Defaulting Lender’s Revolving Credit Commitment Percentage of outstanding Swingline Loans. Moneys in such account shall be applied by the Administrative Agent to reimburse the Swingline Lender immediately for each Defaulting Lender’s Revolving Credit Commitment Percentage of any Swingline Loans which have not otherwise been refunded by the Borrowers or such Defaulting Lender pursuant to the terms of this Section 2.2.
     SECTION 2.3 Procedure for Advances of Revolving Credit Loans and Swingline Loans.
     (a) Requests for Borrowing. The Borrower Agent shall give the Administrative Agent irrevocable prior written notice substantially in the form of Exhibit B (a “Notice of Borrowing”) not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and each Swingline Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be (1) with respect to Base Rate Loans (other than Swingline Loans), in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof, provided that any borrowing of Base Rate Loans may be in an aggregate amount that is equal to the entire unused balance of the Revolving Credit Commitment or that is required to finance the amount of a reimbursement obligation under a Letter of Credit, (2) with respect to LIBOR Rate Loans, in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof and (3) with respect to Swingline Loans, in an aggregate principal amount of $500,000 or a whole multiple of $100,000 in excess thereof, (C) whether such Loan is to be a Revolving Credit Loan or Swingline Loan, (D) in the case of a Revolving Credit Loan, whether such Loan is to be a LIBOR Rate Loan or a Base Rate Loan, and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. A Notice of Borrowing received after 11:00 a.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Revolving Credit Lenders of each Notice of Borrowing.
     (b) Disbursement of Revolving Credit and Swingline Loans. Not later than 1:00 p.m. on the proposed borrowing date, (i) each Revolving Credit Lender will make available to the Administrative Agent, for the account of the Borrowers, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Revolving Credit Lender’s Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of the Borrowers, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of
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each borrowing requested pursuant to this Section in immediately available funds by crediting or wiring such proceeds to the deposit account of a Borrower identified in the most recent notice substantially in the form attached as Exhibit C (a “Notice of Account Designation”) delivered by the Borrower Agent to the Administrative Agent or as may be otherwise agreed upon by the Borrower Agent and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section to the extent that any Revolving Credit Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Revolving Credit Lenders as provided in Section 2.2(b).
     SECTION 2.4 Repayment and Prepayment of Revolving Credit Loans and Swingline Loans.
     (a) Repayment on Termination Date. The Borrowers hereby agree to repay the outstanding principal amount of (i) all Revolving Credit Loans in full on the Revolving Credit Maturity Date, and (ii) all Swingline Loans in accordance with Section 2.2(b) (but, in any event, no later than the Revolving Credit Maturity Date), together, in each case, with all accrued but unpaid interest thereon.
     (b) Mandatory Prepayments due to Overadvances. If at any time the Revolving Credit Outstandings exceed the lesser of the Revolving Credit Commitment and the Borrowing Base, the Borrowers agree to repay, immediately upon notice from the Administrative Agent, and by payment to the Administrative Agent for the account of the Revolving Credit Lenders, Extensions of Credit in an amount equal to such excess, with each such repayment applied first, to the principal amount of outstanding Swingline Loans, second to the principal amount of outstanding Revolving Credit Loans and third, with respect to any Letters of Credit then outstanding, a payment of cash collateral into a cash collateral account opened by the Administrative Agent, for the benefit of the Revolving Credit Lenders, in an amount not to exceed the aggregate L/C Obligations then outstanding (such cash collateral to be applied in accordance with Section 12.2(b)).
     (c) Optional Prepayments. The Borrowers may at any time and from time to time prepay Revolving Credit Loans and Swingline Loans, in whole or in part, with irrevocable prior written notice to the Administrative Agent substantially in the form attached as Exhibit D (a “Notice of Prepayment”) given not later than 11:00 a.m. (i) on the same Business Day as each date of prepayment of a Base Rate Loan or Swingline Loan and (ii) at least three (3) Business Days before each date of prepayment of a LIBOR Rate Loan, specifying the date and amount of prepayment and whether the prepayment is of LIBOR Rate Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Revolving Credit Lender. If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial prepayments, except for mandatory prepayments required under Section 2.4(b) or Section 2.4(d), shall be in an aggregate amount of $100,000 or a whole multiple of $100,000 in excess thereof with respect to Base Rate Loans (other than Swingline Loans), $100,000 or a whole multiple of $100,000 in excess thereof with respect to LIBOR Rate Loans and $100,000 or a whole multiple of $100,000 in excess thereof with respect to Swingline Loans. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day. Each such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof.
     (d) Prepayment of Excess Proceeds. In the event proceeds remain after the prepayments of the Term Loan Facilities pursuant to Section 4.4(b), the amount of such excess
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proceeds shall be used on the date of the required prepayment under Section 4.4(b) to prepay the outstanding principal amount of the Revolving Credit Loans, without a corresponding reduction of the Revolving Credit Commitment.
     (e) Limitation on Prepayment of LIBOR Rate Loans. The Borrowers may not prepay any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such prepayment is accompanied by any amount required to be paid pursuant to Section 5.9 hereof.
     (f) Hedge Agreements. No repayment or prepayment pursuant to this Section shall affect any Credit Party’s obligations under any Hedge Agreement.
     SECTION 2.5 Permanent Reduction of the Revolving Credit Commitment.
     (a) Voluntary Reduction. The Borrower Agent shall have the right at any time and from time to time, upon at least five (5) Business Days prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $1,000,000 or any whole multiple of $500,000 in excess thereof. Any reduction of the Revolving Credit Commitment shall be applied to the Revolving Credit Commitment of each Revolving Credit Lender according to its Revolving Credit Commitment Percentage. All commitment fees accrued until the effective date of any termination of the Revolving Credit Commitment shall be paid on the effective date of such termination.
     (b) [Intentionally omitted.]
     (c) [Intentionally omitted.]
     (d) Corresponding Payment. Each permanent reduction permitted pursuant to this Section shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, as applicable, after such reduction to the lesser of the Revolving Credit Commitment as so reduced and the Borrowing Base and, if the lesser of the Revolving Credit Commitment as so reduced and the Borrowing Base is less than the sum of the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, the Borrowers shall be required to prepay the aggregate outstanding Revolving Credit Loans and Swingline Loans and/or deposit cash collateral in a cash collateral account opened by the Administrative Agent to secure the outstanding L/C Obligations in an aggregate amount such that, after giving effect thereto, the sum of the aggregate outstanding Revolving Credit Loans and Swingline Loans and L/C Obligations which are not so cash collateralized does not exceed the lesser of the Revolving Credit Commitment as so reduced and the Borrowing Base. Such cash collateral shall be applied in accordance with Section 12.2(b). Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans and Swingline Loans (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the L/C Commitment and the Revolving Credit Facility. If the reduction of the Revolving Credit Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof.
     SECTION 2.6 Termination of Revolving Credit Facility. The Revolving Credit Facility and the Revolving Credit Commitment, as well as the L/C Commitment, shall terminate on the Revolving Credit Maturity Date.
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ARTICLE III
LETTER OF CREDIT FACILITY
     SECTION 3.1 L/C Commitment.
     (a) Availability. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit (the “Letters of Credit”) for the account of the Borrowers on any Business Day from the Closing Date through but not including the fifth (5th) Business Day prior to the Revolving Credit Maturity Date in such form as may be approved from time to time by the Issuing Lender; provided, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment or (b) the Revolving Credit Outstandings would exceed the lesser of the Revolving Credit Commitment or the Borrowing Base. Each Letter of Credit shall (i) be denominated in Dollars in a minimum amount of $100,000, (or such lesser amount as agreed to by the Issuing Lender), (ii) be a standby letter of credit issued to support obligations of the Borrower or any of its Subsidiaries, contingent or otherwise, (iii) expire on a date no more than twelve (12) months after the date of issuance or last renewal of such Letter of Credit (subject to automatic renewal for additional one (1) year periods pursuant to the terms of the Letter of Credit Application or other documentation acceptable to the Issuing Lender), which date shall be no later than the fifth (5th) Business Day prior to the Revolving Credit Maturity Date and (iv) be subject to the Uniform Customs and/or ISP98, as set forth in the Letter of Credit Application or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of Texas. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. The L/C Commitment shall automatically terminate concurrently with the termination of the Revolving Credit Commitment.
     (b) Defaulting Lenders. Notwithstanding anything to the contrary contained in this Section 2.3, the Issuing Lender shall not be obligated to issue any Letter of Credit at a time when any other Revolving Credit Lender is a Defaulting Lender, unless the Issuing Lender has entered into arrangements satisfactory to it to eliminate the Issuing Lender’s risk with respect to any such Defaulting Lender’s reimbursement obligations hereunder, including by cash collateralizing such Defaulting Lender’s Revolving Credit Commitment Percentage of the liability with respect to such Letter of Credit. On demand by the Issuing Lender or the Administrative Agent from time to time, the Borrowers shall cash collateralize each Defaulting Lender’s Revolving Credit Commitment Percentage of the outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent and the Issuing Lender. Any such cash collateral shall be deposited in a separate account with the Administrative Agent, subject to the exclusive dominion and control of the Administrative Agent, as collateral (solely for the benefit of the Issuing Lender) for the payment and performance of each Defaulting Lender’s Revolving Credit Commitment Percentage of outstanding L/C Obligations. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Lender immediately for each Defaulting Lender’s Revolving Credit Commitment Percentage of any drawing under any Letter of Credit which has not otherwise been reimbursed by the Borrowers or such Defaulting Lender pursuant to the terms of this Section 3.1.
     SECTION 3.2 Procedure for Issuance of Letters of Credit. The Borrower Agent may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent’s Office a Letter of Credit Application therefor, completed to
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the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Letter of Credit Application, the Issuing Lender shall process such Letter of Credit Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article VI, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than three (3) Business Days after its receipt of the Letter of Credit Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower Agent. The Issuing Lender shall promptly furnish to the Borrower Agent a copy of such Letter of Credit and promptly notify each Revolving Credit Lender of such issuance and, upon request by any Revolving Credit Lender, furnish to such Lender a copy of such Revolving Credit Letter of Credit and the amount of such Revolving Credit Lender’s participation therein.
     SECTION 3.3 Commissions and Other Charges.
     (a) Letter of Credit Commissions. The Borrowers shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in the amount equal to the average undrawn amount of such Letter of Credit during the period with respect to which such commission is payable multiplied by the Applicable Margin with respect to Revolving Credit Loans that are LIBOR Rate Loans (determined on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter, on the Revolving Credit Maturity Date and thereafter on demand of the Administrative Agent. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received pursuant to this Section in accordance with their respective Revolving Credit Commitment Percentages.
     (b) Issuance Fee. In addition to the foregoing commission, the Borrowers shall pay to the Administrative Agent, for the account of the Issuing Lender, an issuance fee with respect to each Letter of Credit in an amount equal to 0.25% per annum of the average undrawn amount of such Letter of Credit during the period with respect to which such fee is payable. Such issuance fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first such date to occur after the issuance of such Letter of Credit, on the Revolving Credit Maturity Date and thereafter on demand of the Administrative Agent.
     (c) Other Costs. In addition to the foregoing fees and commissions, the Borrowers shall pay or reimburse the Issuing Lender for such normal and customary fees, costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.
     SECTION 3.4 L/C Participations.
     (a) The Issuing Lender irrevocably agrees to grant, and hereby grants, to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated and for such L/C Participant’s own account and risk, an undivided interest equal to such L/C Participant’s Revolving Credit Commitment Percentage in the Issuing Lender’s obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender
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that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrowers through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender, upon demand at the Issuing Lender’s address for notices specified herein, an amount equal to such L/C Participant’s Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.
     (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each L/C Participant of the amount and due date of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, times (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section, if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. on any Business Day, such payment shall be due on the following Business Day.
     (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this Section, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrowers or otherwise), or any payment of interest on account thereof, the Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.
     SECTION 3.5 Reimbursement Obligation of the Borrowers. In the event of any drawing under any Letter of Credit, the Borrowers agree to reimburse (either with the proceeds of a Revolving Credit Loan as provided for in this Section or with funds from other sources), in same day funds, the Issuing Lender on each date on which the Issuing Lender notifies the Borrower Agent of the date and amount of a draft paid under any Letter of Credit for the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment. Unless the Borrower Agent shall immediately notify the Issuing Lender that the Borrowers intend to reimburse the Issuing Lender for such drawing from other sources or funds, the Borrower Agent shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Revolving Credit Lenders make a Revolving Credit Loan bearing interest at the Base Rate on such date in the amount of (a) such draft so paid and (b) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment, and the Revolving Credit Lenders shall make a Revolving Credit Loan bearing interest at the Base Rate in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses. Each Revolving Credit Lender acknowledges and agrees that its obligation to fund a Revolving Credit Loan in accordance with this Section to reimburse the Issuing Lender for any draft paid under a Letter of
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Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Section 2.3(a) or Article VI. If the Borrowers have elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full.
     SECTION 3.6 Obligations Absolute. The Borrowers’ obligations under this Article III (including, without limitation, the Reimbursement Obligations) shall be absolute and unconditional under any and all circumstances and irrespective of any set off, counterclaim or defense to payment which any Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit or any other Person. The Borrowers also agree that the Issuing Lender and the L/C Participants shall not be responsible for, and the Borrowers’ Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among any Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of any Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction by final nonappealable judgment. The Borrowers agree that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrowers and shall not result in any liability of the Issuing Lender or any L/C Participant to any Borrower. The responsibility of the Issuing Lender to any Credit Party in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.
     SECTION 3.7 Effect of Letter of Credit Application. To the extent that any provision of any Letter of Credit Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.
ARTICLE IV
TERM LOAN FACILITY
     SECTION 4.1 Term Loans.
     (a) Refinancing Term Loan. Subject to the terms and conditions of this Agreement, each Refinancing Term Loan Lender severally agrees to make the Refinancing Term Loan to the Borrowers on the Closing Date in a principal amount equal to such Lender’s Refinancing Term Loan Commitment as of the Closing Date.
     (b) Additional Term Loan. Subject to the terms and conditions of this Agreement, each Additional Term Loan Lender severally agrees to make the Additional Term Loan to the Borrowers on the Closing Date in a principal amount equal to such Lender’s Additional Term Loan Commitment as of the Closing Date.
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     SECTION 4.2 Procedure for Advance of Term Loans.
     (a) Refinancing Term Loan. The Borrowers, the Administration Agent and the Refinancing Term Loan Lenders agree that the Refinancing Term Loan Lenders shall make the Refinancing Term Loan as a Base Rate Loan on the Closing Date (provided that the Borrowers may request, no later than three (3) Business Days prior to the Closing Date, that the Lenders make the Refinancing Term Loan as a LIBOR Rate Loan if the Borrowers have delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.9 of this Agreement). Not later than 1:00 p.m. on the Closing Date, each Refinancing Term Loan Lender will make available to the Administrative Agent for the account of the Borrowers, at the Administrative Agent’s Office in immediately available funds, the amount of such Refinancing Term Loan to be made by such Refinancing Term Loan Lender on the Closing Date. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the entirety of the proceeds of the Refinancing Term Loan (and a sufficient amount of the proceeds of the Revolving Credit Loans advanced on the Closing Date) in immediately available funds by wire transfer to the lenders under the Existing Credit Agreement for the purpose of paying in full the Existing Term Loan and all interest accrued thereon.
     (b) Additional Term Loans. The Borrowers, the Administration Agent and the Additional Term Loan Lenders agree that the Additional Term Loan Lenders shall make the Additional Term Loan as a Base Rate Loan on the Closing Date (provided that the Borrowers may request, no later than three (3) Business Days prior to the Closing Date, that the Lenders make the Additional Term Loan as a LIBOR Rate Loan if the Borrowers have delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.9 of this Agreement). Not later than 1:00 p.m. on the Closing Date, each Additional Term Loan Lender will make available to the Administrative Agent for the account of the Borrowers, at the Administrative Agent’s Office in immediately available funds, the amount of such Additional Term Loan to be made by such Additional Term Loan Lender on the Closing Date.
     SECTION 4.3 Repayment of Term Loans.
     (a) Refinancing Term Loan. The Borrowers shall repay the aggregate outstanding principal amount of the Refinancing Term Loan (i) in consecutive quarterly installments of $1,222,685.18 each on the last Business Day of each of March, June, September and December, commencing March 31, 2011, and (ii) in one final payment on the Scheduled Maturity Date in an amount equal to the then unpaid principal amount of the Refinancing Term Loan (except as the amounts of individual installments may be adjusted pursuant to Section 4.4 hereof); provided, that if not sooner paid, the Refinancing Term Loan shall be paid in full, together with accrued interest thereon, on the Refinancing Term Loan Maturity Date.
     (b) Additional Term Loan. The Borrowers shall repay the aggregate outstanding principal amount of the Additional Term Loan (i) in consecutive quarterly installments of $500,000 each on the last Business Day of each of March, June, September and December, commencing March 31, 2011, and (ii) in one final payment on the Scheduled Maturity Date in an amount equal to the then unpaid principal amount of the Additional Term Loan (except as the amounts of individual installments may be adjusted pursuant to Section 4.4 hereof); provided, that if not sooner paid, the Additional Term Loan shall be paid in full, together with accrued interest thereon, on the Additional Term Loan Maturity Date.
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     SECTION 4.4 Prepayments of Term Loans.
     (a) Optional Prepayments. The Borrowers shall have the right at any time and from time to time, without premium or penalty, to prepay the Term Loans, in whole or in part, upon delivery to the Administrative Agent of a Notice of Prepayment not later than 11:00 a.m. (i) on the same Business Day as each Base Rate Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans or Base Rate Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Each optional prepayment of any Term Loan hereunder shall be in an aggregate principal amount of at least $1,000,000 or any whole multiple of $1,000,000 in excess thereof and shall be applied, on a pro rata basis, to the outstanding principal installments of the applicable Term Loan as directed by the Borrower Agent. Each repayment shall be accompanied by any amount required to be paid pursuant to Section 5.9 hereof. A Notice of Prepayment received after 11:00 a.m. shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Term Loan Lenders of each Notice of Prepayment.
     (b) Mandatory Prepayments.
     (i) [Intentionally omitted.]
     (ii) [Intentionally omitted.]
     (iii) [Intentionally omitted.]
     (iv) Insurance and Condemnation Events. The Borrowers shall make mandatory principal prepayments of the Loans in the manner set forth in clause (v) below in an amount equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any Insurance and Condemnation Event by any Borrower or any of its Subsidiaries. Such prepayments shall be made within five (5) Business Days after the date of receipt of Net Cash Proceeds of any such Insurance and Condemnation Event by such Borrower or such Subsidiary; provided that, so long as no Default or Event of Default has occurred and is continuing, no prepayments shall be required hereunder in connection with the aggregate Net Cash Proceeds from Insurance and Condemnation Events by any Borrower or any of its Subsidiaries which are reinvested in similar replacement assets or in capital expenditures for existing or new stores within three hundred sixty (360) days after receipt of such Net Cash Proceeds by such Borrower or such Subsidiary; provided, that any portion of the Net Cash Proceeds not actually reinvested within such three hundred sixty (360) day period shall be prepaid in accordance with this Section.
     (v) Notice; Manner of Payment. Upon the occurrence of any event triggering the prepayment requirement under clauses (i) through and including (iv) above, the Borrowers shall promptly deliver a Notice of Prepayment to the Administrative Agent and, upon receipt of such notice, the Administrative Agent shall promptly so notify the Lenders. Each prepayment of the Loans under this Section shall be applied as follows: (i) first, to reduce in inverse order of maturity the remaining scheduled principal installments of the Refinancing Term Loan, (ii) second, to reduce in inverse order of maturity the remaining scheduled principal installments of the Additional Term Loan, and (iii) third, to the extent of any excess, to repay the Revolving Credit Loans pursuant to Section 2.4(d).
     (vi) No Reborrowings. Amounts prepaid under the Term Loan pursuant to this Section may not be reborrowed. Each prepayment shall be accompanied by any amount
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required to be paid pursuant to Section 5.9. The Term Loans Commitments shall automatically terminate on the Closing Date upon the making of the Term Loans.
ARTICLE V
GENERAL LOAN PROVISIONS
     SECTION 5.1 Interest.
     (a) Interest Rate Options. Subject to the provisions of this Section, at the election of the Borrower Agent, (i) Revolving Credit Loans and the Term Loans shall bear interest at (A) the Base Rate plus the Applicable Margin or (B) the LIBOR Rate plus the Applicable Margin (provided that the LIBOR Rate shall not be available until three (3) Business Days after the Closing Date unless the Borrower Agent has delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.9 of this Agreement) and (ii) any Swingline Loan shall bear interest at the Base Rate plus the Applicable Margin. The Borrower Agent shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. Any Loan or any portion thereof as to which the Borrower Agent has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.
     (b) Interest Periods. In connection with each LIBOR Rate Loan, the Borrower Agent, by giving notice at the times described in Section 2.3 or 5.2, as applicable, shall elect an interest period (each, an “Interest Period”) to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3) or six (6) months; provided that:
     (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;
     (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;
     (iii) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;
     (iv) no Interest Period shall extend beyond the Revolving Credit Maturity Date, the Refinancing Term Loan Maturity Date or the Additional Term Loan Maturity Date, as applicable, and Interest Periods shall be selected by the Borrower Agent so as to permit the Borrowers to make the quarterly principal installment payments pursuant to Section 4.3 without payment of any amounts pursuant to Section 5.9; and
     (v) there shall be no more than six (6) Interest Periods in effect at any time.
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     (c) Default Rate. Subject to Section 12.3, (i) immediately upon the occurrence and during the continuance of an Event of Default under Section 12.1(a), (b), (i) or (j), or (ii) at the election of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, (A) the Borrower Agent shall no longer have the option to request LIBOR Rate Loans, Swingline Loans or Letters of Credit, (B) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum of two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to LIBOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans, and (C) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate (including the Applicable Margin) then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document. Interest shall continue to accrue on the Obligations after the filing by or against any Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.
     (d) Interest Payment and Computation. Interest on each Base Rate Loan shall be due and payable in arrears on the last Business Day of each calendar quarter commencing March 31, 2011; and interest on each LIBOR Rate Loan shall be due and payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year).
     (e) Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement contracted for, charged, received or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have contracted for, charged, received or collected interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrowers any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations on a pro rata basis. It is the intent hereof that the Borrowers not pay or contract to pay, and that neither the Administrative Agent nor any Lender contract for, charge or receive, or contract to charge or receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrowers under Applicable Law. In determining whether the interest contracted for, charged or received by the Administrative Agent or any Lender exceeds the highest rate permissible under Applicable Law, such Person may, to the maximum extent permitted by Applicable Law, (A) characterize any payment that is not principal as an expense, fee or premium rather than interest, (B) exclude voluntary prepayments and the effects thereof, and (C) amortize, prorate, allocate and spread, in equal or unequal parts, the total amount of interest throughout the contemplated term of the Obligations hereunder.
     SECTION 5.2 Notice and Manner of Conversion or Continuation of Loans. Provided that no Default or Event of Default has occurred and is then continuing, the Borrowers shall have the option to (a) convert at any time following the third Business Day after the Closing Date all or any portion of any outstanding Base Rate Loans (other than Swingline Loans) in a principal amount
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equal to $1,000,000 or any whole multiple of $500,000 in excess thereof into one or more LIBOR Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof into Base Rate Loans (other than Swingline Loans) or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans. Whenever the Borrowers desire to convert or continue Loans as provided above, the Borrower Agent shall give the Administrative Agent irrevocable prior written notice in the form attached as Exhibit E (a “Notice of Conversion/Continuation”) not later than 11:00 a.m. three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business Day), (C) the principal amount of such Loans to be converted or continued, and (D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the affected Lenders of such Notice of Conversion/Continuation.
     SECTION 5.3 Fees.
     (a) Commitment Fee. Commencing on the Closing Date, the Borrowers shall pay to the Administrative Agent, for the account of the Revolving Credit Lenders (other than any Defaulting Lender), a non-refundable commitment fee (the “Commitment Fee”) at a rate per annum equal to 0.25% on the average daily unused portion of the Revolving Credit Commitment of the Revolving Credit Lenders (other than the Defaulting Lenders, if any); provided, that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating the Commitment Fee. The Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement commencing March 31, 2011 and ending on the Revolving Credit Maturity Date. Such commitment fee shall be distributed by the Administrative Agent to the Revolving Credit Lenders (other than any Defaulting Lender) pro rata in accordance with such Revolving Credit Lenders’ respective Revolving Credit Commitment Percentages.
     (b) [Intentionally omitted.]
     (c) Other Fees. The Borrowers shall pay to the Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. The Borrowers shall pay to the applicable Lender(s) such fees as shall have been separately agreed upon (pursuant to the Fee Letter or otherwise) in writing in the amounts and at the times so specified.
     SECTION 5.4 Manner of Payment.
     (a) Sharing of Payments. Each payment by the Borrowers on account of the principal of or interest on the Loans or of any fee, commission or other amounts (including the Reimbursement Obligations) payable to the Lenders under this Agreement (or any of them) shall be made not later than 1:00 p.m. on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent’s Office for the account of the Lenders entitled to such payment in Dollars, in immediately available funds, and shall be made without any set off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. on such day shall be deemed a payment on such date for the purposes of Section 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day for all purposes. Upon receipt by the Administrative Agent of each such payment,
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the Administrative Agent shall distribute to each such Lender at its address for notices set forth herein its pro rata share of such payment in accordance with the amounts then due and payable to such Lenders (except as specified below) and shall wire advice of the amount of such credit to each Lender. Each payment to the Administrative Agent on account of the principal of or interest on the Swingline Loans or of any fee, commission or other amounts payable to the Swingline Lender shall be made in like manner, but for the account of the Swingline Lender. Each payment to the Administrative Agent of the Issuing Lender’s fees or L/C Participants’ commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of its fees or expenses shall be made for the account of the Administrative Agent, and any amount payable to any Lender under Sections 5.9, 5.10, 5.11 or 14.3 shall be paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 5.1(b)(ii), if any payment under this Agreement shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.
     (b) Defaulting Lenders. Notwithstanding Section 5.4(a), if any Defaulting Lender shall have failed to fund all or any portion of any Revolving Credit Loan (each such Revolving Credit Loan, an “Affected Loan”), each payment by the Borrowers hereunder shall be applied first to such Affected Loan and the principal amount and interest with respect to such payment shall be distributed (i) to each Revolving Credit Lender that is not a Defaulting Lender (each, a “Non-Defaulting Lender”) pro rata based on the outstanding principal amount of Affected Loans owing to all Non-Defaulting Lenders, until the principal amount of all Affected Loans has been repaid in full and (ii) to the extent of any remaining amount of such payment, to each Revolving Credit Lender as set forth in Section 5.4(a). Each payment made by the Borrowers on account of the interest on any Affected Loans shall be distributed to each Non-Defaulting Lender pro rata based on the outstanding principal amount of Affected Loans owing to all Non-Defaulting Lenders. For the avoidance of doubt, if any Lender shall fail to make any payment required to be made by it under this Agreement, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender in any manner necessary to satisfy such Lender’s obligations hereunder until all such unsatisfied obligations are fully paid.
     (c) Authorization regarding Certain Payments. The Borrowers authorize the Administrative Agent to charge any deposit account maintained by a Borrower with Wells Fargo (or any successor Administrative Agent), up to the amount available therein, in order to pay any principal (including unreimbursed amounts drawn under Letters of Credit), interest or fees then due by the Borrowers under this Agreement, any Note or the Fee Letter (but excluding costs and expenses or indemnification obligations payable under Section 14.3). The Borrowers acknowledge and agree that (i) the Administrative Agent shall not be obligated to effectuate any such charge referred to in this Section 5.4(c), (ii) if and to the extent that the Administrative Agent does effectuate any such charge, the same may cause an overdraft which may result in the depository bank’s refusal to honor other items drawn on such account until adequate deposits are made to such account, and (iii) if and to the extent that such a charge is not made, the Borrowers are nonetheless obligated to pay all such amounts when due in accordance with this Agreement, the Notes and/or the Fee Letter (as applicable).
     SECTION 5.5 Evidence of Indebtedness.
     (a) Extensions of Credit. The Extensions of Credit made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by
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the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Extensions of Credit made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Credit Note, a Swingline Note and/or a Term Loan Note, as applicable, which shall evidence such Lender’s Revolving Credit Loans, Swingline Loans and/or Term Loans, as applicable, in addition to such accounts or records. Each Lender may attach schedules to its Notes and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.
     (b) Participations. In addition to the accounts and records referred to in Section 5.5(a), each Revolving Credit Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Revolving Credit Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Revolving Credit Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
     SECTION 5.6 Adjustments. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other Obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such Obligations (other than pursuant to Sections 5.9, 5.10, 5.11 or 14.3) greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other Obligations owing them; provided that
     (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and
     (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans and Letters of Credit to any assignee or participant, other than to any Credit Party (as to which the provisions of this Section shall apply).
Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Credit Party in the amount of such participation.
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     SECTION 5.7 Obligations of Lenders.
     (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Sections 2.3(b) and 4.2 and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the daily average Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.
     (b) Nature of Obligations of Lenders Regarding Extensions of Credit. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. The failure of any Lender to make available its Commitment Percentage of any Loan requested by the Borrower Agent shall not relieve such Lender or any other Lender of its obligation, if any, hereunder to make its Commitment Percentage of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Commitment Percentage of such Loan available on the borrowing date.
     SECTION 5.8 Changed Circumstances.
     (a) Circumstances Affecting LIBOR Rate Availability. In connection with any request for a LIBOR Rate Loan or a Base Rate Loan as to which the interest rate is determined with reference to LIBOR or a conversion to or continuation thereof, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that Dollar deposits are not being offered to banks in the London interbank Eurodollar market for the applicable amount and Interest Period of such Loan, (ii) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the LIBOR Rate for such Interest Period with respect to a proposed LIBOR Rate Loan or any Base Rate Loan as to which the interest rate is determined with reference to LIBOR or (iii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period, then the Administrative Agent shall promptly give notice thereof to the Borrower Agent. Thereafter, until the Administrative Agent notifies the Borrower Agent that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans or Base Rate Loan as to which the interest rate is determined with reference to LIBOR and the right of the Borrowers to convert any Loan to or continue any Loan as a LIBOR
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Rate Loan or a Base Rate Loan as to which the interest rate is determined with reference to LIBOR shall be suspended, and (i) in the case of LIBOR Rate Loans, the Borrowers shall either (A) repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon (subject to Section 5.1(d)), on the last day of the then current Interest Period applicable to such LIBOR Rate Loan; or (B) convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as to which the interest rate is not determined by reference to LIBOR as of the last day of such Interest Period; or (ii) in the case of Base Rate Loans as to which the interest rate is determined by reference to LIBOR, the Borrowers shall convert the then outstanding principal amount of each such Loan to a Base Rate Loan as to which the interest rate is not determined by reference to LIBOR as of the last day of such Interest Period.
     (b) Laws Affecting LIBOR Rate Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any LIBOR Rate Loan or any Base Rate Loan as to which the interest rate is determined by reference to LIBOR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower Agent and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower Agent that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans or Base Rate Loans as to which the interest rate is determined by reference to LIBOR, and the right of the Borrowers to convert any Loan or continue any Loan as a LIBOR Rate Loan or a Base Rate Loan as to which the interest rate is determined by reference to LIBOR shall be suspended and thereafter the Borrowers may select only Base Rate Loans as to which the interest rate is not determined by reference to LIBOR hereunder, (ii) all Base Rate Loans shall cease to be determined by reference to LIBOR and (iii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto, the applicable Loan shall immediately be converted to a Base Rate Loan as to which the interest rate is not determined by reference to LIBOR for the remainder of such Interest Period.
     SECTION 5.9 Indemnity. Each of the Borrowers hereby jointly and severally indemnifies each of the Lenders against any loss or expense which may arise or be attributable to each Lender’s obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrowers to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of the Borrowers to borrow, continue or convert on a date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender’s reasonable discretion, based upon the assumption that such Lender funded its Commitment Percentage of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth in reasonable detail the factual basis for, and calculations used in, determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower Agent through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.
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     SECTION 5.10 Increased Costs.
     (a) Increased Costs Generally. If any Change in Law shall:
     (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or the Issuing Lender;
     (ii) subject any Lender or the Issuing Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender or the Issuing Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 5.11 and the imposition of, or any change in the rate of any Excluded Tax payable by such Lender or the Issuing Lender); or
     (iii) impose on any Lender or the Issuing Lender or the London interbank market any other condition, cost or expense affecting this Agreement or LIBOR Rate Loans made by such Lender or any Letter of Credit or participation therein;
     and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting into or maintaining any LIBOR Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or any other amount) then, upon written request of such Lender or the Issuing Lender, the Borrowers shall promptly pay to any such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.
     (b) Capital Requirements. If any Lender or the Issuing Lender reasonably determines that any Change in Law affecting such Lender or the Issuing Lender or any lending office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitment of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy), then from time to time upon written request of such Lender or such Issuing Lender the Borrowers shall promptly pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered.
     (c) Certificates for Reimbursement. A certificate of a Lender or the Issuing Lender setting forth in reasonable detail the factual basis for, and calculations used in, determining such amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding
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company, as the case may be, as specified in Section 5.10(a) or 5.10(b) and delivered to the Borrower Agent shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
     (d) Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower Agent of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
     SECTION 5.11 Taxes.
     (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes; provided that if any Borrower shall be required by Applicable Law to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the applicable Lender or the Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.
     (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of Section 5.11(a) above, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.
     (c) Indemnification by the Borrowers. Each of the Borrowers shall jointly and severally indemnify the Administrative Agent, each Lender and the Issuing Lender, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Borrower shall not be obligated to indemnify the Administrative Agent, any Lender or the Issuing Lender for any amount in respect of any such penalties, interest or reasonable expenses if written demand therefor was not made by the Administrative Agent, such Lender or the Issuing Lender within six (6) months from the date on which such party makes payment for such penalties, interest or expenses; provided further that the foregoing limitation shall not apply to any such penalties, interest or reasonable expenses arising out of the retroactive application of any such Indemnified Tax. A certificate as to the amount of such payment or liability delivered to the Borrower Agent by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.
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     (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
     (e) Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower Agent (with a copy to the Administrative Agent), at the time or times prescribed by Applicable Law or reasonably requested by such Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower Agent or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower Agent or the Administrative Agent as will enable a Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Without limiting the generality of the foregoing, in the event that a Borrower is a resident for tax purposes in the United States, any Foreign Lender shall deliver to the Borrower Agent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower Agent or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:
     (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,
     (ii) duly completed copies of Internal Revenue Service Form W-8ECI or W-8IMY (including, as applicable, all duly completed copies of all W-8ECIs or W-8BENs required to be attached to such Internal Revenue Service Form W-8IMY),
     (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of a Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or
     (iv) any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by Applicable Law to permit such Borrower to determine the withholding or deduction required to be made.
     (f) Treatment of Certain Refunds. If the Administrative Agent, a Lender or the Issuing Lender determines that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which such Borrower has paid additional amounts pursuant to this Section, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all
AMENDED AND RESTATED CREDIT AGREEMENT — Page 52

out-of-pocket expenses of the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Borrower, upon the request of the Administrative Agent, such Lender or the Issuing Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Issuing Lender in the event the Administrative Agent, such Lender or the Issuing Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent, any Lender or the Issuing Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to any Borrower or any other Person.
     (g) Survival. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section shall survive the payment in full of the Obligations and the termination of the Commitments.
     SECTION 5.12 Mitigation Obligations; Replacement of Lenders.
     (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 5.10, or requires a Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.10 or Section 5.11, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
     (b) Replacement of Lenders. If any Lender requests compensation under Section 5.10, or if a Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.11, or if any Lender is a Defaulting Lender hereunder or becomes a Non-consenting Lender, then the Borrower Agent may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 14.10), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
     (i) the Borrowers shall have paid to the Administrative Agent the assignment fee specified in Section 14.10;
     (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.9) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);
     (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.10 or payments required to be made pursuant to Section
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     5.11, such assignment will result in a reduction in such compensation or payments thereafter; and
          (iv) such assignment does not conflict with Applicable Law.
     A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower Agent to require such assignment and delegation cease to apply.
     SECTION 5.13 Guaranties and Security. Payment of the Obligations shall be guaranteed by the Guarantors pursuant to the Guaranty Agreement and shall be secured by assets of the Credit Parties as provided in the Security Documents and in Section 9.18.
     SECTION 5.14 The Borrower Agent. Each Borrower hereby designates Southwest (in such capacity, the “Borrower Agent”) as its representative and agent for all purposes under this Agreement and the other Loan Documents, including, without limitation, for purposes of requests for the making of Loans and the issuance of Letters of Credit, the designation of interest rate options and Interest Periods, delivery or receipt of communications, preparation and delivery of Borrowing Base Certificates and financial reports, receipt and payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with the Administrative Agent, the Issuing Lender, the Swingline Lender or any Lender. The Borrower Agent hereby accepts such appointment. The Administrative Agent and the Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication (including any Notice of Borrowing) delivered by the Borrower Agent on behalf of any Borrower. The Administrative Agent and the Lenders may give any notice to or communication with a Borrower or any other Credit Party hereunder to the Borrower Agent on behalf of such Borrower or other Credit Party. Each of the Administrative Agent, the Issuing Lender, the Swingline Lender and the Lenders shall have the right, in its discretion, to deal exclusively with the Borrower Agent for any or all purposes under this Agreement and the other Loan Documents. Each Borrower and other Credit Party agrees that any notice, election, communication, representation, agreement or undertaking made on its behalf by the Borrower Agent shall be binding upon and enforceable against it.
ARTICLE VI
CONDITIONS OF CLOSING AND BORROWING
     SECTION 6.1 Conditions to Closing and Initial Extensions of Credit. The obligation of the Lenders to close this Agreement and to make the initial Loan or issue or participate in the initial Letter of Credit, if any, is subject to the satisfaction of each of the following conditions precedent:
     (a) Executed Loan Documents. This Agreement, a Revolving Credit Note in favor of each Lender requesting a Revolving Credit Note, a Term Loan Note in favor of each Lender requesting a Term Loan Note, a Swingline Note in favor of the Swingline Lender (if requested by the Swingline Lender) and the Security Documents, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the parties thereto, shall be in full force and effect and no Default or Event of Default shall exist hereunder or thereunder.
     (b) Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:
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     (i) Officer’s Certificate. A certificate from a Responsible Officer of each of the Credit Parties to the effect that all representations and warranties of such Person contained in this Agreement and the other Loan Documents are true, correct and complete; that none of the Credit Parties is in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that each of the Credit Parties, as applicable, has satisfied each of the conditions set forth in Section 6.1 and Section 6.2.
     (ii) Certificate of Secretary of each Credit Party. A certificate of a Responsible Officer of each Credit Party and Alon USA Energy certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation, partnership agreement or other applicable governing document of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or formation, (B) the bylaws or other governing document of such Credit Party as in effect on the Closing Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 6.1(b)(iii).
     (iii) Certificates of Existence and Good Standing. Certificates as of a recent date of the legal existence and good standing of each Credit Party and Alon USA Energy under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party or Alon USA Energy is qualified to do business and, to the extent available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Credit Party or Alon USA Energy has filed required tax returns and owes no delinquent taxes.
     (iv) Opinions of Counsel. Favorable opinions of counsel to the Credit Parties and Alon USA Energy addressed to the Administrative Agent and the Lenders with respect to the Credit Parties and Alon USA Energy, the Loan Documents and such other matters as the Lenders shall request.
     (v) Tax Forms. Copies of the United States Internal Revenue Service forms required by Section 5.11(e).
     (c) Personal Property Collateral.
     (i) Filings and Recordings. The Administrative Agent shall have received (pursuant to the Existing Credit Agreement or otherwise) all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of the Secured Parties, in the personal property Collateral and all proceeds thereof and the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens thereon.
     (ii) Pledged Collateral. The Administrative Agent shall have received (pursuant to the Existing Credit Agreement or otherwise) (A) original stock certificates or other certificates evidencing the Capital Stock pledged pursuant to the Security
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Documents, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Security Documents, together with an undated endorsement for each such promissory note duly executed in blank by the holder thereof.
          (iii) Lien Search. The Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation, tax and intellectual property matters), in form and substance reasonably satisfactory thereto, made against the Credit Parties under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of such Credit Party, indicating among other things that the assets of each such Credit Party are free and clear of any Lien (except for Permitted Liens).
          (iv) Hazard and Liability Insurance. The Administrative Agent shall have received certificates of property hazard and liability insurance (naming the Administrative Agent as loss payee (and mortgagee, as applicable) on all certificates for property hazard insurance and as additional insured on all certificates for liability insurance), and, if requested in writing by the Administrative Agent, copies (certified by a Responsible Officer of the Borrowers) of insurance policies in the form required under the Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.
(d) [Intentionally omitted.]
(e) Consents; Defaults.
          (i) Governmental and Third Party Approvals. The Credit Parties shall have received all material governmental, shareholder and third party consents and approvals necessary (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and the other transactions contemplated hereby and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation shall be applicable which in the reasonable judgment of the Administrative Agent could reasonably be expected to have such effect.
          (ii) No Injunction, Etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent’s reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.
(f) Financial Matters.
          (i) Financial Statements. The Administrative Agent shall have received (A) the audited Consolidated balance sheet of the Parent and its Subsidiaries as of
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December 31, 2009, and the related audited statements of income and retained earnings and cash flows for the Fiscal Year then ended and (B) unaudited Consolidated balance sheet of the Parent and its Subsidiaries as of September 30, 2010, and related unaudited interim statements of income and retained earnings.
          (ii) [Intentionally omitted.]
          (iii) [Intentionally omitted.]
          (iv) [Intentionally omitted.]
          (v) [Intentionally omitted.]
     (vi) Payment at Closing. The Borrowers shall have paid (A) to the Administrative Agent, the Arranger and the Lenders the fees set forth or referenced in Section 5.3 and any other accrued and unpaid fees or commissions due hereunder, (B) all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Closing Date, plus (unless not required by the Administrative Agent) such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent) and (C) to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.
     (g) [Intentionally omitted.]
     (h) Miscellaneous.
     (i) Notice of Borrowing. The Administrative Agent shall have received a Notice of Borrowing from the Borrower Agent in accordance with Section 2.3(a) and Section 4.2, and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made on or after the Closing Date are to be disbursed.
     (ii) [Intentionally omitted.]
     (iii) Existing Indebtedness. The Existing Term Loan (including all interest accrued thereon) and all fees and expenses payable by Southwest under the Existing Credit Agreement shall be paid in full concurrently with the initial Extensions of Credit made on the Closing Date.
     (iv) Borrowing Base Certificate. The Administrative Agent shall have received a duly executed Borrowing Base Certificate dated as of the Closing Date which evidences that, after giving effect to the initial Extensions of Credit on the Closing Date, the Revolving Credit Outstandings will not exceed the lesser of the Revolving Credit Commitment or the Borrowing Base.
     (v) Patriot Act. Alon USA Energy and the Parent and each of its Subsidiaries shall have provided to the Administrative Agent and the Lenders the documentation and
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     other information requested by the Administrative Agent in order to comply with requirements of the Act.
     (vi) Other Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement.
     SECTION 6.2 Conditions to All Extensions of Credit. The obligations of the Lenders to make or participate in any Extensions of Credit (including the initial Extension of Credit) and/or the obligation of the Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant borrowing, issuance or extension date:
     (a) Continuation of Representations and Warranties. The representations and warranties contained in Article VII shall be true and correct in all material respects on and as of such borrowing, issuance or extension date with the same effect as if made on and as of such date, except for any representation and warranty expressly made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of such respective dates.
     (b) No Existing Default. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing, continuation or conversion date with respect to such Loan or after giving effect to the Loans to be made, continued or converted on such date or (ii) on the issuance or extension date with respect to such Letter of Credit or after giving effect to the issuance or extension of such Letter of Credit on such date.
     (c) Notices. The Administrative Agent shall have received a Notice of Borrowing or Notice of Conversion/Continuation, as applicable, from the Borrower Agent in accordance with Section 2.3(a), Section 4.2 or Section 5.2, as applicable.
     (d) No Material Adverse Effect. No event shall have occurred or circumstance shall exist that (either alone or in combination with other events or circumstances) has had, or could reasonably be expected to have, a Material Adverse Effect.
     (e) Additional Documents. The Administrative Agent shall have received each additional document, instrument or other item reasonably requested by it.
ARTICLE VII
REPRESENTATIONS AND WARRANTIES OF THE CREDIT PARTIES
     To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, each of the Credit Parties hereby jointly and severally represents and warrants to the Administrative Agent and the Lenders, both before and after giving effect to the transactions contemplated hereunder, which representations and warranties shall be deemed made on the Closing Date and on and as of each borrowing, issuance or extension date as set forth in Section 6.2(a), that:
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     SECTION 7.1 Organization; Powers. Each of the Credit Parties and their respective Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to own its Property and to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where because of the nature of its activities or properties such qualification is required. The jurisdictions in which each of the Credit Parties and their respective Subsidiaries are organized and qualified to do business as of the Closing Date are described on Schedule 7.1.
     SECTION 7.2 Authorization; Enforceability. The Transactions are within the powers of each of the Credit Parties and their respective Subsidiaries, and have been duly authorized by all necessary action. This Agreement and the other Loan Documents to which any Credit Party is a party have been duly executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     SECTION 7.3 Governmental Approvals; No Conflicts. The execution, delivery and performance by each of the Credit Parties and their respective Subsidiaries of the Loan Documents to which it is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of any Credit Party or any of their respective Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument (including any Material Contract) binding upon any of the Credit Parties or their respective Subsidiaries, or their respective assets, or give rise to a right thereunder to require any payment to be made by any of the Credit Parties or their respective Subsidiaries, except where such violation or default could not reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any of the Credit Parties or their respective Subsidiaries, other than Liens created or imposed by the Loan Documents.
     SECTION 7.4 Financial Condition; No Material Adverse Change.
     (a) The Borrowers have heretofore furnished (or are, on or before the Closing Date, furnishing) to the Administrative Agent the financial statements referred to in clause (i) of Section 6.1(f). Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated Subsidiaries (including the Borrowers and their Subsidiaries) as of such dates and for such periods in accordance with GAAP, subject (in the case of the unaudited financial statements) to the absence of footnotes.
     (b) Since December 31, 2009, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of any Borrower or of the Credit Parties taken as a whole.
     (c) Except as disclosed in the financial statements referred to above or the notes thereto and except for matters disclosed on Schedule 7.12 hereto, after giving effect to the Transactions, neither any of the Credit Parties nor any their respective Subsidiaries has, as of the
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Closing Date, any material contingent liabilities, unusual long term commitments or unrealized losses.
     SECTION 7.5 Properties.
     (a) As of the Closing Date, the real property listed on Schedule 7.5 constitutes all of the real property that is owned or leased by each of the Credit Parties and their respective Subsidiaries. Each such Person has good title to, or valid leasehold interests in, all of its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes, and none of the properties, assets or leasehold interests of any of the Credit Parties or their respective Subsidiaries is subject to any Lien, except as permitted by Section 11.2.
     (b) Each of the Credit Parties and their respective Subsidiaries owns, or is licensed to use, all franchises, licenses, trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by each of the Credit Parties and their respective Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither any Credit Party nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations, in each case except as could not reasonably be expected to have a Material Adverse Effect.
     SECTION 7.6 Litigation and Environmental Matters.
     (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Credit Party, threatened against or affecting any of the Credit Parties or their respective Subsidiaries or properties (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement, any of the other Loan Documents or the Transactions. As of the Closing Date, all actions, suits or proceedings pending or, to the knowledge of any Credit Party, threatened and involving an amount in controversy equal to or greater than the Threshold Amount are disclosed on Schedule 7.6.
     (b) Except for matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither any of the Credit Parties nor their respective Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Claim, (iii) has received notice of any claim with respect to any Environmental Claim or (iv) knows of any basis for any Environmental Claim.
     (c) Since the date of this Agreement, there has been no change in the status of the “Disclosed Matters” (as such term is defined in the Existing Credit Agreement) that, individually or in the aggregate, has resulted in a Material Adverse Effect.
     SECTION 7.7 Compliance with Laws and Agreements. Each of the Credit Parties and their respective Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments (including Material Contracts) binding upon it or its property, except where the failure
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to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.
     SECTION 7.8 Investment and Holding Company Status. Neither any of the Credit Parties nor their respective Subsidiaries is (a) an “investment company” or is “controlled” by an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.
     SECTION 7.9 Taxes. Each of the Credit Parties and their respective Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Credit Party or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Such returns accurately reflect in all material respects all liability for taxes of each of the Credit Parties and their respective Subsidiaries for the periods covered thereby. There is no ongoing audit or examination or, to the knowledge of any Credit Party, other investigation by any Governmental Authority of the tax liability of any of the Credit Parties or their Subsidiaries, in each case that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No Governmental Authority has asserted any Lien or other claim against any of the Credit Parties or their respective Subsidiaries with respect to unpaid taxes which has not been discharged or resolved (other than (i) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the relevant Credit Party and (ii) Permitted Liens).
     SECTION 7.10 ERISA. As of the Closing Date, neither any Credit Party nor any of its Subsidiaries maintains or contributes to, or has any obligation under, any Employee Benefit Plan and no ERISA Affiliate maintains or contributes to, or has any obligation under, any Pension Plan or Multiemployer Plan, in each other than those identified on Schedule 7.10. No Termination Event has occurred or is expected to occur that, when taken together with all other such Termination Event for which liability is expected to occur, could reasonably be expected to result in a Material Adverse Effect.
     SECTION 7.11 Disclosure. The Borrowers have disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate, limited liability company or other restrictions to which any of the Credit Parties or their respective Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrowers to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
     SECTION 7.12 Indebtedness. The Credit Parties and their respective Subsidiaries have no Indebtedness, except as disclosed on Schedule 7.12 or otherwise permitted by Section 11.1.
     SECTION 7.13 Subsidiaries. Neither Borrower has any Subsidiaries other than those listed on Schedule 7.13 hereto, and Schedule 7.13 sets forth the jurisdiction of organization of
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each Subsidiary and each Credit Party’s ownership of the outstanding Capital Stock of each Subsidiary. All of the outstanding Capital Stock of each Subsidiary has been validly issued, is fully paid and is nonassessable. As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of Capital Stock of any Credit Party or any Subsidiary thereof, except as described on Schedule 7.13. The Borrowers shall, from time to time as necessary, deliver to the Administrative Agent an updated Schedule 7.13 to this Agreement, together with a certificate of an authorized officer of the Borrowers certifying that the information set forth in such schedule is true, correct and complete as of such date. Any new Subsidiary (other than Foreign Subsidiaries which are not required to become Subsidiary Guarantors) must immediately become a Subsidiary Guarantor and a party to the Subsidiary Guaranty Agreement as required by Section 9.9.
     SECTION 7.14 Inventory. All inventory of each of the Credit Parties and their respective Subsidiaries has been and will hereafter be produced in compliance with all Applicable Laws, rules, regulations and governmental standards, including, without limitation, the minimum wage and overtime provisions of the Fair Labor Standards Act, as amended (29 U.S.C. §§ 201-219), and the regulations promulgated thereunder, except any noncompliance that does not have a Material Adverse Effect.
     SECTION 7.15 Patents, Trademarks and Copyrights. Schedule 7.15 sets forth a true, accurate and complete listing, as of the date hereof, of all registered patents, trademarks and copyrights, and applications therefor, of any of the Credit Parties or their respective Subsidiaries. Except as created or permitted under the Loan Documents, no Lien exists with respect to the interests of any of the Credit Parties or their respective Subsidiaries in any such patents, trademarks, copyrights or applications, and neither any of the Credit Parties nor their respective Subsidiaries has transferred or subordinated any interest it may have in such patents, trademarks, copyrights and applications, except for licenses permitted by Section 11.9(b). The Borrowers shall, from time to time as necessary, deliver to the Administrative Agent an updated Schedule 7.15 to this Agreement, together with a certificate of an authorized officer of the Borrowers certifying that the information set forth on such schedule is true, correct and complete as of such date. Upon the request of the Administrative Agent at any time, the Borrowers shall execute and deliver and cause to be executed and delivered assignments of all registered patents, trademarks, copyrights and applications therefor included in the Collateral, in favor of the Administrative Agent for the benefit of the Secured Parties, which assignments shall be in form and substance satisfactory to the Administrative Agent and in proper form (a) for recording in the U.S. Patent and Trademark Office to properly reflect the Administrative Agent’s security interest in all U.S. patents, trademarks and applications therefor included in the Collateral and (b) for recording with the U.S. Library of Congress to properly reflect the Administrative Agent’s security interest in all U.S. copyrights and applications therefor included in the Collateral.
     SECTION 7.16 Margin Securities. Neither any of the Credit Parties nor their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any “margin stock” within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System, as amended. No part of the proceeds of any Loan will be used, directly or indirectly, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.
     SECTION 7.17 Labor Matters. Except for any of the following that would not have a Material Adverse Effect, (a) there are no actual or threatened strikes, labor disputes, slow downs, walkouts, work stoppages, or other concerted interruptions of operations that involve any employees employed at any time in connection with the business activities or operations at any of
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the Credit Parties’ or their respective Subsidiaries’ locations, (b) hours worked by and payment made to the employees of any of the Credit Parties or their respective Subsidiaries have not been in violation of the Fair Labor Standards Act or any other Applicable Laws, rules and regulations pertaining to labor matters, (c) all payments due from any of the Credit Parties or their respective Subsidiaries for employee health and welfare insurance, including, without limitation, workers’ compensation insurance, have been paid or accrued as a liability on its books, and (d) the business activities and operations of each of the Credit Parties and their respective Subsidiaries are in compliance with the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq. and other applicable health and safety laws, rules and regulations.
     SECTION 7.18 Solvency. Each of the Credit Parties and their respective Subsidiaries is, and after giving effect to the Transactions and the requested Loans and application of proceeds thereof will be, Solvent.
     SECTION 7.19 Permits, Licenses, Etc. Each of the Credit Parties and their respective Subsidiaries possesses all permits, licenses, patents, patent rights, trademarks, trademark rights, trade names, trade name rights and copyrights which are required to conduct their respective businesses, except to the extent that failure to do so does not result in or could not reasonably be expected to result in a Material Adverse Effect.
     SECTION 7.20 Senior Indebtedness Status. The Obligations of each Credit Party and each Subsidiary thereof under this Agreement and each of the other Loan Documents (a) rank and shall continue to rank at least senior in priority of payment to all Subordinated Indebtedness and at least equal in priority to all senior secured or unsecured Indebtedness of each such Person and (b) is designated as “Senior Indebtedness” under all instruments and documents, now or in the future, relating to all Subordinated Indebtedness.
     SECTION 7.21 OFAC. Neither Alon USA Energy, the Parent or any of its Subsidiaries nor any Affiliate of any such Persons: (a) is a Sanctioned Person, (b) has more than ten percent (10%) of its assets in Sanctioned Entities, or (c) derives more than ten percent (10%) of its operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. None of the proceeds of any Loan will be used, and none of such proceeds have been used, to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.
ARTICLE VIII
FINANCIAL INFORMATION AND NOTICES
     Until all the Obligations (other than (a) contingent indemnification obligations not then due and (b) the Specified Obligations) have been paid and satisfied in full in cash and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.2, the Credit Parties will furnish or cause to be furnished to the Administrative Agent at the Administrative Agent’s Office at the address set forth in Section 14.1 and, with respect to Section 8.5 hereof only, to the Lenders at their respective addresses as set forth on the Register, or such other office as may be designated by the Administrative Agent and Lenders from time to time:
     SECTION 8.1 Financial Statements and Projections.
     (a) Quarterly Financial Statements. As soon as practicable and in any event within forty-five (45) days after the end of the first three Fiscal Quarters of each Fiscal Year (commencing with the Fiscal Quarter ending March 31, 2011, an unaudited Consolidated and consolidating
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balance sheet of the Parent and its Subsidiaries as of the close of such Fiscal Quarter and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows and a report containing management’s discussion and analysis of such financial statements for the Fiscal Quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by the Parent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Parent to present fairly in all material respects the financial condition of the Parent and its Subsidiaries on a Consolidated and consolidating basis as of their respective dates and the results of operations of the Parent and its Subsidiaries for the respective periods then ended, subject to normal year end adjustments and the absence of footnotes.
     (b) Annual Financial Statements. As soon as practicable and in any event within one hundred twenty (120) days after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2010), an audited Consolidated and consolidating balance sheet of (i) prior to the occurrence of an IPO, Alon USA Energy and its Subsidiaries, and (ii) on and after the occurrence of an IPO, the Parent and its Subsidiaries, in each case as of the close of such Fiscal Year and audited Consolidated and consolidating statements of income, retained earnings and cash flows and a report containing management’s discussion and analysis of such financial statements for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year. Such annual financial statements shall be audited by an independent certified public accounting firm of recognized national standing acceptable to the Administrative Agent, shall be accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by Alon USA Energy or any of its Subsidiaries or the Parent or any of its Subsidiaries (as applicable) or with respect to accounting principles followed by the Parent or any of its Subsidiaries not in accordance with GAAP.
     (c) Annual Business Plan and Financial Projections. Upon the request of the Administrative Agent and within forty-five (45) days after such request (but no more often than once during any Fiscal Year), a business plan of the Borrowers and their Subsidiaries for the ensuing four (4) Fiscal Quarters, such plan to be prepared in accordance with GAAP and to include, on a quarterly basis, the following: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet.
     SECTION 8.2 Officer’s Compliance Certificate. At each time financial statements are delivered pursuant to Section 8.1(a) or Section 8.1(b) and at such other times as the Administrative Agent shall reasonably request, an Officer’s Compliance Certificate.
     SECTION 8.3 [Intentionally omitted.]
     SECTION 8.4 Other Reports.
     (a) Company Reports. Promptly upon receipt thereof, copies of all reports, if any, submitted to any Credit Party, any Subsidiary thereof or any of their respective boards of directors or other applicable governing body by their respective independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto;
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     (b) Regulatory Reports. Promptly upon the request thereof, such other information and documentation required by bank regulatory authorities under applicable “know your customer” and Anti-Money Laundering rules and regulations (including, without limitation, the Act), as from time to time reasonably requested by the Administrative Agent or any Lender;
     (c) General Information. Such other information regarding the operations, business affairs and financial condition of any Credit Party or any Subsidiary thereof as the Administrative Agent or any Lender may reasonably request; and
     (d) Borrowing Base Certificates; Determination of the Borrowing Base. On or before the 30th day after the end of each calendar month, the Borrower Agent shall deliver to the Administrative Agent (and the Administrative Agent shall promptly deliver to the Lenders), for and on behalf of the Borrowers, a Borrowing Base Certificate prepared as of the last day of the month then most recently ended which certifies as to the calculation of the Borrowing Base as of such date; provided, however, that, if a Default has occurred and is continuing, upon the request of the Administrative Agent, the Borrower Agent shall deliver a Borrowing Base Certificate to the Administrative Agent on a more frequent basis but no more often than weekly (which Borrowing Base Certificate shall certify as to the calculation of the Borrowing Base as of the applicable date than most recently ended as specified by the Administrative Agent). Each Borrowing Base Certificate shall separately set forth the applicable Eligible Accounts, Eligible Inventory and other components of the Borrowing Base. Each determination of the Borrowing Base shall be made by the Administrative Agent in good faith based upon the applicable Borrowing Base Certificate and/or such other relevant information as the Administrative Agent shall deem necessary or appropriate.
     SECTION 8.5 Notices of Material Events. Prompt written notice of the following:
(a)	the occurrence or existence of any Default or Event of Default;

(b)	the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Credit Party or any Subsidiary or Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c)	(i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by any Credit Party or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any Credit Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) any Credit Party obtaining knowledge or having reason to know that any Credit Party or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA; and

(d)	any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.
Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of the Borrower Agent setting forth the details of the event, circumstance or development requiring such notice and any action taken or proposed to be taken with respect thereto.
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     SECTION 8.6 Accuracy of Information. All written information, reports, statements and other papers and data furnished by or on behalf of any Credit Party or any Subsidiary thereof to the Administrative Agent or any Lender whether pursuant to this Article VIII or any other provision of this Agreement, or any of the Security Documents, shall, at the time the same is so furnished, comply with the representations and warranties set forth in Section 7.27.
ARTICLE IX
AFFIRMATIVE COVENANTS
     Until all of the Obligations (other than (a) contingent, indemnification obligations not then due and (b) the Specified Obligations) have been paid and satisfied in full in cash and the Commitments terminated, each Credit Party will, and will cause each of its Subsidiaries to:
     SECTION 9.1 Existence; Conduct of Business. Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, agreements and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 11.3.
     SECTION 9.2 Payment of Obligations. Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, pay its obligations, including tax liabilities, that, if not paid, could result in a Material Adverse Effect or become a Lien on any of its property, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the applicable Credit Party or its respective Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.
     SECTION 9.3 Maintenance of Properties. Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, keep, maintain and preserve all property (tangible and intangible) material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.
     SECTION 9.4 Books and Records; Inspection Rights.
     (a) Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of the Credit Parties will, and will cause each of their Subsidiaries to, permit any representatives designated by the Administrative Agent to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such times and as often as requested; provided, however, that such visits will be conducted no more than three (3) times in any Fiscal Year unless a Default or Event of Default occurs.
     (b) Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, permit any representatives designated by the Administrative Agent (including any consultants, accountants, lawyers and appraisers retained by the Administrative Agent) to conduct evaluations and appraisals of its and its respective Subsidiaries’ assets, all at such times and as often as requested; provided, however, that such evaluations and appraisals shall not be requested more than
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three (3) times per Fiscal Year unless a Default or Event of Default occurs. The Borrowers shall pay the fees and expenses of any representatives retained by the Administrative Agent to conduct any such evaluation or appraisal.
     SECTION 9.5 Insurance. Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, maintain insurance with financially sound and reputable insurance companies in such amounts and covering such risks as is usually carried by corporations or other entities engaged in similar businesses and owning similar properties in the same general areas in which the Credit Parties and their respective Subsidiaries operate, provided that in any event each of the Credit Parties will maintain, and will cause each of their respective Subsidiaries to maintain, workers’ compensation insurance or voluntary benefits and excess employers liability plans, property insurance, comprehensive general liability insurance, and products liability insurance satisfactory to the Administrative Agent. Each property insurance policy covering Collateral shall name the Administrative Agent as loss payee and each liability insurance policy shall name the Administrative Agent as additional insured, in each case for the benefit of the Secured Parties and shall provide that such policy will not be canceled or reduced without thirty (30) days’ prior written notice to the Administrative Agent.
     SECTION 9.6 Compliance with Laws. Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, and with respect to ERISA will cause each of its ERISA Affiliates to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
     SECTION 9.7 Use of Proceeds. The Borrowers shall use the proceeds of the Extensions of Credit (a) to pay in full all indebtedness outstanding under the Existing Credit Agreement (as required by Section 6.1(h)(iii)), (b) to finance the acquisition of Capital Assets of the Borrowers and their Subsidiaries, and (c) for working capital and general corporate purposes of the Borrowers and their Subsidiaries, including the payment of certain fees and expenses incurred in connection with the Transactions and this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X.
     SECTION 9.8 Compliance with Agreements. Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, comply in all material respects with all agreements, contracts and instruments (including Material Contracts) binding on it or affecting its properties or business.
     SECTION 9.9 Additional Subsidiaries and Real Property.
     (a) Additional Domestic Subsidiaries. If any additional Subsidiary is formed or acquired after the Closing Date, the Borrower Agent will notify the Administrative Agent and the Lenders thereof and (a) the Borrowers will cause such Subsidiary (except any Foreign Subsidiary) to become a Subsidiary Guarantor within three Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary’s assets to secure the Obligations as the Administrative Agent or the Required Lenders shall request, (b) if any Capital Stock in or Indebtedness of such Subsidiary is owned by or on behalf of any Borrower or any Guarantor, the Borrowers will cause such Capital Stock and any promissory notes evidencing such Indebtedness to be pledged (as security for the Obligations) to the Administrative Agent and the Lenders within three Business Days after such Subsidiary is formed or acquired (except that, if such Subsidiary is a Foreign Subsidiary, shares of common stock of such Subsidiary to be pledged may be limited to 65% of the outstanding shares of Capital Stock of such
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Subsidiary), and (c) the Borrowers and each Subsidiary Guarantor will execute and deliver a Contribution and Indemnification Agreement in substantially the form attached hereto as Exhibit M.
     (b) Real Property Collateral. The Borrowers will notify the Administrative Agent, within ten (10) days after the acquisition of any owned real property by any Borrower or any of its Subsidiaries that is not subject to the existing Security Documents, and, within one hundred twenty (120) days following a request by the Administrative Agent, deliver such Mortgages, title insurance policies, environmental reports as are then in existence and other documents reasonably requested by the Administrative Agent (consistent with the requirements of Section 9.12) in connection with granting and perfecting a first priority Lien, other than Permitted Liens, on such real property in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, all in form and substance reasonably acceptable to the Administrative Agent.
     (c) Notwithstanding the foregoing, to the extent any new Subsidiary is created solely for the purpose of consummating a merger transaction pursuant to a Permitted Acquisition, and such new Subsidiary at no time holds any assets or liabilities other than any merger consideration contributed to it contemporaneously with the closing of such merger transaction, such new Subsidiary shall not be required to take the actions set forth in Section 9.9(a) until the consummation of such Permitted Acquisition (at which time, the surviving entity of the respective merger transaction shall be required to so comply with Section 9.9(a) within ten (10) Business Days of the consummation of such Permitted Acquisition).
     (d) Notwithstanding the foregoing, the provisions of this Section 9.9 shall not apply to assets as to which the Administrative Agent and the Borrower Agent shall reasonably determine that the costs and burdens of obtaining a security interest therein or a lien thereon or perfection thereof outweigh the value of the security afforded thereby.
     SECTION 9.10 Environmental Matters. Each of the Credit Parties will, and will cause each of their respective Subsidiaries to (a) comply in all material respects with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in any Environmental Laws and (b) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of any Credit Party or any Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor, as determined by a court of competent jurisdiction by final nonappealable judgment.
     SECTION 9.11 Further Assurances. Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, execute and deliver such further agreements, documents and instruments and take such further action as may be requested by the Administrative Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to create, preserve and perfect the Liens of the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, in the Collateral.
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     SECTION 9.12 Collateral.
     (a) Personal Property Collateral. Subject to the proviso below, each of the Credit Parties will, and will cause each of their respective Subsidiaries to, pursuant to the Security Documents, grant to the Administrative Agent, for the benefit of the Lenders and the other Secured Parties and to secure the payment and performance of the Obligations, a perfected, first priority security interest in all of its personal property (except to the extent that the Administrative Agent and the Borrower Agent shall reasonably determine that the costs and burdens of obtaining a security interest therein outweigh the value of the security afforded thereby); provided, however, that the Credit Parties shall be obligated to pledge the Capital Stock of a Foreign Subsidiary only to the extent required pursuant to Section 9.9(b).
     (b) Real Property Collateral. On or before one hundred twenty (120) days after the Closing Date (or, if so requested by the Administrative Agent or any Lender, within sixty (60) days after the Closing Date), each of the Borrowers and their Subsidiaries will grant to the Administrative Agent, as security for the payment of the Obligations, a Lien on each parcel of real property owned in fee by such Borrower or such Subsidiary pursuant to a Mortgage. In addition, and in connection with the execution and delivery of such Mortgages, each such Borrower or such Subsidiary will (on or before one-hundred twenty (120) days after the Closing Date) deliver (or cause to be delivered) the following to the Administrative Agent:
     (i) Title Insurance. Unless the requirement therefor is waived by the Administrative Agent, a marked-up commitment for a policy of title insurance, insuring the Administrative Agent’s first priority Liens and showing no Liens prior to the Administrative Agent’s Liens other than for ad valorem taxes not yet due and payable, with title insurance companies acceptable to the Administrative Agent on each property subject to a Mortgage with the final title insurance policy being delivered within thirty (30) days thereafter, and any customary affidavits and indemnities as may be required or necessary to obtain title insurance satisfactory to the Administrative Agent;
     (ii) Title Exceptions. Copies of all recorded documents creating exceptions to each title policy referred to in clause (a) above;
     (iii) Matters Relating to Flood Hazard Properties. A certification form of a certification from the National Research Center, or any successor agency thereto, regarding each parcel of real property subject to a Mortgage;
     (iv) [Intentionally omitted];
     (v) Environmental Assessments. If and to the extent then presently existing or available, a Phase I environmental assessment or other environmental report regarding each property subject to a Mortgage; and
     (vi) Other Real Property Information. Such other certificates, documents and information as are reasonably requested by the Administrative Agent, including, without limitation, legal opinions with respect to the Mortgages and, if and to the extent requested by the Administrative Agent and reasonably available, permanent certificates of occupancy and evidence of zoning compliance, each in form and substance reasonably satisfactory to the Administrative Agent.
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Notwithstanding any of the foregoing deadlines referred to in this Section 9.12(b), any such deadline may be extended by the Administrative Agent in its discretion if and to the extent such an extension is deemed necessary or appropriate by the Administrative Agent.
     SECTION 9.13 Non-Consolidation. Each of Credit Parties will, and will cause each of their respective Subsidiaries to, maintain (a) entity records and books of account separate from those of any other entity which is an Affiliate of such entity, (b) not commingle its funds or assets with those of any other entity which is an Affiliate of such entity (except pursuant to cash management systems reasonably acceptable to the Administrative Agent) and (c) provide that its board of directors (or equivalent governing body) will hold all appropriate meetings to authorize and approve such entity’s actions, which meetings will be separate from those of other entities (except to the extent that joint meetings are held generally consistent with the practices of the Borrowers and their Subsidiaries as in effect on the Closing Date).
ARTICLE X
FINANCIAL COVENANTS
     Until all of the Obligations (other than (a) contingent, indemnification obligations not then due and (b) the Specified Obligations) have been paid and satisfied in full in cash and the Commitments terminated, the Borrowers and their Subsidiaries on a Consolidated basis will not:
     SECTION 10.1 Consolidated Total Leverage Ratio. As of any Fiscal Quarter ending during the periods specified below, permit the Consolidated Total Leverage Ratio to be greater than the corresponding ratio set forth below:

Period	Maximum Ratio
Closing Date through March 30, 2013	5.00 to 1.00
March 31, 2013 and thereafter	4.75 to 1.00
     SECTION 10.2 Fixed Charge Coverage Ratio. As of any Fiscal Quarter, permit the Fixed Charge Coverage Ratio to be less than 1.25 to 1.00.
ARTICLE XI
NEGATIVE COVENANTS
     Until all of the Obligations (other than (a) contingent, indemnification obligations not then due and (b) the Specified Obligations) have been paid and satisfied in full in cash and the Commitments terminated, the Credit Parties will not, and will not permit any of their respective Subsidiaries to.
     SECTION 11.1 Indebtedness. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, including without limitation Subordinated Debt, except:
     (a) Indebtedness created hereunder;
     (b) Indebtedness existing on the date hereof and set forth in Schedule 7.12, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date;
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     (c) Indebtedness of any Borrower to any Subsidiary Guarantor and of any Subsidiary Guarantor to any Borrower, and Subordinated Indebtedness of any Borrower or any Subsidiary Guarantor to the Parent or Alon USA Energy;
     (d) Guaranty Obligations of any Borrower of Indebtedness (other than the Guaranty Obligations under the Guaranty Agreements in favor of the Administrative Agent) of any Guarantor which when combined do not exceed $250,000 in the aggregate;
     (e) Guaranty Obligations in favor of the Administrative Agent;
     (f) Indebtedness incurred in the ordinary course of business in connection with Capital Leases (including those set forth in Schedule 7.12), provided that no Default exists or results therefrom;
     (g) purchase money Indebtedness of the Credit Parties and their respective Subsidiaries (including Indebtedness set forth in Schedule 7.12) representing the purchase price of Capital Expenditures, that is secured (if at all) only by the asset purchased, provided that no Default exists or results therefrom;
     (h) Indebtedness of the Credit Parties and their respective Subsidiaries incurred to finance Permitted Acquisitions which is not secured by a Lien on the Collateral, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date;
     (i) Hedging Agreements permitted by Section 11.5;
     (j) Indebtedness from judgments that otherwise do not constitute a Default or an Event of Default; and
     (k) Indebtedness other than those listed in clauses (a) through (j) above in the aggregate amount not to exceed $2,000,000 at any time outstanding.
     Without in any way limiting the foregoing, no Subordinated Indebtedness, other than the Subordinated Indebtedness referred to in clause (b) or clause (c) of this Section 11.1 above, shall be permitted unless and until the Required Lenders shall have consented to such Subordinated Debt and approved all documents and terms related thereto, which consent and approval may be granted or withheld in the sole and absolute discretion of the Required Lenders.
     SECTION 11.2 Liens. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset (including without limitation Capital Stock in any of their Subsidiaries) now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:
     (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 9.2, provided that such Lien shall not secure any Indebtedness for borrowed money;
     (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’ and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 9.2, provided that such Lien shall not secure any Indebtedness for borrowed money;
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     (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations, provided that such Lien shall not secure any Indebtedness for borrowed money;
     (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, provided that such Lien shall not secure any Indebtedness for borrowed money;
     (e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (m) of Section 12.1, provided that such Lien shall not secure any Indebtedness for borrowed money;
     (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any of the Credit Parties or their respective Subsidiaries, provided that such Lien shall not secure any Indebtedness;
     (g) any Lien that is set forth on Schedule 11.2 and exists as of the date hereof on any property or asset of any Credit Party or its respective Subsidiaries; provided that (i) such Lien shall not attach to any other property or asset of any Credit Party or any of its respective Subsidiaries and (ii) such Lien shall secure only the Indebtedness or other obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof or result in an earlier maturity date;
     (h) Liens securing Indebtedness permitted by clauses (f) and (g) of Section 11.1;
     (i) Liens securing Indebtedness permitted by clause (h) of Section 11.1 to the extent such Liens do not cover any of the Collateral; and
     (j) Liens created under the Loan Documents.
     SECTION 11.3 Fundamental Changes.
     (a) Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any Subsidiary of a Borrower may merge into a Borrower in a transaction in which such Borrower is the surviving entity, (ii) any Subsidiary that is not a Guarantor may merge into any wholly-owned Subsidiary in a transaction in which the surviving entity is a wholly-owned Subsidiary, (iii) any Subsidiary Guarantor may be dissolved, liquidated or merged into another Subsidiary, so long as such dissolution, liquidation or merger results in all assets of such Subsidiary Guarantor being owned by a Borrower or another Subsidiary Guarantor, and (iv) any Subsidiary that is not a Guarantor may liquidate or dissolve if the Borrowers determine in good faith that such liquidation or dissolution is in the best interests of the Borrowers and is not disadvantageous to the Lenders and so long as such liquidation or dissolution results in all assets of such Subsidiary being owned by a Borrower or a wholly-owned Subsidiary.
     (b) Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, engage in any business other than businesses of the type conducted by such Credit
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Party or such Subsidiary on the date of execution of this Agreement and businesses reasonably related thereto.
     (c) Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, change their Fiscal Year.
     SECTION 11.4 Investments, Loans, Advances, Guarantees and Acquisitions. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Capital Stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other Person or any assets of any other Person constituting a business unit or division, except:
     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States), in each case maturing not more than one year from the date of acquisition thereof;
     (b) investments in certificates of deposit, banker’s acceptances and time deposits maturing not more than 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market and other deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any State thereof which has a tier 1 capital ratio of not less than 6%, and, with respect to such certificates of deposit, banker’s acceptances and time deposits issued by any particular commercial bank, in an amount not exceeding 10% of such commercial bank’s unimpaired capital;
     (c) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (b) above;
     (d) acquisitions of convenience stores consistent with existing operations;
     (e) Investments other than those listed in clauses (a) through (d) above in the aggregate amount of $1,000,000 per Fiscal Year;
     (f) Capital Stock existing on the date hereof in its Subsidiaries;
     (g) Capital Stock in Subsidiaries formed after the Closing Date provided that each such Subsidiary becomes a Subsidiary Guarantor and otherwise complies with the requirements of Section 9.9;
     (h) loans or advances made by a Borrower to any Subsidiary Guarantor and made by any Subsidiary Guarantor to a Borrower or any other Subsidiary Guarantor;
     (i) accounts receivable for sales of inventory and other products and services provided by the Credit Parties and their respective Subsidiaries to their respective customers in the ordinary course of their businesses;
     (j) Permitted Acquisitions;
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     (k) Capital Expenditures; and
     (l) Guaranty Obligations constituting Indebtedness permitted by Section 11.1.
     SECTION 11.5 Hedging Agreements. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, enter into any Hedge Agreement; provided, however, that the Credit Parties and their respective Subsidiaries shall be permitted to enter into Hedge Agreements in the ordinary course of business with the Administrative Agent or a third party acceptable to the Administrative Agent to (a) hedge interest rate risk on the Loans, or (b) hedge up to $500,000 in the aggregate of any other type of risk.
     SECTION 11.6 Restricted Payments; Certain Payments of Indebtedness.
     (a) Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment or incur any obligation (contingent or otherwise) to do so, except (i) a Borrower may declare and pay dividends with respect to its Capital Stock payable solely in additional Capital Stock in such Borrower, (ii) a Borrower may declare and pay dividends as permitted by Applicable Law to the Parent if, but only if, no Default exists or results therefrom, and (iii) Subsidiaries of a Borrower may declare and pay dividends to such Borrower or any Subsidiary Guarantor.
     (b) Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:
          (i) payment of Indebtedness created under the Loan Documents;
          (ii) refinancings of Indebtedness to the extent permitted by Section 11.1;
          (iii) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, provided that such sale or transfer is otherwise permitted by this Agreement;
          (iv) payment or prepayment of Capital Lease obligations, so long as no Default is existing or would result therefrom; and
          (v) payment when due of obligations under Hedge Agreements.
     SECTION 11.7 Transactions with Affiliates. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except as permitted in this Agreement and except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to such Credit Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrowers and the Subsidiary Guarantors not involving any other Affiliate, and (c) any Restricted Payment permitted by Section 11.6.
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     SECTION 11.8 Restrictive Agreements. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Credit Party or any of their respective Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any of their respective Subsidiaries to pay dividends or other distributions with respect to any Capital Stock in such Subsidiary or to make or repay loans or advances to a Borrower or any of its Subsidiaries or to guarantee Indebtedness of the Borrowers or any of their respective Subsidiaries; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 11.8 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.
     SECTION 11.9 Disposition of Assets. Except as otherwise permitted in Section 11.3, each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to sell, lease, assign, transfer or otherwise dispose of any of their respective assets (including without limitation Capital Stock in any of the Subsidiaries or any of the voting rights of any such Capital Stock); provided, however, that the following dispositions shall be permitted so long as the Borrowers and their respective Subsidiaries, as applicable, receive full, fair and reasonable consideration at the time of such disposition at least equal to the fair market value of such asset being disposed:
     (a) dispositions of inventory in the ordinary course of business of the Borrowers and their respective Subsidiaries;
     (b) non-exclusive licenses of intellectual property and leases and licenses of other property by the Borrowers and their respective Subsidiaries to their respective customers in connection with providing products and services to such customers in the ordinary course of business of the Borrowers and their respective Subsidiaries.
     (c) sales, transfers and other dispositions to the Borrowers or any of their respective wholly-owned Subsidiaries that are Subsidiary Guarantors;
     (d) disposition of assets that are worn out, obsolete or no longer used or useful in the conduct of the business of the Borrowers and their respective Subsidiaries in the Borrowers’ reasonable business judgment;
     (e) disposition of up to six convenience stores during any Fiscal Year, the proceeds of which are applied to the Obligations;
     (f) disposition of up to ten convenience stores during any Fiscal Year, which are replaced by convenience stores of similar value within six (6) months after the disposition of such stores;
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     (g) disposition of any convenience stores during any Fiscal Year which are not owned by any entity which is a party to the Security Agreement, which are not subject to a Lien created under the Loan Documents or which are subject to a Lien permitted under Section 11.2(g) and (h);
     (h) other asset dispositions which do not exceed $1,000,000 in the aggregate during the term of this Agreement; and
     (i) disposition of any of the convenience stores listed on Schedule 11.9, the proceeds of which must be applied by the Borrowers to the Obligations.
     SECTION 11.10 Sale and Leaseback. Each of the Credit Parties will not enter into, and will not permit any of their respective Subsidiaries to enter into, any arrangement with any Person pursuant to which it leases from such Person real or personal property that has been or is to be sold or transferred, directly or indirectly, by it to such Person; provided that the Borrowers and their respective Subsidiaries will be permitted to enter into such arrangements involving sales of personal property not to exceed $500,000 in the aggregate during the term of this Agreement in connection with Capital Lease obligations permitted by Section 11.1(f).
     SECTION 11.11 Accounting. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, change its Fiscal Year or make any change (a) in accounting treatment or reporting practices, except as required by GAAP and disclosed to the Administrative Agent, or (b) in tax reporting treatment, except as required by law and disclosed to the Administrative Agent.
     SECTION 11.12 Amendment of Material Documents. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, amend, modify or waive any of its rights or obligations under its certificate of incorporation, by-laws, other organizational documents unless such amendment, modification or waiver could not adversely affect the Administrative Agent or any Lender in any way, or amend, modify or waive any documents evidencing or relating to any Indebtedness of any of the Credit Parties or any of their respective Subsidiaries, unless such amendment, modification or waiver would not create a Material Adverse Effect. At any time any Subordinated Debt exists, each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, amend, modify, or waive any of its rights or obligations under or any terms or provisions of any Subordinated Debt or any document evidencing, governing or otherwise relating to any Subordinated Debt.
     SECTION 11.13 Preferred Equity Interests. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, issue any preferred stock or other preferred Capital Stock.
     SECTION 11.14 Synthetic Leases. Each of the Credit Parties will not, and will not permit any of their respective Subsidiaries to, enter into, or be a party to, or make any payment under, any Synthetic Lease.
ARTICLE XII
DEFAULT AND REMEDIES
     SECTION 12.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event or circumstance and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:
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     (a) Default in Payment of Principal and Interest of Loans and Reimbursement Obligations. Any Borrower shall default in any payment of principal of or interest on any Loan or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise), and such default shall continue for a period of three (3) days.
     (b) Other Payment Default. Any Borrower or any other Credit Party shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of any other Obligation (not addressed in clause (a) above), and such default shall continue for a period of three (3) Business Days.
     (c) Misrepresentation. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, in any other Loan Document or in any document delivered in connection herewith or therewith that is subject to materiality or Material Adverse Effect qualifications shall be incorrect or misleading in any respect when made or deemed made, or any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party or any Subsidiary thereof in this Agreement, any other Loan Document or in any document delivered in connection herewith or therewith that is not subject to materiality or Material Adverse Effect qualifications shall be incorrect or misleading in any material respect when made or deemed made.
     (d) Default in Performance of Certain Covenants. Any Credit Party shall default in the performance or observance of any covenant or agreement contained in Sections 8.1, 8.2 or 8.5(a) or Articles X or XI.
     (e) Default in Performance of Other Covenants and Conditions. Any Credit Party or any Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for in this Section) or any other Loan Document and such default shall continue for a period of ten (10) days.
     (f) Indebtedness Cross-Default. (i) Any Credit Party or any Subsidiary thereof shall (A) default in the payment of any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Indebtedness is in excess of the Threshold Amount beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, or (B) default in the observance or performance of any other agreement or condition relating to any Indebtedness (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Indebtedness is in excess of the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto or (ii) any other event shall occur or condition exist (other than as a result of a voluntary sale or transfer of property or assets securing such Indebtedness, which sale or transfer is permitted by this Agreement), the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness referred to in clause (i) preceding (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such Indebtedness referred to in clause (i) preceding to become due prior to its stated maturity (any applicable grace period having expired).
     (g) Other Cross-Defaults. Any Credit Party or any Subsidiary thereof shall default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract in an instance where the amount in controversy is more than the Threshold Amount and all applicable grace, notice or other cure periods thereunder shall have expired unless, but only as long as, the existence of any such default is being contested by such Credit Party or any such Subsidiary in good faith by appropriate proceedings and adequate reserves in respect thereof
AMENDED AND RESTATED CREDIT AGREEMENT — Page 77

have been established on the books of such Credit Party or Subsidiary to the extent required by GAAP.
     (h) Change in Control. Any Change in Control shall occur.
     (i) Voluntary Bankruptcy Proceeding. Any Credit Party or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, receivership, reorganization, winding up or composition or adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate or other entity action for the purpose of authorizing any of the foregoing.
     (j) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Credit Party or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, receivership, reorganization, winding up or composition or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for any Credit Party or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.
     (k) Failure of Agreements. This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Credit Party or Guarantor or any of its respective Subsidiaries, or any Credit Party or any Guarantor shall deny that it has any further liability or obligation under any of the Loan Documents, or any Lien created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and Lien upon any of the Collateral purported to be covered thereby, subject to any Liens permitted under Section 11.2 of this Agreement and except to the extent that any such loss of perfection or priority results from the failure of the Administrative Agent to maintain possession of certificates representing securities pledged under the Security Agreement.
     (l) Termination Event. The occurrence of any of the following events: (i) any Credit Party or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 or Section 430 of the Code, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto, but only to the extent that a Lien could reasonably be expected to arise as a result of such failure under Section 412 or Section 430(k) of the Code, Section 302 or Section 303(k) of ERISA or under Title IV of ERISA, (ii) an accumulated funding deficiency or a funding shortfall as determined under Section 412 or Section 430 of the Code, respectively, which could reasonably be expected to have a Material Adverse Effect, (iii) a Termination Event or (iv) any Credit Party or any ERISA Affiliate as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments, which withdrawal or liability could reasonably be expected to have a Material Adverse Effect.
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     (m) Judgment. A judgment or order for the payment of money which causes the aggregate amount of all such judgments or orders (net of any amounts covered by insurance) to exceed the Threshold Amount shall be entered against any Credit Party or any Subsidiary thereof by any court and such judgment or order shall continue without having been discharged, vacated or stayed for a period of thirty (30) consecutive days after the entry thereof.
     (n) Material Adverse Effect. Any Material Adverse Effect shall occur or exist.
     SECTION 12.2 Remedies. Upon the occurrence of an Event of Default, with the consent of the Required Lenders if (but only if) such Event of Default is other than an Event of Default under Section 12.1(a), 12.1(b), 12.1(i) or 12.1(j), the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Agent Borrower:
     (a) Acceleration; Termination of Facilities.
          (i) Terminate the Revolving Credit Commitment (and thereby the L/C Commitment) and declare the principal of and interest on the Loans and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations (other than Specified Obligations), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrowers (including the Borrower Agent) to request borrowings or Letters of Credit thereunder; provided, that upon the occurrence of an Event of Default specified in Section 12.1(i) or Section 12.1(j), the Credit Facility shall be automatically terminated and all Obligations (other than Specified Obligations) shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by each Credit Party, anything in this Agreement or in any other Loan Document to the contrary notwithstanding; and
          (ii) exercise on behalf of the Secured Parties all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.
     (b) Letters of Credit. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to Section 12.(a), the Borrowers shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to one hundred five percent (105%) of the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations on a pro rata basis. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrowers.
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     (c) Rights of Collection. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Obligations.
     SECTION 12.3 Rights and Remedies Cumulative; Non-Waiver; etc. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and/or the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between or among any one or more of the Credit Parties, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.
     SECTION 12.4 Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 12.2 or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or any other Loan Document, all payments received by the Lenders upon the Obligations and all net proceeds from the enforcement of the Obligations shall be applied:
     First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lender in its capacity as such and the Swingline Lender in its capacity as such (ratably among the Administrative Agent, the Issuing Lender and Swingline Lender in proportion to the respective amounts described in this clause First payable to them);
     Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees (ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them);
     Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations (ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them);
     Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Reimbursement Obligations, Specified Hedge Obligations (including any termination payments and any accrued and unpaid interest thereon) and Specified Cash Management Obligations (ratably among the Lenders and the counterparties to the Specified Hedge Obligations and Specified Cash Management Obligations, as applicable, in proportion to the respective amounts described in this clause Fourth held by them);
     Fifth, to the Administrative Agent for the account of the Issuing Lender, to cash collateralize any L/C Obligations then outstanding; and
     Last, the balance, if any, after all Commitments have terminated and all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Applicable Law.
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     SECTION 12.5 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise:
     (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations arising under the Loan Document that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 3.3, 5.3 and 14.3) allowed in such judicial proceeding; and
     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 3.3, 5.3 and 14.3.
     Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
ARTICLE XIII
THE ADMINISTRATIVE AGENT
     SECTION 13.1 Appointment and Authority. Each of the Lenders and the Issuing Lender hereby irrevocably designates and appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as may be otherwise expressly provided herein, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and no Credit Policy shall have any rights as a third party beneficiary of any of such provisions.
     The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacity as counterparty to a Specified Hedge Agreement or Specified Cash Management Arrangement, as applicable) and the Issuing Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Lender for purposes of acquiring, holding and enforcing any and all Liens
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on Collateral granted by any of the Credit Party to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent”, and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article XIII for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Articles XIII and XIV (including Section 14.3, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.
     SECTION 13.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Parent or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
     SECTION 13.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:
     (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
     (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law; and
     (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Credit Party or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 14.2 and Section 12.2) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by a Borrower, a Lender or the Issuing Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in
AMENDED AND RESTATED CREDIT AGREEMENT — Page 82

connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
     SECTION 13.4 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for a Credit Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
     SECTION 13.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights, remedies and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights, remedies and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the Credit Facilities as well as activities as Administrative Agent.
     SECTION 13.6 Resignation of Administrative Agent.
     (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower Agent. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the approval of the Borrower Agent if (but only if) no Default or Event of Default then exists, which approval shall not be unreasonably withheld, conditioned or delayed, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that, if the Administrative Agent shall notify the Borrower Agent and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Loan Documents, the retiring Administrative Agent shall continue to hold
AMENDED AND RESTATED CREDIT AGREEMENT — Page 83

such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 14.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
     (b) Any resignation by Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as Issuing Lender and Swingline Lender. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Lender and Swingline Lender, (ii) the retiring Issuing Lender and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor Issuing Lender shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangement satisfactory to the retiring Issuing Lender to effectively assume the obligations of the retiring Issuing Lender with respect to such Letters of Credit.
     SECTION 13.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
     SECTION 13.8 No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the syndication agents, documentation agents, co-agents, book manager, lead manager, arranger, lead arranger or co-arranger listed on the cover page or signature pages hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Lender hereunder.
     SECTION 13.9 Collateral and Guaranty Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion (without notice to, or vote or consent of, any counterparty to any Specified Hedge Agreement or Specified Cash Management Arrangement that was a Lender or an Affiliate of any Lender at the time such agreement was executed),
AMENDED AND RESTATED CREDIT AGREEMENT — Page 84

     (a) to release any Lien on any Collateral granted to or held by the Administrative Agent, for the ratable benefit of the Secured Parties (whether or not on the date of such release there may be outstanding Specified Obligations or contingent indemnification obligations not then due), under any Loan Document (i) upon repayment of all outstanding principal of and all accrued interest on the Loans and Reimbursement Obligations, payment of all outstanding fees and expenses hereunder, the termination of all Commitments and the expiration or termination of all Letters of Credit, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) subject to Section 14.2, if approved, authorized or ratified in writing by the Required Lenders;
     (b) to subordinate or release any Lien on any Collateral (whether or not on the date of such subordination or release there may be outstanding Specified Obligations or contingent indemnification obligations not then due) granted to or held by the Administrative Agent under any Loan Document to the holder of any Permitted Lien; and
     (c) to release any Subsidiary Guarantor (whether or not on the date of such release there may be outstanding Specified Obligations or contingent indemnification obligations not then due) from its obligations under the Guaranty Agreement, the Security Agreement and any other Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Guaranty Agreement pursuant to this Section. Notwithstanding anything to the contrary contained herein, each of the Credit Parties acknowledges and agrees that it is not a beneficiary of the authority granted to the Administrative Agent under this Section and that it may not cause the Administrative Agent to exercise any authority granted to the Administrative Agent hereunder.
     SECTION 13.10 Release of Liens and Guarantees of Subsidiaries. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Credit Party in a transaction permitted by this Agreement (including by way of merger, consolidation or in connection with the sale of a Subsidiary permitted hereunder) at a time when no Default or Event of Default exists or would result therefrom, then the Administrative Agent, at the request and sole expense of the Borrower Agent or such other Credit Party, shall execute and deliver without recourse, representation or warranty all releases or other documents necessary or desirable for the release of the Liens created by any of the Security Documents on such Collateral. In the case of any such sale, transfer or disposal of any property constituting Collateral in a transaction constituting an Asset Disposition permitted pursuant to Section 11.5, the Liens created by any of the Security Documents on such property shall be automatically released (without need for further action by any person). At the request and sole expense of the Borrower Agent and if no Default or Event of Default then exists or would result therefrom, a Subsidiary that is a Credit Party shall be released from all its obligations under this Agreement and under all other Loan Documents in the event that all of the Capital Stock of such Subsidiary shall be sold, transferred or otherwise disposed of in a transaction permitted by this Agreement (including by way of merger or consolidation), and the Administrative Agent, at the request and sole expense of the Borrower Agent, shall execute and deliver without recourse, representation or warranty all releases or other documents necessary or desirable to evidence or confirm the foregoing.
     SECTION 13.11 Specified Cash Management Arrangements and Specified Hedge Agreements. No Lender or Affiliate thereof party to a Specified Cash Management Arrangement or Specified Hedge Agreement, as applicable, that obtains the benefits of Section 12.4 or any
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Collateral by virtue of the provisions hereof or of any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.
ARTICLE XIV
MISCELLANEOUS
     SECTION 14.1 Notices.
     (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 14.1(b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

If to a Borrower or	Southwest Convenience Stores, LLC
another Credit Party:	(if to a Borrower), as the Borrower Agent, or
c/o Southwest Convenience Stores, LLC
(if to another Credit Party)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
Attention of: Chief Financial Officer
Telephone No.: 972-367-3669
Telecopy No.: 972-367-3724
E-mail: shai.evan@alonusa.com

With copies to:	Alon Brands, Inc.
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
Attention of: Chief Legal Counsel-Commercial
Telephone No.: 972-367-3753
Telecopy No.: 972-367-3724
E-mail: sean.markowitz@alonusa.com

If to Wells Fargo as	Wells Fargo, National Association
Administrative Agent:	1525 West W.T. Harris Blvd., 1B1
Charlotte, North Carolina 28262
Attention of: Andrew Lipford, Syndication Agency Services
Telephone No.: 704-427-4983
Telecopy No.: 704-590-2782
E-mail: andrew.lipford@wachovia.com
AMENDED AND RESTATED CREDIT AGREEMENT — Page 86

With copies to:	Wells Fargo, National Association
4975 Preston Park Boulevard, Suite 280
Plano, Texas 75093
Attention of: Clint Bryant, Senior Vice President
Telephone No.: 972-599-5340
Telecopy No.: 972-867-5674
E-mail: clint.bryant@wellsfargo.com

and

Hunton & Williams LLP
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Attention: Ronald D. Rosener, Esq.
Telephone No.: 214-468-3372
Telecopy No.: 214-740-7164
E-mail: rrosener@hunton.com

If to any Lender:	To the address set forth on the Register
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in Section 14.1(b) below, shall be effective as provided in said Section 14.1(b).
     (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender pursuant to Article II if such Lender or the Issuing Bank, as applicable, has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
     Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
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     (c) Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower Agent and the Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested.
     (d) Change of Address, Etc. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.
     SECTION 14.2 Amendments, Waivers and Consents. Except as set forth below or as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrowers and any other Credit Party which is a party thereto; provided, that no amendment, waiver or consent shall:
     (a) (i) without the prior written consent of the Required Revolving Credit Lenders, amend, modify or waive (A) Section 6.2 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Credit Lenders (pursuant to, in the case of any such amendment to a provision hereof other than Section 6.2, any substantially concurrent request by the Borrower Agent for a borrowing of Revolving Credit Loans) to make Revolving Credit Loans when the Revolving Credit Lenders would not otherwise be required to do so, (B) the Maximum Swingline Amount or (C) the amount of the L/C Commitment, or (ii) without the prior written consent of all Revolving Credit Lenders, amend, modify or waive the definition of the term “Borrowing Base”;
     (b) increase the Revolving Credit Commitment of any Revolving Credit Lender, the Maximum Swingline Amount of the Swingline Lender or the L/C Commitment of the Issuing Lender (or reinstate any Revolving Credit Commitment or the L/C Commitment terminated pursuant to Section 12.2) or the amount of Loans of any Lender, in any case, without the written consent of such Lender;
     (c) postpone any date fixed by this Agreement or any other Loan Document for any payment (including any or mandatory prepayment) of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Revolving Credit Commitment hereunder or under any other Loan Document, in each case without the written consent of each Lender directly and adversely affected thereby;
     (d) reduce the principal of, or the rate of interest specified herein on, any Loan or Reimbursement Obligation, or (subject to clause (iv) of the second proviso to this Section below) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary (i) to waive any obligation of the Borrowers to pay interest at the rate set forth in Section 5.1(c) during the continuance of an Event of Default or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Obligation or to reduce any fee payable hereunder;
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     (e) change Section 5.6 or Section 12.4 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby;
     (f) change Section 4.4(b)(v) in a manner that would alter the order of application of amounts prepaid pursuant thereto without the written consent of each Lender directly and adversely affected thereby;
     (g) change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders,” “Required Revolving Credit Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby;
     (h) consent to the assignment or transfer by any Credit Party of such Credit Party’s rights and obligations under any Loan Document to which it is a party (except as permitted pursuant to Section 11.4), in each case, without the written consent of each Lender;
     (i) release any Guarantor from any Guaranty Agreement (other than as authorized in Section 13.9), without the written consent of each Lender; or
     (j) release any material portion of the Collateral or release any Security Document (other than as authorized in Section 13.9 or as otherwise specifically permitted or contemplated in this Agreement or the applicable Security Document) without the written consent of each Lender;
provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Lenders required above, affect the rights or duties of the Issuing Lender under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (v) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrowers and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Revolving Credit Commitment of such Lender may not be increased or extended without the consent of such Lender.
     SECTION 14.3 Expenses; Indemnity.
     (a) Costs and Expenses. Each of Borrowers jointly and severally agrees that it shall pay (i) all reasonable out of pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and
AMENDED AND RESTATED CREDIT AGREEMENT — Page 89

the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out of pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out of pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Lender, provided that, for purposes of this parenthetical, such counsel of the Administrative Agent, the Lenders and the Issuing Lender shall be limited to one United States counsel and one counsel in each applicable foreign jurisdiction, in each case as chosen by the Administrative Agent) in connection with the enforcement, exercise and/or protection of its rights and/or remedies (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. Notwithstanding the foregoing or Section 14.3(b) below, the Borrowers’ obligations under clause (i) of this Section 14.3(a), and the Borrowers’ indemnification obligations under Section 14.3(b) below as such indemnification obligations relate to the expenses, fees, charges and disbursements referred to in clause (i) of this Section 14.3(a), shall be limited as and to the extent provided in numbered paragraph 4 of the Fee Letter.
     (b) Indemnification by the Borrowers. Each of the Borrowers jointly and severally agrees that it shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, the Issuing Lender and the Swingline Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, and shall pay or reimburse any such Indemnitee for, any and all losses, claims (including, without limitation, any Environmental Claims or civil penalties or fines assessed by OFAC), damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by a Borrower or any other Credit Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by any Credit Party or any Subsidiary thereof, or any Environmental Claim related in any way to any Credit Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party or any Subsidiary thereof, and regardless of whether any Indemnitee is a party thereto, or (v) any claim (including, without limitation, any Environmental Claims or civil penalties or fines assessed by the U.S. Department of the Treasury’s Office of Foreign Assets Control), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable attorneys and consultant’s fees, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or
AMENDED AND RESTATED CREDIT AGREEMENT — Page 90

willful misconduct of such Indemnitee or (B) result from a claim brought by any Credit Party or any Subsidiary thereof against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Credit Party or such Subsidiary has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.
     (c) Reimbursement by Lenders. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under Section 14.3(a) or Section 14.3(b) to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender, the Swingline Lender or such Related Party, as the case may be, such Lender’s Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this Section 14.3(c) are subject to the provisions of Section 5.7.
     (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, neither any Borrower nor any other Credit Party, nor any Lender, shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in Section 14.3(b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
     (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor, which demand shall be accompanied by a statement from the applicable Person to whom such payment is due setting forth such amounts in reasonable detail.
     SECTION 14.4 Right of Set Off. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, the Swingline Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender, the Swingline Lender or any such Affiliate to or for the credit or the account of any Borrower or any other Credit Party against any and all of the obligations of any Borrower or any other Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender or the Swingline Lender, irrespective of whether or not such Lender, the Issuing Lender or the Swingline Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender, the Issuing Lender or the Swingline Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the Issuing Lender, the Swingline Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the
AMENDED AND RESTATED CREDIT AGREEMENT — Page 91

Issuing Lender, the Swingline Lender or their respective Affiliates may have. Each Lender, the Issuing Lender and the Swingline Lender agrees to notify the Borrower Agent and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
     SECTION 14.5 Governing Law; Jurisdiction, Etc.
     (a) Governing Law. This Agreement and the other Loan Documents, unless expressly set forth therein, shall be governed by, and construed and enforced in accordance with, the law of the State of Texas, without reference to the conflicts or choice of law principles thereof that would require application of another law (but giving effect to the federal laws relating to national banks).
     (b) Submission to Jurisdiction. Each of the Borrowers and the other Credit Parties irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Texas, sitting in Dallas County and of the United States District Court of the Northern District of Texas, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas state court or, to the fullest extent permitted by Applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or the Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Borrower or any other Credit Party or its properties in the courts of any jurisdiction.
     (c) Waiver of Venue. Each Borrower and each other Credit Party irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 14.5(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (d) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 14.1. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.
     SECTION 14.6 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY,
AMENDED AND RESTATED CREDIT AGREEMENT — Page 92

AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     SECTION 14.7 Reversal of Payments. To the extent any Credit Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.
     SECTION 14.8 Injunctive Relief; Punitive Damages.
     (a) Each of the Borrowers and the other Credit Parties recognizes that, in the event a Borrower or such other Credit Party fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each of the Borrowers and the other Credit Parties agrees that the Administrative Agent and the Lenders, at their option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.
     (b) The Administrative Agent, the Lenders, the Borrowers and the other Credit Parties hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute, whether such Dispute is resolved through arbitration or judicially.
     SECTION 14.9 [Intentionally omitted.]
     SECTION 14.10 Successors and Assigns; Participations.
     (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither any Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 14.10(b), (ii) by way of participation in accordance with the provisions of Section 14.10(d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 14.10(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 14.10(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
     (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
AMENDED AND RESTATED CREDIT AGREEMENT — Page 93

          (i) Minimum Amounts.
     (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
     (B) in any case not described in paragraph (i)(A) of this Section 14.10(b), the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $2,500,000, in the case of any assignment in respect of the Revolving Credit Facility, $5,000,000, in the case of any assignment in respect of the Renewal Term Loan Facility or $2,500,000, in the case of any assignment of the Additional Term Loan Facility, in each case unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower Agent otherwise consents (each such consent not to be unreasonably withheld, conditioned or delayed); provided that the Borrower Agent shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower Agent prior to such fifth (5th) Business;
          (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Credit Commitment assigned except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis;
          (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (i)(B) of this Section 14.10(b) and, in addition:
     (A) the consent of the Borrower Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided, that the Borrower Agent shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;
     (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for assignments in respect of (i) the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Renewal Term Loan or the Additional Term Loan to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and
AMENDED AND RESTATED CREDIT AGREEMENT — Page 94

          (C) the consents of the Issuing Lender and the Swingline Lender (such consents not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding) or for any assignment in respect of the Revolving Credit Facility;
     (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 for each assignment (provided, that only one such fee will be payable in connection with simultaneous assignments to two or more Approved Funds by a Lender), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;
     (v) No Assignment to Certain Persons. No such assignment shall be made to the any Borrower or any other Credit Party or any of its Affiliates or Subsidiaries; and
     (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 14.10(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.8, 5.9, 5.10, 5.11 and 14.3 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 14.10 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 14.10(d).
     (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in the United States, a copy of each Assignment and Assumption and each Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitment of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower Agent and any Lender (but only to the extent of entries in the Register that are applicable to such Lender), at any reasonable time and from time to time upon reasonable prior notice.
     (d) Participations. Any Lender may at any time, without the consent of any Credit Party or the Administrative Agent, but with notice to the Borrower Agent and the Administrative Agent, sell participations to any Person (other than a natural person or a Borrower or any other Credit Party or any of its Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely
AMENDED AND RESTATED CREDIT AGREEMENT — Page 95

responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Issuing Lender, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.
     Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver or modification described in Section 14.2 that directly affects such Participant and could not be affected by a vote of the Required Lenders. Subject to Section 14.10(e), the Borrowers agree that each Participant shall be entitled to the benefits of Sections 5.8, 5.9, 5.10 and 5.11 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 14.10(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 14.4 as though it were a Lender, provided such Participant agrees to be subject to Section 5.6 as though it were a Lender.
     (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 5.10 and 5.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower Agent’s prior written consent. No Participant shall be entitled to the benefits of Section 5.11 unless the Borrower Agent is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower Agent, to comply with Section 5.11(e) as though it were a Lender.
     (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
     SECTION 14.11 Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by, or required to be disclosed to, any rating agency, or regulatory or similar authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement or under any other Loan Document (or any Specified Hedge Agreement) or any action or proceeding relating to this Agreement or any other Loan Document (or any Hedge Agreement with a Lender or the Administrative Agent) or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, Participant or proposed Participant, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower Agent, (h) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications, (i) to the extent such Information (A) becomes publicly available other
AMENDED AND RESTATED CREDIT AGREEMENT — Page 96

than as a result of a breach of this Section or (B) becomes available to the Administrative Agent, any Lender, the Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or (j) to governmental regulatory authorities in connection with any regulatory examination of the Administrative Agent or any Lender or in accordance with the Administrative Agent’s or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender deems necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender or any of its subsidiaries or affiliates. For purposes of this Section, “Information” means all information received from any Credit Party or any Subsidiary thereof relating to any Credit Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a nonconfidential basis prior to disclosure by any Credit Party or any Subsidiary thereof; provided that, in the case of information received from a Credit Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
     SECTION 14.12 Performance of Duties. Each of the Credit Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Credit Party at its sole cost and expense.
     SECTION 14.13 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Administrative Agent, any Lender or any Person designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, the Revolving Credit Commitment or any other Commitment remains in effect or any Credit Facility has not been terminated.
     SECTION 14.14 Survival.
     (a) All representations and warranties set forth in Article VII and all representations and warranties contained in any certificate or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. Unless otherwise expressly provided in this Agreement or the other applicable Loan Document(s), all representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date and on each borrowing, continuation, conversion, issuance or extension date as provided in Section 6.2(a), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing, continuation, conversion, issuance or extension hereunder.
     (b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIV and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events and circumstances arising after such termination as well as before.
     SECTION 14.15 Titles and Captions. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.
AMENDED AND RESTATED CREDIT AGREEMENT — Page 97

     SECTION 14.16 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
     SECTION 14.17 Counterparts; Integration; Effectiveness; Electronic Execution.
     (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterparty hereof. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Except as provided in Section 6.1, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.
     (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
     SECTION 14.18 Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations (other than (a) contingent indemnification obligations not then due and (b) the Specified Obligations) arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full and the Revolving Credit Commitment and all other Commitments have been terminated. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.
     SECTION 14.19 USA Patriot Act. The Administrative Agent and each Lender hereby notifies the Borrowers and the other Credit Parties that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrowers and the other Credit Parties, which information includes the name and address of each Borrower and Guarantor and other information that will allow such Lender to identify such Borrower or Guarantor in accordance with the Act.
AMENDED AND RESTATED CREDIT AGREEMENT — Page 98

     SECTION 14.20 [Intentionally omitted.]
     SECTION 14.21 Independent Effect of Covenants. Each of the Borrowers and the other Credit Parties expressly acknowledges and agrees that each covenant contained in Article VIII, IX, X or XI hereof shall be given independent effect. Accordingly, each of the Borrowers and the other Credit Parties shall not engage in any transaction or other act otherwise permitted under any covenant contained in Article VIII, IX, X or XI if, before or after giving effect to such transaction or act, any Borrower or such other Credit Party shall or would be in breach of any other covenant contained in Article VIII, IX, X or XI.
     SECTION 14.22 Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, as amended, effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts, events or circumstances occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Credit Agreement, as amended, shall be amended, supplemented, modified and restated in their entirety by the credit facilities described herein, and all loans and other obligations of Southwest outstanding as of such date under the Existing Credit Agreement, as amended, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Refinancing Term Loan shall be used to refinance the Existing Term Loan and the Administrative Agent shall make such transfers of funds as are necessary in order to effectuate the intent of this Agreement.
     SECTION 14.23 Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Documents which imposes additional burdens on any Borrower or any other Credit Party or further restricts the rights of any Borrower or any other Credit Party or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.
[Signature pages to follow]
AMENDED AND RESTATED CREDIT AGREEMENT — Page 99

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer(s), all as of the day and year first written above.

THE BORROWERS: SOUTHWEST CONVENIENCE STORES, LLC, as a Borrower and a Credit Party
By:	/s/ Michael Oster
	Name:	Michael Oster
	Title:	Vice President

SKINNY’S, LLC, as a Borrower and a Credit Party
By:	/s/ Michael Oster
	Name:	Michael Oster
	Title:	Vice President

THE SUBSIDIARY GUARANTOR: GTS LICENSING COMPANY, INC., as a Subsidiary Guarantor and a Credit Party
By:	/s/ Michael Oster
	Name:	Michael Oster
	Title:	Vice President
AMENDED AND RESTATED CREDIT AGREEMENT — Page 100

THE ADMINISTRATIVE AGENT AND THE LENDERS: WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, the Swingline Lender, the Issuing Lender and a Lender
By:	/s/ Clint Bryant
	Name:	Clint Bryant
	Title:	Senior Vice President

BANK LEUMI USA, as a Lender
By:	/s/ Noam Katz
	Name:	Noam Katz
	Title:	AT

By:	/s/ Michela Klein
	Name:	Michela Klein
	Title:	SVP
AMENDED AND RESTATED CREDIT AGREEMENT — Page 101

EXHIBIT A-1
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF REVOLVING CREDIT NOTE

REVOLVING CREDIT NOTE

$	December 30, 2010
     FOR VALUE RECEIVED, each of the undersigned, SOUTHWEST CONVENIENCE STORES, LLC, a Texas limited liability company, and SKINNY’S, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), jointly and severally promises to pay to the order of _______________ (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of _______________ DOLLARS ($__________) or, if less, the unpaid principal amount of all Revolving Credit Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement, dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, certain of their Subsidiaries, the Lenders who are or may become a party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
     The unpaid principal amount of this Revolving Credit Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. All payments of principal and interest on this Revolving Credit Note shall be payable in lawful currency of the United States in immediately available funds to the account designated in the Credit Agreement.
     This Revolving Credit Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Credit Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Revolving Credit Note and on which such Obligations may be declared to be immediately due and payable.
     THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
     The Indebtedness evidenced by this Revolving Credit Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement.
     Each of the Borrowers hereby waives all requirements as to diligence, presentment, demand of payment, protest, notice of non-payment, notice of acceleration, notice of intent to accelerate and (except as required by the Credit Agreement) any other notice of any kind with respect to this Revolving Credit Note.
REVOLVING CREDIT NOTE, Page 1

     IN WITNESS WHEREOF, each of the undersigned has executed this Revolving Credit Note as of the day and year first written above.

SOUTHWEST CONVENIENCE STORES, LLC

By:

Name:	Michael Oster
Title:	Vice President

SKINNY’S, LLC

By:

Name:	Michael Oster
Title:	Vice President
REVOLVING CREDIT NOTE, Page 2

EXHIBIT A-2
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF SWINGLINE NOTE

SWINGLINE NOTE

$	December 30, 2010
     FOR VALUE RECEIVED, each of the undersigned, SOUTHWEST CONVENIENCE STORES, LLC, a Texas limited liability company, and SKINNY’S, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), jointly and severally promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of _______________ DOLLARS ($__________) or, if less, the principal amount of all Swingline Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement, dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, certain of their Subsidiaries, the Lenders who are or may become a party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
     The unpaid principal amount of this Swingline Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. Swingline Loans refunded as Revolving Credit Loans in accordance with Section 2.2(b) of the Credit Agreement shall be payable by the Borrowers as Revolving Credit Loans pursuant to the Revolving Credit Notes, and shall not be payable under this Swingline Note as Swingline Loans. All payments of principal and interest on this Swingline Note shall be payable in lawful currency of the United States in immediately available funds to the account designated in the Credit Agreement.
     This Swingline Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swingline Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Swingline Note and on which such Obligations may be declared to be immediately due and payable.
     THIS SWINGLINE NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
     The Indebtedness evidenced by this Swingline Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement.
     Each of the Borrowers hereby waives all requirements as to diligence, presentment, demand of payment, protest, notice of non-payment, notice of acceleration, notice of intent to accelerate and (except as required by the Credit Agreement) any other notice of any kind with respect to this Swingline Note.

     IN WITNESS WHEREOF, each of the undersigned has executed this Swingline Note as of the day and year first written above.

SOUTHWEST CONVENIENCE STORES, LLC

By:

Name:	Michael Oster
Title:	Vice President

SKINNY’S, LLC

By:

Name:	Michael Oster
Title:	Vice President
SWINGLINE NOTE, Page 2

EXHIBIT A-3
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF REFINANCING TERM LOAN NOTE

REFINANCING TERM LOAN NOTE

$	December 30, 2010
     FOR VALUE RECEIVED, each of the undersigned, SOUTHWEST CONVENIENCE STORES, LLC, a Texas limited liability company, and SKINNY’S, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), jointly and severally promises to pay to the order of _______________ (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of _______________ DOLLARS ($__________) which represents the principal amount of all Refinancing Term Loans made by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, certain of their Subsidiaries, the Lenders who are or may become a party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
     The unpaid principal amount of this Refinancing Term Loan Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. All payments of principal and interest on this Refinancing Term Loan Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.
     This Refinancing Term Loan Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Refinancing Term Loan Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Refinancing Term Loan Note and on which such Obligations may be declared to be immediately due and payable.
     THIS REFINANCING TERM LOAN NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
     The Indebtedness evidenced by this Refinancing Term Loan Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement.
     Each of the Borrowers hereby waives all requirements as to diligence, presentment, demand of payment, protest, notice of non-payment, notice of acceleration, notice of intent to accelerate and (except as required by the Credit Agreement) any other notice of any kind with respect to this Refinancing Term Loan Note.
REFINANCING TERM LOAN NOTE, Page 1

     IN WITNESS WHEREOF, each of the undersigned has executed this Refinancing Term Loan Note as of the day and year first above written.

SOUTHWEST CONVENIENCE STORES, LLC

By:

Name:	Michael Oster
Title:	Vice President

SKINNY’S, LLC

By:

Name:	Michael Oster
Title:	Vice President
REFINANCING TERM LOAN NOTE, Page 2

EXHIBIT A-4
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF ADDITIONAL TERM LOAN NOTE

ADDITIONAL TERM LOAN NOTE

$	December 30, 2010
     FOR VALUE RECEIVED, each of the undersigned, SOUTHWEST CONVENIENCE STORES, LLC, a Texas limited liability company, and SKINNY’S, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), jointly and severally promises to pay to the order of _______________ (the “Lender”), at the place and times provided in the Credit Agreement referred to below, the principal sum of _______________ DOLLARS ($__________) which represents the principal amount of all Additional Term Loans made by the Lender pursuant to that certain Amended and Restated Credit Agreement, dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, certain of their Subsidiaries, the Lenders who are or may become a party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
     The unpaid principal amount of this Additional Term Loan Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 5.1 of the Credit Agreement. All payments of principal and interest on this Additional Term Loan Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.
     This Additional Term Loan Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the security for this Additional Term Loan Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Additional Term Loan Note and on which such Obligations may be declared to be immediately due and payable.
     THIS ADDITIONAL TERM LOAN NOTE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).
     The Indebtedness evidenced by this Additional Term Loan Note is senior in right of payment to all Subordinated Indebtedness referred to in the Credit Agreement.
     Each of the Borrowers hereby waives all requirements as to diligence, presentment, demand of payment, protest, notice of non-payment, notice of acceleration, notice of intent to accelerate and (except as required by the Credit Agreement) any other notice of any kind with respect to this Additional Term Loan Note.
ADDITIONAL TERM LOAN NOTE, 1

     IN WITNESS WHEREOF, each of the undersigned has executed this Additional Term Loan Note as of the day and year first above written.

SOUTHWEST CONVENIENCE STORES, LLC

By:

Name:	Michael Oster
Title:	Vice President

SKINNY’S, LLC

By:

Name:	Michael Oster
Title:	Vice President
ADDITIONAL TERM LOAN NOTE, Page 2

EXHIBIT B
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF NOTICE OF BORROWING

NOTICE OF BORROWING
Dated as of: December 30, 2010
Wells Fargo Bank, National Association,
as Administrative Agent
Wells Fargo, National Association
4975 Preston Park Boulevard, Suite 280
Plano, Texas 75093
Attention of: Clint Bryant, Senior Vice President
Ladies and Gentlemen:
     This irrevocable Notice of Borrowing is delivered to you pursuant to Section 2.3 of the Amended and Restated Credit Agreement dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Southwest Convenience Stores, LLC, a Texas limited liability company, and Skinny’s, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), certain Subsidiaries of the Borrowers, the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent.
     1. Southwest Convenience Stores, LLC, in its capacity as the “Borrower Agent” for and on behalf of the Borrowers, hereby requests that the Lenders make a [Revolving Credit Loan] [Swingline Loan] to the Borrowers in the aggregate principal amount of $__________. (Complete with an amount in accordance with Section 2.3(a) of the Credit Agreement.)
     2. The Borrower Agent hereby requests that such Loan be made on the following Business Day: ____________________. (Complete with a Business Day in accordance with Section 2.3(a) of the Credit Agreement).
     3. The Borrower Agent hereby requests that such Loan bear interest at the following interest rate plus the Applicable Margin, as set forth below:

	Interest Rate	Interest Period	Termination Date for
Component	(Base Rate or LIBOR	(LIBOR	Interest Period
of Loan	Rate)[1]	Rate only)	(if applicable)

     4. The aggregate principal amount of all Loans and L/C Obligations outstanding as of the date hereof (including the Loan requested herein) does not exceed the maximum amount permitted to be

[1]	Complete with (i) the Base Rate or the LIBOR Rate for Revolving Credit Loans or (ii) the Base Rate for Swingline Loans.
NOTICE OF BORROWING, Page 1

outstanding pursuant to the terms of the Credit Agreement. Without limiting the generality of the foregoing, after giving effect to the making of the Loan requested herein, the Revolving Credit Outstandings shall not exceed the lesser of the Revolving Credit Commitment and the Borrowing Base.
     5. All of the conditions applicable to the Loan requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied after giving effect to the advance of such Loan.
     6. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
     IN WITNESS WHEREOF, the undersigned has executed this Notice of Borrowing as of the day and year first written above.

SOUTHWEST CONVENIENCE STORES, LLC, as the Borrower Agent

By:

Name:

Title:

NOTICE OF BORROWING, Page 2

EXHIBIT C
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF NOTICE OF ACCOUNT DESIGNATION

NOTICE OF ACCOUNT DESIGNATION
Dated as of: ________________________
Wells Fargo Bank, National Association,
as Administrative Agent
Wells Fargo, National Association
4975 Preston Park Boulevard, Suite 280
Plano, Texas 75093
Attention of: Clint Bryant, Senior Vice President
Ladies and Gentlemen:
     This Notice of Account Designation is delivered to you pursuant to Section 2.3(b) of the Amended and Restated Credit Agreement dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Southwest Convenience Stores, LLC, a Texas limited liability company, and Skinny’s, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), certain Subsidiaries of the Borrowers, the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent.
     1. Southwest Convenience Stores, LLC, in its capacity as the “Borrower Agent” for and on behalf of the Borrowers, hereby authorizes the Administrative Agent to disburse all Loan proceeds into the following account(s):
____________________________
ABA Routing Number: _________
Account Number: _____________
     2. This authorization shall remain in effect until revoked or until a subsequent Notice of Account Designation is provided to the Administrative Agent.
     3. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
     IN WITNESS WHEREOF, the undersigned has executed this Notice of Account Designation as of the day and year first written above.

SOUTHWEST CONVENIENCE STORES, LLC, as the Borrower Agent

By:

Name:

Title:

NOTICE OF ACCOUNT DESIGNATION, Solo Page

EXHIBIT D
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF NOTICE OF PREPAYMENT

NOTICE OF PREPAYMENT
Dated as of: _____________
Wells Fargo Bank, National Association,
as Administrative Agent
_______________________
_______________________

Attention of:	____________________

Loan Administration Manager
Ladies and Gentlemen:
     This irrevocable Notice of Prepayment is delivered to you pursuant to Section 2.4(c) of the Amended and Restated Credit Agreement dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Southwest Convenience Stores, LLC, a Texas limited liability company, and Skinny’s, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), certain Subsidiaries of the Borrowers, the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent.
     1. Southwest Convenience Stores, LLC, in its capacity as the “Borrower Agent” for and on behalf of the Borrowers, hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Loans] and/or [LIBOR Rate Loans]: ______________. (Complete with an amount in accordance with Section 2.4(c) and Section 4.4(a) of the Credit Agreement.)
     2. The Loan to be prepaid is a: (Check each applicable box.)
☐	Swingline Loan

☐	Revolving Credit Loan

☐	Refinancing Term Loan

☐	Additional Term Loan
     3. The Borrowers shall repay the above-referenced Loans on the following Business Day: ______________. (Complete with a date no earlier than (i) the same Business Day as of the date of this Notice of Prepayment with respect to any Swingline Loan or Base Rate Loan and (ii) three (3) Business Days subsequent to date of this Notice of Prepayment with respect to any LIBOR Rate Loan.)
     4. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
NOTICE OF PREPAYMENT, Solo Page

     IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment as of the day and year first written above.

SOUTHWEST CONVENIENCE STORES, LLC, as the Borrower Agent

By:

Name:

Title:

NOTICE OF PREPAYMENT, Solo Page

EXHIBIT E
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF NOTICE OF CONVERSION/CONTINUATION

NOTICE OF CONVERSION/CONTINUATION
Dated as of: _____________
Wells Fargo Bank, National Association,
as Administrative Agent
_______________________
_______________________

Attention of:	____________________

Loan Administration Manager
Ladies and Gentlemen:
     This irrevocable Notice of Conversion/Continuation (this “Notice”) is delivered to you pursuant to Section 5.2 of the Amended and Restated Credit Agreement dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Southwest Convenience Stores, LLC, a Texas limited liability company, and Skinny’s, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), certain Subsidiaries of the Borrowers, the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. This Notice is executed and delivered by Southwest Convenience Stores, LLC, in its capacity as the “Borrower Agent” for and on behalf of the Borrowers.
     1. The Loan to which this Notice relates is a [Revolving Credit Loan][Refinancing Term Loan][Additional Term Loan]. (Delete as applicable.)
     2. This Notice is submitted for the purpose of: (Check one and complete applicable information in accordance with the Credit Agreement.)
☐	Converting all or a portion of a Base Rate Loan into a LIBOR Rate Loan
(a)	The aggregate outstanding principal balance of such Loan is $______________.

(b)	The principal amount of such Loan to be converted is $______________.

(c)	The requested effective date of the conversion of such Loan is ______________.

(d)	The requested Interest Period applicable to the converted Loan is ______________.
☐	Converting a portion of LIBOR Rate Loan into a Base Rate Loan
(a)	The aggregate outstanding principal balance of such Loan is $______________.

(b)	The last day of the current Interest Period for such Loan is ______________.

(c)	The principal amount of such Loan to be converted is $______________.
NOTICE OF CONVERSION/CONTINUATION, Page 1

(d)	The requested effective date of the conversion of such Loan is ______________.
☐	Continuing all or a portion of a LIBOR Rate Loan as a LIBOR Rate Loan
(a)	The aggregate outstanding principal balance of such Loan is $______________.

(b)	The last day of the current Interest Period for such Loan is ______________.

(c)	The principal amount of such Loan to be continued is $______________.

(d)	The requested effective date of the continuation of such Loan is ______________.

(e)	The requested Interest Period applicable to the continued Loan is ______________.
     3. The aggregate principal amount of all Loans and L/C Obligations outstanding as of the date hereof does not exceed the maximum amount permitted to be outstanding pursuant to the terms of the Credit Agreement.
     4. All of the conditions applicable to the conversion or continuation of the Loan requested herein as set forth in the Credit Agreement have been satisfied or waived as of the date hereof and will remain satisfied or waived after giving effect to such conversion or continuation.
     5. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
     IN WITNESS WHEREOF, the undersigned has executed this Notice of Conversion/Continuation as of the day and year first written above.

SOUTHWEST CONVENIENCE STORES, LLC, as the Borrower Agent

By:

Name:

Title:

NOTICE OF CONVERSION/CONTINUATION, Page 2

EXHIBIT F
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF OFFICER’S COMPLIANCE CERTIFICATE

OFFICER’S COMPLIANCE CERTIFICATE
     Each of the undersigned, on behalf of SOUTHWEST CONVENIENCE STORES, LLC, a limited liability company organized under the laws of the State of Texas and SKINNY’S, LLC, a limited liability company organized under the laws of the State of Texas (each a “Borrower” and collectively the “Borrowers”), hereby certifies to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows:
     1. This certificate is delivered to you pursuant to Section 8.2 of the Amended and Restated Credit Agreement dated as of December 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, certain Subsidiaries of the Borrowers, the lenders who are or may become party thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
     2. I have reviewed the financial statements of the Borrowers and their Subsidiaries dated as of _______________ and for the _______________ period[s] then ended and such statements fairly present in all material respects the financial condition of the Borrowers and their Subsidiaries as of the dates indicated and the results of their operations and cash flows for the period[s] indicated.
     3. I have reviewed the terms of the Credit Agreement and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the Borrowers and their Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above. Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, and I do not have any knowledge of the existence of any such condition or event as at the date of this certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto].
     4. The calculations determining the Consolidated Total Leverage Ratio and the Fixed Charge Coverage Ratio are set forth on the attached Schedule 1, the Borrowers and their Subsidiaries are in compliance with the financial covenants contained in Article X of the Credit Agreement as shown on such Schedule 1 and the Borrowers and their Subsidiaries are in compliance with all other covenants and restrictions contained in the Credit Agreement.
OFFICER’S COMPLIANCE CERTIFICATE, Page 1

     WITNESS the following signatures as of the day and year first written above.

SOUTHWEST CONVENIENCE STORES, LLC

By:

Name:

Title:

SKINNY’S, LLC

By:

Name:

Title:

Schedule 1
to
Officer’s Compliance Certificate
[To be provided in a form reasonably acceptable to the Administrative Agent.]
SCHEDULE 1 TO OFFICER’S COMPLIANCE CERTIFICATE, Solo Page

EXHIBIT G
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF ASSIGNMENT AND ASSUMPTION

ASSIGNMENT AND ASSUMPTION
     This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [INSERT NAME OF ASSIGNOR] (the “Assignor”) and the parties identified on the Schedules hereto and [the] [each]1 Assignee identified on the Schedules hereto as “Assignee” or as “Assignees” (collectively, the “Assignees” and each an “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignees]2 hereunder are several and not joint.]3 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignees hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any letters of credit, guarantees, and swingline loans included in such facilities) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned to [the] [any] Assignee pursuant to clauses (a) and (b) above being referred to herein collectively as, [the] [an] “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	[INSERT NAME OF ASSIGNOR]

2.	Assignee(s):	See Schedules attached hereto

3.	Borrowers:	Southwest Convenience Stores, LLC and Skinny’s, LLC

4.	Administrative Agent:	Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Amended and Restated Credit Agreement dated as of December 30, 2010, among Southwest Convenience Stores, LLC, a Texas limited liability company, and Skinny’s, LLC, a Texas limited

[1]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[2]	Select as appropriate.

[3]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

ASSIGNMENT AND ASSUMPTION, 1

liability company, as the Borrowers, certain Subsidiaries of the Borrowers, the Lenders parties thereto, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent (as amended, restated, supplemented or otherwise modified)

6.	Assigned Interest:	See Schedules attached hereto

7.	[Trade Date:	______________][4]
[Remainder of Page Intentionally Left Blank]

[4]	To be completed if the Assignor and the Assignees intend that the minimum assignment amount is to be determined as of the Trade Date.

ASSIGNMENT AND ASSUMPTION, 2

Effective Date: _____________ ___, 2____ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEES

See Schedules attached hereto

ASSIGNMENT AND ASSUMPTION, 3

[Consented to and]5 Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

[Consented to:][6]

SOUTHWEST CONVENIENCE STORES, LLC

By:
Name:
Title:

SKINNY’S, LLC

By:
Name:
Title:

[5]	To be added only if the consent of the Administrative Agent and/or the Swingline Lender and Issuing Lender is required by the terms of the Credit Agreement. May also use a Master Consent.

[6]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement. May also use a Master Consent.

ASSIGNMENT AND ASSUMPTION, 4

SCHEDULE 1
To Assignment and Assumption
By its execution of this Schedule, the Assignee agrees to the terms set forth in the attached Assignment and Assumption.
Assigned Interests:

	Aggregate Amount	Amount of
	of Commitment/	Commitment/	Percentage Assigned of
	Loans for all	Loans	Commitment/
Facility Assigned[7]	Lenders[8]	Assigned[9]	Loans[10]
Revolving Credit Commitment	$	$	%
Refinancing Term Loan	$	$	%
Additional Term Loan	$	$	%

[NAME OF ASSIGNEE][11]
[and is an Affiliate/Approved Fund of [identify Lender]12]

By:
Name:
Title:

[7]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment,” “Term Loan Commitment,” etc.)

[8]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[9]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[10]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[11]	Add additional signature blocks, as needed.

[12]	Select as applicable.

ASSIGNMENT AND ASSUMPTION, 5

ANNEX 1
to Assignment and Assumption
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
     1. Representations and Warranties.
          1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
          1.2 Assignee[s]. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 14.10(b) (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 14.10(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION, Page 1

     3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of Texas.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION, Page 2

EXHIBIT H
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF ALON GUARANTY AGREEMENT

AMENDED AND RESTATED GUARANTY AGREEMENT
     THIS AMENDED AND RESTATED GUARANTY AGREEMENT (this “Guaranty”), dated as of December 30, 2010, is executed by the undersigned guarantors (each a “Guarantor” and collectively the “Guarantors”) for the benefit of each of the Administrative Agent, the Lenders (hereinafter defined) and the other Secured Parties (as defined in the Credit Agreement) which is or may from time to time become a party to, or may be referred to in, the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof.
     WHEREAS, reference is made to that certain Amended and Restated Credit Agreement dated as of June 29, 2007, among Southwest Convenience Stores, LLC, a Texas limited liability company (“Southwest”), Wachovia Bank, National Association (“Wachovia”) and Bank Leumi USA, as lenders, and Wachovia as administrative agent for such lenders, as amended from time to time prior hereto (the “Existing Credit Agreement”). Wachovia was previously merged with and into Wells Fargo Bank, National Association (the surviving entity in such merger), and Wells Fargo Bank, National Association has succeeded to all rights and obligations of Wachovia (as a lender and as administrative agent) under the Existing Credit Agreement and the other “Loan Documents” as defined therein;
     WHEREAS, Southwest and Skinny’s, LLC, a Texas limited liability company (“Skinny’s” and, together with Southwest, each a “Borrower” and collectively the “Borrowers”), GTS Licensing Company, Inc., a Texas corporation, the lenders who are or may from time to time become a party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (the “Administrative Agent”) are parties to that certain Amended and Restated Credit Agreement dated as of December 30, 2010 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”) which amends and restates the Existing Credit Agreement;
     WHEREAS, in connection with the Existing Credit Agreement, Alon USA Energy, Inc. (“Alon USA Energy”) and Alon Brands, Inc. (the “Parent”) (and certain of its affiliated entities) executed and delivered a Guaranty Agreement dated June 29, 2007 (the “Existing Guaranty”);
     ;WHEREAS, as a condition to the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty; and
     WHEREAS, this Guaranty amends and restates the obligations of Alon USA Energy and the Parent under the Existing Guaranty.
     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Guarantors hereby jointly and severally, irrevocably and unconditionally guarantees to the Administrative Agent, the Lenders and the other Secured Parties the full and prompt payment and performance of the Guaranteed Obligations (hereinafter defined), this Guaranty being upon the following terms.
1.	The term “Guaranteed Obligations”, as used herein, means all of the “Obligations”, as defined in the Credit Agreement. The term “Guaranteed Obligations” shall include any and all post-petition interest and expenses (including reasonable attorneys’ fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

2.	The term “Paid in Full” means, with respect to the Guaranteed Obligations, the indefeasible payment and performance in full of all Guaranteed Obligations, the cancellation or termination of all Letters of Credit and the expiration or termination of all Commitments under the Credit Agreement.

GUARANTY AGREEMENT (Alon), Page 1

3.	All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.

4.	This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until all Guaranteed Obligations are Paid in Full, after which occurrence this Guaranty shall terminate. No set-off, counterclaim (whether based on contract, tort or any other theory), recoupment, reduction, or diminution of any obligation, or any legal or equitable defense of any kind or nature which any Borrower may have against the Administrative Agent, any Lender, any other Secured Party or any other party, or which any Guarantor may have against any Borrower, the Administrative Agent, any Lender, any other Secured Party or any other party, shall be available to, or shall be asserted by, any Guarantor against the Administrative Agent, any Lender, any other Secured Party or any subsequent holder of the Guaranteed Obligations or any part thereof or against payment of the Guaranteed Obligations or any part thereof.

5.	The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

6.	If any Guarantor becomes liable for any indebtedness owing by any Borrower to the Administrative Agent, any Lender or any other Secured Party by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Administrative Agent, the Lenders and the other Secured Parties hereunder shall be cumulative of any and all other rights that any of them may ever have against any Guarantor. The exercise by the Administrative Agent, any Lender or any other Secured Party of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

7.	In the event of default by any Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such Guaranteed Obligations become due, whether by their terms, by acceleration, or otherwise, each Guarantor jointly and severally agrees to promptly pay the amount due thereon to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Lenders and the other Secured Parties, without notice or demand in lawful currency of the United States, and it shall not be necessary for the Administrative Agent, any Lender or any other Secured Party, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against any Borrower, any Guarantor or others liable on such Guaranteed Obligations, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Obligations.

8.	Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby irrevocably subordinates, to the prior indefeasible payment in full of all Guaranteed Obligations, any and all rights such Guarantor may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating such Guarantor to the rights of the Administrative Agent, the Lenders and/or the other Secured Parties) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from any Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by such Guarantor under or in connection with this Guaranty or otherwise. Each Guarantor agrees that it shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Guaranteed Obligations have been

GUARANTY AGREEMENT (Alon), Page 2

Paid in Full and the Credit Agreement is no longer in effect. If any amount is paid to any Guarantor on account of subrogation rights under this Guaranty at any time when all the Guaranteed Obligations have not been Paid in Full, the amount shall be held in trust for the benefit of the Administrative Agent, the Lenders and the other Secured Parties and shall be promptly paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Credit Agreement. If any Guarantor makes payment to the Administrative Agent of all or any part of the Guaranteed Obligations and all the Guaranteed Obligations are Paid in Full and the Credit Agreement is no longer in effect, the Administrative Agent shall, at such Guarantor’s request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from the payment.
9.	If acceleration of the time for payment of any amount payable by any Borrower under the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, or reorganization of such Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be jointly and severally payable by the Guarantors hereunder forthwith on demand by the Administrative Agent.

10.	Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Obligations or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Obligations; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Obligations; (c) any disability of any Borrower, or the dissolution, insolvency, or bankruptcy of any Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Obligations; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Administrative Agent, any Lender or any other Secured Party to any Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Obligations; (f) any neglect, delay, omission, failure, or refusal of the Administrative Agent, any Lender or any other Secured Party to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (g) the unenforceability or invalidity of any or all of the Guaranteed Obligations or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (h) any payment by any Borrower or any other party to the Administrative Agent, any Lender or any other Secured Party is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Administrative Agent, any Lender or any other Secured Party is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Obligations; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Obligations; (k) any impairment of any collateral securing any or all of the Guaranteed Obligations; (1) the failure of the Administrative Agent, any Lender or any other Secured Party to sell any collateral securing any or all of the Guaranteed Obligations in a

GUARANTY AGREEMENT (Alon), Page 3

commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of any Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, any Borrower, any Guarantor or any other party ever liable for any or all of the Guaranteed Obligations.
11.	Each Guarantor represents and warrants to the Administrative Agent, the Lenders and the other Secured Parties that:
(a)	To the knowledge of such Guarantor, each and every representation and warranty contained in the Credit Agreement is true and correct in all material respects;

(b)	The value of the consideration received and to be received by such Guarantor as a result of the Borrowers, the Lenders and the Administrative Agent entering into the Credit Agreement, the extensions of credit thereunder and such Guarantor executing and delivering this Guaranty is reasonably equivalent to or greater than the liability and obligation of such Guarantor hereunder, and such liability and obligation, the Borrowers’ entering into the Credit Agreement and the extensions of credit thereunder have benefited and may reasonably be expected to benefit such Guarantor directly or indirectly;

(c)	Such Guarantor has, independently and without reliance upon the Administrative Agent, any Lender or any other Secured Party and based upon such documents and information as such Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty;

(d)	The ability of the Borrowers to borrow and obtain letters of credit from time to time under the Credit Agreement will benefit such Guarantor and the consolidated corporate group or affiliated group of entities of which such Guarantor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor;

(e)	As additional consideration for entering into this Guaranty, such Guarantor has obtained certain rights under that certain Contribution and Indemnification Agreement of even date herewith, among the Borrowers and the Guarantors;

(f)	Such Guarantor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted; such Guarantor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable; such Guarantor is not insolvent (as that term is defined in 11 U.S.C. § 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representations are supported by such Guarantor’s internal projections and forecasts;

(g)	Such Guarantor has determined that the execution and delivery of this Guaranty is to its advantage and benefit, taking into account all relevant facts and circumstances;

(h)	This Guaranty (i) has been authorized by all necessary actions; (ii) does not violate any agreement, instrument, law, regulation or order applicable to such Guarantor; (iii) does not require the consent or approval of any person or entity, including but not limited to any Governmental Authority, or any filing or registration of any kind; and (iv) is the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that enforcement may be limited by

GUARANTY AGREEMENT (Alon), Page 4

applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally; and
(i)	In executing and delivering this Guaranty, such Guarantor (i) has without reliance on the Administrative Agent, any Lender or any other Secured Party or any information received from the Administrative Agent, any Lender or any other Secured Party and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrowers, the Borrowers’ business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrowers or the obligations and risks undertaken herein with respect to the Guaranteed Obligations; (ii) has adequate means to obtain from the Borrowers on a continuing basis information concerning the Borrowers; (iii) has full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (iv) has not relied and will not rely upon any representations or warranties of the Administrative Agent, any Lender or any other Secured Party not embodied herein or any acts heretofore or hereafter taken by the Administrative Agent, any Lender or any other Secured Party (including but not limited to any review by any of them of the affairs of the Borrowers).
12.	If an Event of Default shall have occurred and be continuing, the Administrative Agent, each Lender and each other Secured Party shall have the right to set off and apply against this Guaranty or the Guaranteed Obligations or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Administrative Agent, any Lender or any other Secured Party to any Guarantor whether or not the Guaranteed Obligations are then due and irrespective of whether or not the Administrative Agent, any Lender or any other Secured Party shall have made any demand under this Guaranty. As security for this Guaranty and the Guaranteed Obligations, each Guarantor hereby grants the Administrative Agent and each Lender a security interest in all money, instruments, certificates of deposit, and other property of such Guarantor now or hereafter held by the Administrative Agent and each Lender, including without limitation, property held in safekeeping. In addition to the Administrative Agent’s and each Lender’s and other Secured Party’s right of setoff and as further security for this Guaranty and the Guaranteed Obligations, each Guarantor hereby grants the Administrative Agent and each Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of such Guarantor now or hereafter on deposit with or held by the Administrative Agent or any Lender and all other sums at any time credited by or owing from the Administrative Agent or any Lender to such Guarantor. The rights and remedies of the Administrative Agent, each Lender and each other Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Administrative Agent, each Lender and each other Secured Party may have.

13.	(a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Obligations, and each Guarantor hereby assigns the Subordinated Indebtedness to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Lenders and the other Secured Parties, as security for the Guaranteed Obligations. If any sums shall be paid to any Guarantor by any Borrower or any other Person on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Lenders and the other Secured Parties, without affecting the liability of any Guarantor under this Guaranty and may be applied by the Administrative

GUARANTY AGREEMENT (Alon), Page 5

Agent against the Guaranteed Obligations in such order and manner as is permitted by the Credit Agreement and the other Loan Documents and as it may determine in its absolute discretion. Upon the request of the Administrative Agent, each Guarantor shall execute, deliver, and endorse to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Lenders and the other Secured Parties, such documents and instruments as the Administrative Agent may request to perfect, preserve, and enforce the rights of the Administrative Agent, the Lenders and the other Secured Parties hereunder. For purposes of this Guaranty, the term “Subordinated Indebtedness” means all indebtedness, liabilities, and obligations of the Borrowers and their Subsidiaries, or any of them, to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of such Borrower or such Subsidiary thereon are direct, indirect, contingent, primary, secondary, several, joint, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.
(b)	Each Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon the assets of the Borrowers and the Subsidiaries, or any of them, securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon such assets securing payment of the Guaranteed Obligations or any part thereof, regardless of whether such encumbrances in favor of any Guarantor or the Administrative Agent presently exist or are hereafter created or attached. No Guarantor shall (i) file suit against any Borrower or any Subsidiary or exercise or enforce any other creditor’s right it may have against any Borrower or any Subsidiary, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of any Borrower or any Subsidiary unless and until all Guaranteed Obligations shall have been Paid in Full.

(c)	In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor’s relief, or other insolvency proceeding involving any Borrower or any Subsidiary as debtor, the Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive, for the benefit of the Administrative Agent, the Lenders and the other Secured Parties, directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Administrative Agent may apply any such dividends, distributions, and payments against the Guaranteed Obligations in such order and manner as is permitted by the Credit Agreement and the other Loan Documents and as it may determine in its absolute discretion.

(d)	Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.
14.	No Guarantor shall prepay any Indebtedness, except the Guaranteed Obligations and as otherwise expressly permitted by the Credit Agreement.

GUARANTY AGREEMENT (Alon), Page 6

15.	No amendment or waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders. No failure on the part of the Administrative Agent, any Lender or any other Secured Party to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

16.	Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by any Borrower or others (including any Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of any Guarantor against the Administrative Agent, any Lender or any other Secured Party shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

17.	This Guaranty is for the benefit of the Administrative Agent, the Lenders and the other Secured Parties and their respective successors and assigns, and, in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor’s successors and assigns. The Guarantors’ obligations and agreements hereunder are joint and several. The provisions of this Guaranty shall apply to each Guarantor individually and collectively.

18.	Each Guarantor recognizes that the Administrative Agent, the Lenders and the other Secured Parties are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to the Borrowers under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Administrative Agent and the Lenders in entering into the Credit Agreement. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

19.	(A) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO THE FEDERAL LAWS RELATING TO NATIONAL BANKS).

20.	(B) SUBMISSION TO JURISDICTION. EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, SITTING IN DALLAS COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE GUARANTORS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN

GUARANTY AGREEMENT (Alon), Page 7

ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
21.	(C) WAIVER OF VENUE. EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 19(B) ABOVE. EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

22.	(D) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

23.	Each Guarantor jointly and severally agrees to pay on demand all attorneys’ fees and all other costs and expenses incurred by the Administrative Agent, each Lender and each other Secured Party in connection with the preparation, administration, enforcement, or collection of this Guaranty.

24.	Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Obligations, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of the incurring by any Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Obligations and this Guaranty.

25.	Each Guarantor agrees that the Administrative Agent, each Lender and each other Secured Party may exercise any and all rights granted to them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

26.	THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

27.	This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Guaranty shall become effective with respect to any Guarantor when it shall have been executed and delivered by such Guarantor to the Administrative Agent. Delivery of an executed signature page of this Guaranty by telecopy or electronic transmission shall be effective as delivery of a manually executed signature page of this Guaranty.

GUARANTY AGREEMENT (Alon), Page 8

28.	Each Guarantor acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with its legal counsel and that this Guaranty shall be construed as if jointly drafted by the Guarantors and the Administrative Agent.

29.	WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

30.	All notices and other communications required or permitted in connection with this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

If to a Guarantor:	Alon USA Energy, Inc. or
Alon Brands, Inc. (as applicable)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
Attention: Chief Financial Officer
Telecopy No. (972) 367-3724
Telephone No. (972) 367-3669
Email: shai.even@alonusa.com

With a copy to:	Alon USA Energy, Inc. or
Alon Brands, Inc. (as applicable)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
Attention: Chief Legal Counsel — Commercial
Telecopy No. (972) 367-3724
Telephone No.: 972-367-3753
Email: sean.markowitz@alonusa.com

If to the Administrative Agent:	Wells Fargo, National Association, as Administrative Agent
1525 West W.T. Harris Blvd. 1B1
Charlotte, North Carolina 28262
Attention of:      Syndication Agency Services
Telephone No.: (704) 427-4983
Telecopy No.:   (704) 590-2782
E-mail: andrew.lipford@wachovia.com

GUARANTY AGREEMENT (Alon), Page 9

With a copy to:	Wells Fargo, National Association, as Administrative Agent
4975 Preston Park Boulevard, Suite 280
Plano, Texas 75093
Attention of: Clint Bryant, Relationship Manager Commercial Banking
Telephone No.: 972-599-5340
Telecopy No.:   972-867-5674
E-mail: clint.bryant@wellsfargo.com

and

Hunton & Williams LLP 1445 Ross Avenue, Suite 3700 Dallas, Texas 75202 Attention: Ronald D. Rosener, Esq. Telephone No.: 214-468-3372 Telecopy No.: 214-740-7164 E-mail: rrosener@hunton.com
31.	(a) As soon as practicable and in any event within forty-five (45) days after the end of the first three Fiscal Quarters of each Fiscal Year (commencing with the Fiscal Quarter ending March 31, 2011), Alon Brands, Inc. shall deliver to the Administrative Agent the financial statements and related information referred to in Section 8.1(a) of the Credit Agreement and Alon USA Energy, Inc. shall deliver to the Administrative Agent an unaudited consolidated and consolidating balance sheet of such Guarantor and its subsidiaries as of the close of such Fiscal Quarter and unaudited consolidated and consolidating statements of income, retained earnings and cash flows and a report containing management’s discussion and analysis of such financial statements for the Fiscal Quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by such Guarantor in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of such Guarantor to present fairly in all material respects the financial condition of Alon USA Energy, Inc. and its subsidiaries on a consolidated and consolidating basis as of their respective dates and the results of operations of such Guarantor and its subsidiaries for the respective periods then ended, subject to normal year end adjustments and the absence of footnotes.

32.	(b) As soon as practicable and in any event within one hundred twenty (120) days after the end of each Fiscal Year (commencing with the Fiscal Year ending December 31, 2010), the Guarantors shall deliver to the Administrative Agent the audited financial statements and related information referred to in Section 8.1(b) of the Credit Agreement.

33.	This Guaranty constitutes an amendment and restatement of the Existing Guaranty, as amended, effective from and after the Closing Date (as such term is defined in the Credit Agreement). The execution and delivery of this Guaranty shall not constitute a novation of any obligations owing to the Lenders or the Administrative Agent under the Existing Guaranty based on facts, events or circumstances occurring or existing prior to the execution and delivery of this Guaranty.

GUARANTY AGREEMENT (Alon), Page 10

     EXECUTED as of the day and year first written above.

GUARANTORS

ALON USA ENERGY, INC., a Delaware corporation

By:
Name:	Michael Oster
Title:	Senior Vice President of Mergers and Acquisitions

ALON BRANDS, INC., a Delaware corporation

By:
Name:	Michael Oster
Title:	Vice President
     Receipt of delivery of this Guaranty by the Administrative Agent is hereby confirmed as of the day and year first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:
Name:	Clint Bryant
Title:	Senior Vice President

GUARANTY AGREEMENT (Alon), Page 11

EXHIBIT I
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF SUBSIDIARY GUARANTY AGREEMENT

GUARANTY AGREEMENT
     THIS GUARANTY AGREEMENT (“Guaranty”), dated as of December 30, 2010, is executed by the undersigned guarantors (each a “Guarantor” and collectively the “Guarantors”) for the benefit of each of the Administrative Agent, the Lenders (hereinafter defined) and the other Secured Parties (as defined in the Credit Agreement) which is or may from time to time become a party to, or may be referred to in, the Credit Agreement (hereinafter defined) or any successor or permitted assignee thereof.
     WHEREAS, Southwest Convenience Stores, LLC, a Texas limited liability company (“Southwest”), and Skinny’s, LLC, a Texas limited liability company (“Skinny’s” and, together with Southwest, each a “Borrower” and collectively the “Borrowers”), GTS Licensing Company, Inc., a Texas corporation (“GTS”), the lenders who are or may from time to time become a party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (the “Administrative Agent”) are parties to that certain Amended and Restated Credit Agreement dated as of December 30, 2010 (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”); and
     WHEREAS, as a condition to the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty.
     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Guarantors hereby jointly and severally, irrevocably and unconditionally guarantees to the Administrative Agent, the Lenders and the other Secured Parties the full and prompt payment and performance of the Guaranteed Obligations (hereinafter defined), this Guaranty being upon the following terms.
1.	The term “Guaranteed Obligations”, as used herein, means all of the “Obligations”, as defined in the Credit Agreement. The term “Guaranteed Obligations” shall include any and all post-petition interest and expenses (including reasonable attorneys’ fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

2.	The term “Paid in Full” means, with respect to the Guaranteed Obligations, the indefeasible payment and performance in full of all Guaranteed Obligations, the cancellation or termination of all Letters of Credit and the expiration or termination of all Commitments under the Credit Agreement.

3.	All other capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.

4.	This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until all Guaranteed Obligations are Paid in Full, after which occurrence this Guaranty shall terminate. No set-off, counterclaim (whether based on contract, tort or any other theory), recoupment, reduction, or diminution of any obligation, or any legal or equitable defense of any kind or nature which any Borrower may have against the Administrative Agent, any Lender, any other Secured Party or any other party, or which any Guarantor may have against any Borrower, the Administrative Agent, any Lender, any other Secured Party or any other party, shall be available to, or shall be asserted by, any Guarantor against the Administrative Agent, any Lender, any other Secured Party or any subsequent holder of the Guaranteed Obligations or any part thereof or against payment of the Guaranteed Obligations or any part thereof.

GUARANTY AGREEMENT- Page 1

5.	The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

6.	If any Guarantor becomes liable for any indebtedness owing by any Borrower to the Administrative Agent, any Lender or any other Secured Party by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Administrative Agent, the Lenders and the other Secured Parties hereunder shall be cumulative of any and all other rights that any of them may ever have against any Guarantor. The exercise by the Administrative Agent, any Lender or any other Secured Party of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

7.	In the event of default by any Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such Guaranteed Obligations become due, whether by their terms, by acceleration, or otherwise, each Guarantor jointly and severally agrees to promptly pay the amount due thereon to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Lenders and the other Secured Parties, without notice or demand in lawful currency of the United States, and it shall not be necessary for the Administrative Agent, any Lender or any other Secured Party, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against any Borrower, any Guarantor or others liable on such Guaranteed Obligations, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Obligations.

8.	Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby irrevocably subordinates, to the prior indefeasible payment in full of all Guaranteed Obligations, any and all rights such Guarantor may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating such Guarantor to the rights of the Administrative Agent, the Lenders and/or the other Secured Parties) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from any Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by such Guarantor under or in connection with this Guaranty or otherwise. Each Guarantor agrees that it shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Guaranteed Obligations have been Paid in Full and the Credit Agreement is no longer in effect. If any amount is paid to any Guarantor on account of subrogation rights under this Guaranty at any time when all the Guaranteed Obligations have not been Paid in Full, the amount shall be held in trust for the benefit of the Administrative Agent, the Lenders and the other Secured Parties and shall be promptly paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Credit Agreement. If any Guarantor makes payment to the Administrative Agent of all or any part of the Guaranteed Obligations and all the Guaranteed Obligations are Paid in Full and the Credit Agreement is no longer in effect, the Administrative Agent shall, at such Guarantor’s request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from the payment.

9.	If acceleration of the time for payment of any amount payable by any Borrower under the Guaranteed Obligations is stayed upon the insolvency, bankruptcy, or reorganization of such

GUARANTY AGREEMENT- Page 2

Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be jointly and severally payable by the Guarantors hereunder forthwith on demand by the Administrative Agent.
10.	Each Guarantor hereby agrees that its obligations under this Guaranty shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Obligations or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Obligations; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Obligations; (c) any disability of any Borrower, or the dissolution, insolvency, or bankruptcy of any Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Obligations; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Administrative Agent, any Lender or any other Secured Party to any Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Obligations; (f) any neglect, delay, omission, failure, or refusal of the Administrative Agent, any Lender or any other Secured Party to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (g) the unenforceability or invalidity of any or all of the Guaranteed Obligations or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Obligations; (h) any payment by any Borrower or any other party to the Administrative Agent, any Lender or any other Secured Party is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Administrative Agent, any Lender or any other Secured Party is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Obligations; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Obligations; (k) any impairment of any collateral securing any or all of the Guaranteed Obligations; (1) the failure of the Administrative Agent, any Lender or any other Secured Party to sell any collateral securing any or all of the Guaranteed Obligations in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of any Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, any Borrower, any Guarantor or any other party ever liable for any or all of the Guaranteed Obligations.

11.	Each Guarantor represents and warrants to the Administrative Agent, the Lenders and the other Secured Parties that:
(a)	Each and every representation and warranty contained in the Credit Agreement is true and correct in all material respects;

(b)	The value of the consideration received and to be received by such Guarantor as a result of the Borrowers, the Lenders and the Administrative Agent entering into the Credit Agreement, the extensions of credit thereunder and such Guarantor executing and delivering this Guaranty is reasonably equivalent to or greater than the liability and obligation of such Guarantor hereunder, and such liability and obligation, the Borrowers’

GUARANTY AGREEMENT- Page 3

entering into the Credit Agreement and the extensions of credit thereunder have benefited and may reasonably be expected to benefit such Guarantor directly or indirectly;
(c)	Such Guarantor has, independently and without reliance upon the Administrative Agent, any Lender or any other Secured Party and based upon such documents and information as such Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty;

(d)	The ability of the Borrowers to borrow and obtain letters of credit from time to time under the Credit Agreement will enable such Guarantor to obtain credit, will benefit such Guarantor and the consolidated corporate group or affiliated group of entities of which such Guarantor is a part and are necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor;

(e)	As additional consideration for entering into this Guaranty, such Guarantor has obtained certain rights under that certain Contribution and Indemnification Agreement of even date herewith, among the Borrowers and the Guarantors;

(f)	Such Guarantor has adequate capital to conduct its business as a going concern, as presently conducted and as proposed to be conducted; such Guarantor will be able to meet its obligations hereunder and in respect of its other existing and future indebtedness and liabilities as and when the same shall be due and payable; such Guarantor is not insolvent (as that term is defined in 11 U.S.C. § 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representations are supported by such Guarantor’s internal projections and forecasts;

(g)	Such Guarantor has determined that the execution and delivery of this Guaranty is to its advantage and benefit, taking into account all relevant facts and circumstances;

(h)	This Guaranty (i) has been authorized by all necessary actions; (ii) does not violate any agreement, instrument, law, regulation or order applicable to such Guarantor; (iii) does not require the consent or approval of any person or entity, including but not limited to any Governmental Authority, or any filing or registration of any kind; and (iv) is the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally; and

(i)	In executing and delivering this Guaranty, such Guarantor (i) has without reliance on the Administrative Agent, any Lender or any other Secured Party or any information received from the Administrative Agent, any Lender or any other Secured Party and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrowers, the Borrowers’ business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, the Borrowers or the obligations and risks undertaken herein with respect to the Guaranteed Obligations; (ii) has adequate means to obtain from the Borrowers on a continuing basis information concerning the Borrowers; (iii) has full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (iv) has not relied and will not rely upon any representations or warranties of the Administrative Agent, any Lender or any other Secured Party not embodied herein or any acts heretofore or

GUARANTY AGREEMENT- Page 4

hereafter taken by the Administrative Agent, any Lender or any other Secured Party (including but not limited to any review by any of them of the affairs of the Borrowers).
12.	If an Event of Default shall have occurred and be continuing, the Administrative Agent, each Lender and each other Secured Party shall have the right to set off and apply against this Guaranty or the Guaranteed Obligations or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Administrative Agent, any Lender or any other Secured Party to any Guarantor whether or not the Guaranteed Obligations are then due and irrespective of whether or not the Administrative Agent, any Lender or any other Secured Party shall have made any demand under this Guaranty. As security for this Guaranty and the Guaranteed Obligations, each Guarantor hereby grants the Administrative Agent and each Lender a security interest in all money, instruments, certificates of deposit, and other property of such Guarantor now or hereafter held by the Administrative Agent and each Lender, including without limitation, property held in safekeeping. In addition to the Administrative Agent’s and each Lender’s and other Secured Party’s right of setoff and as further security for this Guaranty and the Guaranteed Obligations, each Guarantor hereby grants the Administrative Agent and each Lender a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of such Guarantor now or hereafter on deposit with or held by the Administrative Agent or any Lender and all other sums at any time credited by or owing from the Administrative Agent or any Lender to such Guarantor. The rights and remedies of the Administrative Agent, each Lender and each other Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Administrative Agent, each Lender and each other Secured Party may have.

13.	(a) Each Guarantor hereby agrees that the Subordinated Indebtedness (hereinafter defined) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Obligations, and each Guarantor hereby assigns the Subordinated Indebtedness to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Lenders and the other Secured Parties, as security for the Guaranteed Obligations. If any sums shall be paid to any Guarantor by any Borrower or any other Person on account of the Subordinated Indebtedness, such sums shall be held in trust by such Guarantor for the benefit of the Administrative Agent and shall forthwith be paid to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Lenders and the other Secured Parties, without affecting the liability of any Guarantor under this Guaranty and may be applied by the Administrative Agent against the Guaranteed Obligations in such order and manner as is permitted by the Credit Agreement and the other Loan Documents and as it may determine in its absolute discretion. Upon the request of the Administrative Agent, each Guarantor shall execute, deliver, and endorse to the Administrative Agent, for the pro rata benefit of the Administrative Agent, the Lenders and the other Secured Parties, such documents and instruments as the Administrative Agent may request to perfect, preserve, and enforce the rights of the Administrative Agent, the Lenders and the other Secured Parties hereunder. For purposes of this Guaranty, the term “Subordinated Indebtedness” means all indebtedness, liabilities, and obligations of the Borrowers and their Subsidiaries, or any of them, to any Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of such Borrower or such Subsidiary thereon are direct, indirect, contingent, primary, secondary, several, joint, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by any Guarantor.

GUARANTY AGREEMENT- Page 5

(b)	Each Guarantor agrees that any and all liens, security interests, judgment liens, charges, or other encumbrances upon the assets of the Borrowers and the Subsidiaries, or any of them, securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon such assets securing payment of the Guaranteed Obligations or any part thereof, regardless of whether such encumbrances in favor of any Guarantor or the Administrative Agent presently exist or are hereafter created or attached. No Guarantor shall (i) file suit against any Borrower or any Subsidiary or exercise or enforce any other creditor’s right it may have against any Borrower or any Subsidiary, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by any Guarantor on assets of any Borrower or any Subsidiary unless and until all Guaranteed Obligations shall have been Paid in Full.

(c)	In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor’s relief, or other insolvency proceeding involving any Borrower or any Subsidiary as debtor, the Administrative Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive, for the benefit of the Administrative Agent, the Lenders and the other Secured Parties, directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Administrative Agent may apply any such dividends, distributions, and payments against the Guaranteed Obligations in such order and manner as is permitted by the Credit Agreement and the other Loan Documents and as it may determine in its absolute discretion.

(d)	Each Guarantor agrees that all promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty.
14.	No Guarantor shall prepay any Indebtedness, except the Guaranteed Obligations and as otherwise expressly permitted by the Credit Agreement.

15.	No amendment or waiver of any provision of this Guaranty or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders. No failure on the part of the Administrative Agent, any Lender or any other Secured Party to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

16.	Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by any Borrower or others (including any Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of any Guarantor against the Administrative Agent, any Lender or any other Secured Party shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

GUARANTY AGREEMENT- Page 6

17.	This Guaranty is for the benefit of the Administrative Agent, the Lenders and the other Secured Parties and their respective successors and assigns, and, in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on each Guarantor, but on each Guarantor’s successors and assigns. The Guarantors’ obligations and agreements hereunder are joint and several. The provisions of this Guaranty shall apply to each Guarantor individually and collectively.

18.	Each Guarantor recognizes that the Administrative Agent, the Lenders and the other Secured Parties are relying upon this Guaranty and the undertakings of each Guarantor hereunder in making extensions of credit to the Borrowers under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty is a material inducement to the Administrative Agent and the Lenders in entering into the Credit Agreement. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty.

19.	THIS GUARANTY IS EXECUTED AND DELIVERED AS AN INCIDENT TO A LENDING TRANSACTION NEGOTIATED, CONSUMMATED, AND PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

20.	Each Guarantor jointly and severally agrees to pay on demand all attorneys’ fees and all other costs and expenses incurred by the Administrative Agent, each Lender and each other Secured Party in connection with the preparation, administration, enforcement, or collection of this Guaranty.

21.	Each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Obligations, demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of the incurring by any Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Obligations and this Guaranty.

22.	Each Guarantor agrees that the Administrative Agent, each Lender and each other Secured Party may exercise any and all rights granted to them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty.

23.	THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

24.	This Guaranty shall become effective with respect to any Guarantor when it shall have been executed and delivered by such Guarantor to the Administrative Agent. Delivery of an executed signature page of this Guaranty by telecopy or electronic transmission shall be effective as delivery of a manually executed signature page of this Guaranty.

25.	Each Guarantor acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Guaranty with its legal counsel and that this Guaranty shall be construed as if jointly drafted by the Guarantors and the Administrative Agent.

GUARANTY AGREEMENT- Page 7

26.	TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY, THE CREDIT AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

27.	Any notice required or permitted to be given hereunder shall be given to any Guarantor or the Administrative Agent (as applicable) in the manner, and shall be deemed effective, as provided in Section 14.1 of the Credit Agreement.

EXECUTED as of the day and year first written above.

GUARANTORS

GTS LICENSING COMPANY, INC.,
a Texas corporation

By:
Name:	Michael Oster
Title:	Vice President
Receipt of delivery of this Guaranty by the Administrative Agent is hereby confirmed as of the day and year first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:
Name:	Clint Bryant
Title:	Senior Vice President

GUARANTY AGREEMENT- Page 8

EXHIBIT J
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF SECURITY AGREEMENT

SECURITY AGREEMENT
     SECURITY AGREEMENT (“Agreement”) dated as of December 30, 2010, among SOUTHWEST CONVENIENCE STORES, LLC, a Texas limited liability company, SKINNY’S, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), GTS LICENSING COMPANY, INC., a Texas corporation (“GTS”), each of the additional Subsidiaries of any Borrower at any time party hereto (together with GTS, each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the lenders or other financial institutions or entities party, as lenders (the “Lenders”), to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
     Each of the Borrowers, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of the date hereof (as the same may be amended, modified, supplemented or restated from time to time, the “Credit Agreement”) providing, subject to the terms and conditions thereof, for extensions of credit by the Lenders to the Borrowers.
     To induce the Lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Debtor (hereinafter defined) has agreed to pledge and grant a security interest in the Collateral (hereinafter defined) as security for the Secured Obligations (hereinafter defined). Accordingly, the parties hereto agree as follows:
SECTION 1
DEFINITIONS
     All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement. Terms defined in the UCC shall, unless otherwise provided herein, have the meanings ascribed to them in the UCC, both as in effect on the date of this Agreement and as hereafter amended. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, then the Credit Agreement definition controls to the extent allowed by law. If the definition given a term in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, then the Chapter 9 definition controls. Notwithstanding any contrary provision of this Agreement, the parties intend that the terms used herein which are defined in the UCC have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC in effect on the date of this Agreement, then such term as used herein shall be given such broadened meaning. If the UCC shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement. Furthermore, as used in this Agreement:
     “Accounts” means any “account”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all rights of any Debtor to payment of a monetary obligation, whether or not earned by performance, (i) for goods or other property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, or (v) arising out of the use of a credit or charge card or information contained on or for

SECURITY AGREEMENT - Page 1

use with the card, (b) all accounts receivable of any Debtor, (c) all rights of any Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by any Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of any Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation, and resale.
     “Agreement” has the meaning set forth in the introduction hereto.
     “Chattel Paper” means any “chattel paper”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “Collateral” has the meaning set forth in Section 3.1 hereof.
     “Commercial Tort Claim” means any “commercial tort claim”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “Contracts” means all contracts, undertakings, or other agreements as the same may be amended from time to time, and (a) all rights of any Debtor to receive moneys due and to become due thereunder or in connection therewith, (b) all rights of any Debtor to damages arising out of or for breach or default in respect thereof, and (c) all rights of any Debtor to exercise remedies thereunder.
     “Copyright Collateral” means all Copyrights, whether now owned or hereafter acquired by any Debtor, including each Copyright identified in Schedule 2 hereto.
     “Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.
     “Debtor” means each Borrower and each Subsidiary Guarantor.
     “Debtor Law” means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, fraudulent transfer or conveyance, or similar laws affecting creditors’ rights generally.
     “Deposit Account” means any “deposit account”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) any and all lockbox accounts, dominion accounts, controlled disbursement accounts and any and all other deposit accounts at any time established pursuant to the terms of the Credit Agreement, and (b) any and all deposits (general or special, time or demand, provisional or final), including without limitation certificates of deposit and investment accounts, at any time established or maintained with or held by the Administrative Agent or any of the Lenders.
     “Document” means any “document”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, including, without limitation, all documents of title and warehouse receipts of any Debtor.
     “Equipment” means any “equipment”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, all machinery, equipment,

SECURITY AGREEMENT - Page 2

furnishings, fixtures, and vehicles now owned or hereafter acquired by any Debtor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.
     “Equity Rights” means, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.
     “General Intangibles” means any “general intangibles”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by any Debtor: (a) all Patents, Trademarks, Copyrights, Intellectual Property, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs, and inventions of any Debtor, (b) all books, records, data, plans, manuals, computer software, and computer programs of any Debtor, (c) all contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts, and certificates of deposit of any Debtor, (d) all rights of any Debtor to payment under letters of credit and similar agreements, (e) all tax refunds and tax refund claims of any Debtor, (f) all choses in action and causes of action of any Debtor (whether arising in contract, tort, or otherwise and whether or not currently in litigation) and all judgments in favor of any Debtor, (g) all rights and claims of any Debtor under warranties and indemnities, and (h) all rights of any Debtor under any insurance, surety, or similar contract or arrangement.
     “Instruments” means any “instrument”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “Intellectual Property” means, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Debtor with respect to any of the foregoing, in each case whether now or hereafter owned or used, including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral listed in Schedule 5 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Debtor; (g) all databases and data collections and all rights therein; (h) all computer software, including all source code, object code, firmware, development tools, files, records and data, all media on which any of the foregoing is recorded, and all documentation related to any of the foregoing; (i) all domain names and Internet web sites and all rights and documentation related to any of the foregoing; (j) all mask works and registrations therefor, and all other rights corresponding thereto throughout the world; and (k) all causes of action, claims and warranties now or hereafter owned or acquired by the Debtors in respect of any of the items listed above.
     “Inventory” means any “inventory”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, and, in any event, shall include, without limitation, each of the following,

SECURITY AGREEMENT - Page 3

whether now owned or hereafter acquired by any Debtor: (a) all goods and other personal property of any Debtor that (i) are leased by any Debtor as lessor, (ii) are held for sale or lease or to be furnished under any contract of service, or (iii) are furnished under a contract of service, (b) all raw materials, work-in-process, finished goods, inventory, supplies, and materials of any Debtor, (c) all wrapping, packaging, advertising, and shipping materials of any Debtor, (d) all goods that have been returned to, repossessed by, or stopped in transit by any Debtor, and (e) all Documents evidencing any of the foregoing.
     “Investment Property” means any “investment property”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor, except stock in any Foreign Subsidiary in excess of the percentage of such stock specified in the definition of “Pledged Stock”.
     “Issuers” means, collectively, the respective corporations identified beneath the names of the Debtors on Schedule l hereto under the caption “Issuer,” together with any corporation created or acquired after the date hereof, the capital stock of which is required to be pledged hereunder pursuant to this Agreement or the Credit Agreement.
     “Letter-of-Credit Right” means any “letter-of-credit right”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “LLC” means, collectively, the respective limited liability companies identified beneath the name of the Debtors on Schedule 1 hereto under the caption “LLC”, together with any limited liability company created or acquired after the date hereof, the LLC Interests in which are required to be pledged hereunder pursuant to this Agreement or the Credit Agreement.
     “LLC Interests” means, as to any Debtor (a) all right, title and interest, now existing or hereafter acquired, of such Debtor in any LLC but not any of its obligations from time to time as a member (unless the Administrative Agent shall become a member as a result of its exercise of remedies herein) of any LLC; (b) any and all moneys due and to become due to such Debtor now or in the future by way of a distribution made to such Debtor in its capacity as a member of or an owner of any LLC; (c) any other property of any LLC to which such Debtor now or in the future may be entitled in its capacity as a member of or an owner of any LLC by way of distribution, return of capital or otherwise; (d) any other claim in respect of any LLC to which such Debtor now or in the future may be entitled in its capacity as a member of or an owner of any LLC and its property, including any rights under any operating agreement or other agreement governing or pertaining to such interests; (e) the certificates, if any, representing all such rights and interests; (f) all right of such Debtor under each limited liability company or operating agreement of each LLC; and (g) to the extent not otherwise included, all Proceeds of any of the foregoing.
     “Motor Vehicles” means motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.
     “Partnership” means, collectively, the respective partnerships identified beneath the name of the Debtors on Schedule 1 hereto under the caption “Partnership”, together with any partnerships created or acquired after the date hereof, the Partnership Interests in which are required to be pledged hereunder pursuant to this Agreement or the Credit Agreement.
     “Partnership Interests” means, as to any Debtor (a) all right, title and interest, now existing or hereafter acquired, of such Debtor in any Partnership but not any of its obligations from time to time as a partner (unless the Administrative Agent shall become a partner as a result of its exercise of remedies herein) of any Partnership; (b) any and all moneys due and to become due to such Debtor now or in the future by way of a distribution made to such Debtor in its capacity as a partner of any Partnership; (c) any other property of any Partnership to which such Debtor now or in the future may be entitled in its capacity

SECURITY AGREEMENT - Page 4

as a partner of any Partnership by way of distribution, return of capital or otherwise; (d) any other claim in respect of any Partnership to which such Debtor now or in the future may be entitled in its capacity as a partner of any Partnership and its property, including any rights under any partnership agreement or other document governing or pertaining to such interests; (e) the certificates, if any, representing all such rights and interests; (f) all rights of such Debtor under each partnership agreement or limited partnership agreement of each Partnership; and (g) to the extent not otherwise included, all Proceeds of any of the foregoing.
     “Patent Collateral” means all Patents, whether now owned or hereafter acquired by any Debtor, including each Patent identified in Schedule 3 hereto.
     “Patents” means all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.
     “Pledged Interests” means all LLC Interests and Partnership Interests now or hereafter owned by any Debtor and any limited liability company interest, partnership interest or other ownership or equity securities or certificate (including, without limitation, any certificate representing a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for LLC Interests or Partnership Interests, or otherwise in respect thereof.
     “Pledged Obligations” means all of each Debtor’s right, title and interest, if any, in and to any and all obligations owed to such Debtor by any Person, whether now existing or hereafter incurred, and in and to all collateral granted to such Debtor or for the benefit of such Debtor as collateral security for such obligations.
     “Pledged Shares” means the Pledged Interests and the Pledged Stock, collectively.
     “Pledged Stock” means the shares of capital stock or equivalent interests of the Issuers represented by the certificates identified in Schedule 1 hereto under the name of such Debtor and each other corporation hereafter acquired or formed by any Debtor and all other shares of capital stock of whatever class of the Issuers now or hereafter owned by such Debtor and all Equity Rights of any such Issuer owned by any Debtor, in each case together with the certificates evidencing the same, subject, in the case of any Foreign Subsidiary, to the limitation that shares of capital stock of any such Issuer which represent in excess of 65% of the combined voting power of all classes of capital stock of such Issuer shall not be pledged if such pledge would cause material adverse tax consequences for any Credit Party or result in a violation of Applicable Laws; provided, however, that if, following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder which would permit a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote without causing the undistributed earnings of such Foreign Subsidiary as determined for Federal income taxes to be treated as a deemed dividend to the Debtors for Federal income tax purposes, then the 65% limitation set forth above shall no longer be applicable and the Debtors shall duly pledge and deliver to the Administrative Agent such of the capital stock not theretofore required to be pledged under this Agreement.
     “Proceeds” means any “proceeds”, as such term is defined in the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty, or guaranty

SECURITY AGREEMENT - Page 5

payable to any Debtor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
     “Secured Obligations” means the “Obligations” (as defined in the Credit Agreement), and each applicable Debtor’s guarantee of the Obligations, including without limitation all present and future indebtedness, liabilities, and obligations of Debtors arising under this Agreement or any of the other Loan Documents, and all present and future costs, attorneys’ fees, and expenses incurred by the Administrative Agent or any Lender to enforce any Debtor’s or any other obligor’s payment of any of the Obligations, including without limitation (to the extent lawful) all present and future amounts that would become due but for the operation of §§ 502 or 506 or any other provision of Title 11 of the United States Code and all present and future accrued and unpaid interest (including without limitation all post-petition interest if any Debtor voluntarily or involuntarily becomes subject to any Debtor Law).
     “Secured Party” means each of, and “Secured Parties” means all of, the Administrative Agent, the Lenders and the other “Secured Parties” (as defined in the Credit Agreement).
     “Securities Act” means the Securities Act of 1933, as amended.
     “Stock and Interests Collateral” means, collectively, the Collateral described in clauses (o) through (s) of Section 3.1 hereof and the Proceeds of any such property and, to the extent related to any such property or such Proceeds, all books, correspondence, credit files, records, invoices and other papers.
     “Supporting Obligation” means any “supporting obligation”, as such term is defined in the UCC, now owned or hereafter acquired by any Debtor.
     “Trademark Collateral” means all Trademarks, whether now owned or hereafter acquired by any Debtor, including each Trademark identified in Schedule 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.
     “Trademarks” means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.
     “Voting Rights” has the meaning set forth in Section 8.17(a)(ii) hereof.
SECTION 2
DEBTORS REMAIN LIABLE
Notwithstanding anything to the contrary contained herein, (a) each Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Debtor from any

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of its duties or obligations under the contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under any of the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
SECTION 3
COLLATERAL; REGISTRATION OF PLEDGE;
ACKNOWLEDGMENTS; DELIVERY OF PLEDGED SHARES AND PLEDGED OBLIGATIONS
     3.1 Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, except as expressly set forth to the contrary in the Credit Agreement, each Debtor hereby pledges to the Administrative Agent, for the benefit of the Secured Parties as hereinafter provided, and grants to the Administrative Agent, for the benefit of the Secured Parties as hereinafter provided, a security interest in, all of such Debtor’s right, title and interest in the following property, whether now owned by such Debtor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as “Collateral”):
          (a) all Accounts;
          (b) all Chattel Paper;
          (c) all Commercial Tort Claims;
          (d) all Deposit Accounts;
          (e) all General Intangibles;
          (f) all Instruments;
          (g) all Inventory;
          (h) all Investment Property;
          (i) all Intellectual Property;
          (j) all Equipment;
          (k) all Contracts;
          (l) all Documents;
          (m) all Letter-of-Credit Rights;
          (n) all Supporting Obligations;
          (o) all Pledged Stock;
          (p) all Pledged Obligations;

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          (q) all Pledged Interests;
          (r) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;
          (s) without affecting the obligations of such Debtor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which an Issuer, LLC or Partnership is not the surviving corporation, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company or partnership owned by such Debtor (unless such successor is such Debtor itself) formed by or resulting from such consolidation or merger;
          (t) all rights, claims and benefits of such Debtor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Debtor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment; and
          (u) all other tangible and intangible personal property and fixtures of such Debtor, including without limitation all Proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Debtor described in the preceding clauses of this Section 3.1, and, to the extent related to any property described in such clauses or such Proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Debtor or any computer bureau or service company from time to time acting for such Debtor.
If the grant, pledge, collateral transfer or assignment of any rights of any Debtor under any contract or agreement included in the Collateral is expressly prohibited by such contract or agreement, then the security interest hereby granted nonetheless remains effective to the extent allowed by the UCC or other applicable law but is otherwise limited by that prohibition.
     3.2 Stock Certificates. Each Debtor hereby delivers to the Administrative Agent all of the certificates evidencing the Pledged Stock owned by such Debtor which is represented by certificates, endorsed in blank or accompanied with appropriate undated stock powers executed in blank. Each Debtor has caused the Lien of the Administrative Agent in and to the Pledged Stock to be registered upon the books of the Issuers of the Pledged Stock. If at any time any Pledged Stock which is not represented by a certificate as of the date of this Agreement shall be represented by one or more certificates, then each Debtor shall promptly deliver the same to the Administrative Agent accompanied by stock powers duly executed in blank. All other shares of Pledged Stock subsequently acquired by each Debtor shall be pledged to the Administrative Agent and, if represented by a certificate, certificates representing the same shall be delivered to the Administrative Agent contemporaneously with the acquisition thereof, accompanied by stock powers duly executed in blank.
     3.3 Financing Statements; Registration; Certificates. Each Debtor hereby authorizes the Administrative Agent to prepare and file such financing statements as the Administrative Agent shall deem necessary or appropriate in order to perfect and preserve the security interests granted in this Agreement. Each Debtor has caused the Lien of the Administrative Agent in and to the LLC Interests and the Partnership Interests to be registered upon the books of the issuers of such LLC Interests and

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Partnership Interests. If the Collateral at any time includes any uncertificated securities, the Debtors shall cause the issuer of such securities to execute and deliver such documentation as the Administrative Agent may require whereby such issuer shall agree to comply with instructions originated by the Administrative Agent without further consent by the registered owner, or shall cause the issuer of such securities to register the Administrative Agent as registered owner of such securities, as the Administrative Agent may require. Each issuer of any uncertificated securities included in the Collateral is a party to this Agreement and hereby agrees that it will comply with the instructions originated by the Administrative Agent without further consent by the registered owner. If at any time any LLC Interests or Partnership Interests shall be represented by one or more certificates or by any documents that are instruments (as defined in the UCC), then the appropriate Debtor shall promptly deliver the same to the Administrative Agent accompanied by duly executed transfer powers endorsed in blank respecting such certificates or documents.
     3.4 Pledged Obligations. Each Debtor hereby delivers to the Administrative Agent all of the promissory notes, instruments and agreements evidencing the Pledged Obligations held by such Debtor in suitable form for transfer by endorsement and delivery or accompanied by duly executed instruments of transfer or assignment in blank. If any Debtor shall become entitled to receive or shall receive any promissory notes, instruments or agreements constituting Collateral after the date hereof (including, without limitation, any certificate representing any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of the obligor on any Pledged Obligations) in respect of the Pledged Obligations, such Debtor agrees: (a) to accept the same as the agent of the Administrative Agent, (b) to hold the same in trust on behalf of and for the benefit of the Administrative Agent, and (c) to deliver any and all promissory notes, instruments or agreements evidencing the same to the Administrative Agent within ten (10) days following the receipt thereof by such Debtor, in the exact form received, with the endorsement in blank of such Debtor when necessary and with an appropriate undated instrument of transfer or assignment duly executed in blank, to be held by the Administrative Agent subject to the terms of this Agreement, as additional Collateral.
     3.5 Control Agreements. Upon the request of the Administrative Agent, each Debtor shall execute and deliver and cause to be executed and delivered to Administrative Agent (a) blocked account and control agreements executed by each financial institution where any Deposit Accounts are established and maintained, in such form and substance as the Administrative Agent may request, and (b) upon the request of the Administrative Agent, control agreements executed by such securities intermediaries as the Administrative Agent may request with respect to any securities accounts established or maintained with any securities intermediary, and all securities entitlements carried in such securities accounts.
     3.6 Updated Schedules. Each delivery of Pledged Shares after the date hereof shall be accompanied by an updated Schedule 1 hereto, which shall include a description of the Pledged Shares theretofore and then being pledged hereunder, which schedule shall be attached hereto and made apart hereof and shall supersede any prior Schedule 1 hereto.
SECTION 4
SPECIAL PROVISIONS CONCERNING TRADEMARKS
     4.1 Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful exclusive owner of the Trademarks listed as being owned by it in Schedule 4 hereto and that, as of the date hereof, the listed Trademarks include all the United States federal and foreign registrations or applications registered in the United States Patent and Trademark Office or the equivalent government agency or office in any applicable foreign jurisdiction which are necessary for such Debtor’s business as currently operated. Each Debtor represents and warrants that it owns or is licensed to use or is not prohibited from using all Trademarks that it uses. Each Debtor further warrants that it is aware of no third

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party claim (which could have a Material Adverse Effect) that any aspect of such Debtor’s present or contemplated business operations infringes or will infringe any mark. Each Debtor represents and warrants that it is the owner of record of all registrations and applications listed as being owned by it in Schedule 4 hereto and that such registrations are valid, subsisting, and have not been canceled and that such Debtor is not aware of any third party claim (which could have a Material Adverse Effect) that any such registration is invalid or unenforceable.
     4.2 Licenses and Assignments. Other than the license agreements listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor hereby agrees not to divest itself of any right under any Trademark except those such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries’ business.
     4.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to notify the Administrative Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Debtor’s rights in and to any Trademark, or with respect to any party claiming that such Debtor’s use of any Trademark violates any property right of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, if consistent with good business practice, diligently to prosecute any Person infringing any Trademark to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.
     4.4 Preservation of Trademarks. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor agrees to use its Trademarks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Trademarks as trademarks or service marks registered under the laws of the United States or applicable foreign jurisdictions.
     4.5 Maintenance of Registration. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. §§ 1051 et seq. to maintain trademark registration, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Trademarks pursuant to 15 U.S.C. §§ 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without prior written consent of the Administrative Agent.
     4.6 Future Registered Trademarks. If any Trademark registration is issued hereafter to any Debtor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or any equivalent government agency or office in any applicable foreign jurisdiction, within 30 days of receipt of such registration such Debtor shall deliver a copy of such registration, and a grant of security in such Trademark, to the Administrative Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Administrative Agent.
     4.7 Remedies. If an Event of Default shall occur, the Administrative Agent may take any or all of the following actions: (a) declare the entire right, title and interest of each Debtor in and to each of the Trademarks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Administrative Agent for the benefit of the Secured Parties, in which case the Administrative Agent shall be entitled to exercise the power of attorney referred to in Section 9.1 to execute, cause to be

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acknowledged and notarized and record said absolute assignment with the applicable agency; (b) take and use or sell the Trademarks and the goodwill of each Debtor’s businesses symbolized by the Trademarks and the right to carry on the businesses and use the assets of such Debtor in connection with which the Trademarks have been used; and (c) direct each Debtor to refrain, in which event such Debtor shall refrain, from using the Trademarks in any manner whatsoever, directly or indirectly, and execute such other and further documents that the Administrative Agent may request to further confirm this and to transfer ownership of the Trademarks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Administrative Agent.
SECTION 5
SPECIAL PROVISIONS CONCERNING PATENTS
     5.1 Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful exclusive owner of all rights in the Patents listed as being owned by it in Schedule 3 hereto and that, as of the date hereof, said Patents include all the patents and applications for patents that such Debtor now owns which are necessary for such Debtor’s business as currently operated. Each Debtor represents and warrants that it owns or is licensed to practice under all Patents that it now uses or practices under. Each Debtor further warrants that it is aware of no third party claim (which could have a Material Adverse Effect) that any aspect of such Debtor’s present or contemplated business operations infringes or will infringe any patent.
     5.2 Licenses and Assignments. Other than the license agreements listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor hereby agrees not to divest itself of any right under any Patent except those Patents such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries’ business.
     5.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to furnish the Administrative Agent in writing with all pertinent information available to such Debtor with respect to any infringement or other violation of such Debtor’s rights in any Patent, or with respect to any claim that practice of any Patent violates any property rights of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, consistent with good business practice and absent direction of the Administrative Agent to the contrary (which direction shall only be given if an Event of Default shall have occurred and be continuing), diligently to prosecute any Person infringing any Patent to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.
     5.4 Maintenance of Patents. At its own expense, each Debtor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. § 41 to maintain in force rights under each Patent to the extent such Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.
     5.5 Prosecution of Patent Application. At its own expense, each Debtor shall diligently prosecute all applications for Patents listed as being owned by it in Schedule 3 hereto and shall not abandon any such application prior to exhaustion of all reasonable administrative and judicial remedies, to the extent such Debtor reasonably believes it to be consistent with good business practice and failure to do so would cause a Material Adverse Effect.

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     5.6 Other Patents. Within thirty (30) days of acquisition of a Patent, or of filing of an application for a Patent, each Debtor shall deliver to the Administrative Agent a copy of said Patent or such application, as the case may be, with a grant of security as to such Patent, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Administrative Agent.
     5.7 Remedies. If an Event of Default shall occur, the Administrative Agent may take any or all of the following actions: (a) declare the entire right, title, and interest of each Debtor in each of the Patents vested, in which event such right, title, and interest shall immediately vest in the Administrative Agent for the benefit of the Secured Parties, in which case the Administrative Agent shall be entitled to exercise the power of attorney referred to in Section 9.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (b) take and practice or sell the Patents; and (c) direct each Debtor to refrain, in which event such Debtor shall refrain, from practicing the Patents directly or indirectly, and such Debtor shall execute such other and further documents as the Administrative Agent may request further to confirm this and to transfer ownership of the Patents to the Administrative Agent for the benefit of the Lenders.
SECTION 6
SPECIAL PROVISIONS CONCERNING COPYRIGHTS
     6.1 Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful exclusive owner of the Copyrights listed as being owned by it in Schedule 2 hereto and that, as of the date hereof, the listed Copyrights include all the United States federal and foreign registrations or applications registered in the appropriate government agency or office in any applicable foreign jurisdiction which are necessary for such Debtor’s business as currently operated. Each Debtor represents and warrants that it owns or is licensed to use or is not prohibited from using all Copyrights that it uses. Each Debtor further warrants that it is aware of no third party claim (which could have a Material Adverse Effect) that any aspect of such Debtor’s present or contemplated business operations infringes. Each Debtor represents and warrants that it is the owner of record of all registrations and applications listed as being owned by it in Schedule 2 hereto and that such registrations are valid, subsisting, have not been canceled and that such Debtor is not aware of any third party claim (which could have a Material Adverse Effect) that any such registration is invalid or unenforceable.
     6.2 Licenses and Assignments. Other than the license agreements listed on Schedule 5 hereto and any extensions or renewals thereof, each Debtor hereby agrees not to divest itself of any right under any Copyright except those such Debtor reasonably determines are not necessary for the conduct of its or its Subsidiaries’ business.
     6.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to notify the Administrative Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of such Debtor’s rights in and to any Copyright, or with respect to any party claiming that such Debtor’s use of any Copyright violates any property right of that party, in each case to the extent that such Debtor reasonably believes that such infringement or violation is material to its business or could result in a Material Adverse Effect. Each Debtor further agrees, if consistent with good business practice, diligently to prosecute any Person infringing any Copyright to the extent that such Debtor reasonably believes that such infringement is material to its business or could result in a Material Adverse Effect.
     6.4 Preservation of Copyrights. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each

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Debtor agrees to use its Copyrights in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Copyrights as copyrights registered under the laws of the United States or applicable foreign jurisdictions.
     6.5 Maintenance of Registration. To the extent the failure to do so would cause a Material Adverse Effect and such Debtor reasonably believes it to be consistent with good business practice, each Debtor shall, at its own expense, diligently process all documents required to maintain copyright registration, including but not limited to affidavits of use and applications for renewals of registration, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without prior written consent of the Administrative Agent.
     6.6 Future Registered Copyrights. If any Copyright registration is issued hereafter to any Debtor as a result of any application now or hereafter pending before the appropriate government agency or office in any applicable foreign jurisdiction, within 30 days of receipt of such registration such Debtor shall deliver a copy of such registration, and a grant of security in such Copyright, to the Administrative Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be satisfactory to the Administrative Agent.
     6.7 Remedies. If an Event of Default shall occur, the Administrative Agent may take any or all of the following actions: (a) declare the entire right, title and interest of each Debtor in and to each of the Copyrights and the goodwill of the business associated therewith, together with all copyright rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Administrative Agent for the benefit of the Secured Parties, in which case the Administrative Agent shall be entitled to exercise the power of attorney referred to in Section 9.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (b) take and use or sell the Copyrights and the goodwill of each Debtor’s businesses symbolized by the Copyrights and the right to carry on the businesses and use the assets of such Debtor in connection with which the Copyrights have been used; and (c) direct each Debtor to refrain, in which event such Debtor shall refrain, from using the Copyrights in any manner whatsoever, directly or indirectly, and execute such other and further documents that the Administrative Agent may request to further confirm this and to transfer ownership of the Copyrights and registrations and any pending copyright application in the appropriate government agency or office in any foreign jurisdiction to the Administrative Agent.
SECTION 7
REPRESENTATIONS AND WARRANTIES
     Each Debtor represents and warrants to the Administrative Agent that:
     7.1 Collateral. Each Debtor is the sole beneficial owner of the Collateral (and, with respect to the Pledged Shares, sole record owner thereof) in which such Debtor purports to grant a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Administrative Agent for the benefit of the Secured Parties created or provided for herein, which pledge and security interest shall constitute a first priority perfected pledge and security interest in and to all of such Collateral; and, subject to Section 3 and Section 8.17 hereof, will cause any and all Pledged Shares, to the extent certificated, whether for value paid by any Debtor or otherwise, to be forthwith deposited with the Administrative Agent and pledged or assigned hereunder.

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     7.2 Pledged Stock. The Pledged Stock represented by the certificates identified under the name of each Debtor in Schedule 1 hereto is, and all other Pledged Stock in which such Debtor shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws or similar organic documents of the respective issuer of such Pledged stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement or as permitted by the Credit Agreement).
     7.3 Ownership of Pledged Stock. The Pledged Stock represented by the certificates identified under the name of each Debtor in Schedule 1 hereto constitutes (a) with respect to each Subsidiary other than a Foreign Subsidiary, all of the issued and outstanding shares of capital stock of any class of such issuers beneficially owned by such Debtor, and (b) with respect to each Foreign Subsidiary as to which the grant of a security interest in all of its capital stock or equivalent interests is not required by this Agreement, all of the issued and outstanding shares of capital stock of any class of such Issuers beneficially owned by such Debtor which in the aggregate do not represent more than 65% of the total combined voting power of all classes of capital stock of any such issuer (in each case, whether or not registered in the name of such Debtor) and said Schedule 1 correctly identifies, as at the date hereof, or, with respect to any Issuer created or acquired after the date hereof, as of the date of pledge hereunder, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) represented by each such certificate.
     7.4 Intellectual Property Agreements. Schedule 5 hereto sets forth a complete and correct list of all material licenses and other user agreements included in the Intellectual Property on the date hereof.
     7.5 Intellectual Property Proceedings. To such Debtor’s knowledge, on and as of the date hereof: (a) there is no violation that could constitute a Material Adverse Effect by others of any right of such Debtor with respect to any Copyright, Patent or Trademark listed in Schedules 2, 3 and 4 hereto, respectively, under the name of such Debtor and (b) such Debtor is not infringing in any respect that could constitute a Material Adverse Effect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted or are pending against such Debtor or, to such Debtor’s knowledge, threatened, and no claim against such Debtor has been received by such Debtor, alleging any such violation.
     7.6 Fair Labor Standards. To the best of each Debtor’s knowledge, any goods now or hereafter produced by such Debtor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act of 1938, as amended.
     7.7 Pledged Interests. The LLC Interests of each Debtor identified under the name of such Debtor on Schedule 1 hereto pledged hereunder, and in respect of which a security interest has been granted hereunder, constitute all of the issued and outstanding LLC Interests, limited liability company interests or other ownership or equity interests in any LLC owned by the Debtors; the Partnership Interests of each Debtor identified under the name of such Debtor on Schedule 1 hereto pledged hereunder, and in respect of which a security interest has been granted hereunder, constitute all of the issued and outstanding Partnership Interests or other ownership or equity interests in any Partnership owned by the Debtors; and none of the Pledged Interests is or will be subject to any contractual restriction, or any restriction under the organizational or other organic documents of the respective issuer of such Pledged Interests upon the transfer of such Pledged Interests (except for any such restriction contained herein or in the Credit Agreement or as permitted by the Credit Agreement). The Pledged Interests have been duly authorized and validly issued, and all payments required to be made by any holder of such Pledged Interests in respect of such interests have been made.

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     7.8 Inventory, Equipment, Pledged Obligations. All Inventory and Equipment of each Debtor are located at the locations specified on Schedule 6 hereto or, upon thirty (30) days’ prior written notice to the Administrative Agent, at other locations within the continental United States of America in the ordinary course of each Debtor’s business so long as all actions have been taken to assure the continued perfection and priority of the Administrative Agent’s security interest therein. Each Debtor has exclusive possession and control of its Inventory and Equipment. None of the Inventory or Equipment of any Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments and other Pledged Obligations of each Debtor have been endorsed and delivered to the Administrative Agent.
     7.9 Not Margin Stock. None of the Pledged Stock constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.
     7.10 No Liens. No security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or part of the Collateral is on file or of record in any public office, except such as may have been or will be filed in favor of the Administrative Agent pursuant to this Agreement and except as permitted by the terms of the Credit Agreement.
     7.11 Perfection. Upon filing of the financing statements in the offices referred to on Schedule 7 hereto and upon the Administrative Agent’s taking possession of all Collateral with respect to which possession is required for perfection, the security interest created by this Agreement in all Collateral will constitute a valid, perfected first priority security interest in such Collateral to the extent provided in the UCC, enforceable in accordance with its terms against all creditors of Debtors, or any of them, and any Persons purporting to purchase any such Collateral from any Debtor.
     7.12 LLC and Partnership Interests. The LLC Interests in each LLC and the Partnership Interests in each Partnership are not represented by certificates, and the terms of such LLC Interests and Partnership Interests do not provide that any such LLC Interest or Partnership Interest is a security governed by Chapter 8 of the Uniform Commercial Code as in effect in any state.
     7.13 Principal Place of Business; State of Registration; Debtor’s Name. The principal place of business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the address listed on Schedule 8 hereto. Debtor’s state of incorporation, organization or formation is such state as shown on the signature pages of this Agreement. Debtor’s exact name is the name set forth for Debtor on the signature pages of this Agreement.
     7.14 Governmental Approvals. No consent or approval of any Governmental Authority or any securities exchange or any other Person was or is necessary for the validity of the security interest granted herein and the pledge effected hereby.
     7.15 No Restrictions. There are no restrictions upon the Voting Rights associated with, or upon the transfer of, any of the Pledged Shares. The Pledged Shares are not subject to any put, call, option or other right in favor of any other Person whatsoever.
     7.16 Voting Agreements. There are no voting trusts or other agreements or understandings to which any Debtor is a party or by which it may be bound with respect to voting, managerial consent, election or other rights of any Debtor relating to the Pledged Shares.
     7.17 Pledged Interests; Legal Matters. No Debtor is in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which any Debtor is a party relating to its LLC Interests or Partnership Interests, and no Debtor is in violation of any

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other material provisions of any such agreement to which such Debtor is a party, or otherwise in default or violation thereunder. No LLC Interest or Partnership Interest is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against any Debtor by any Person with respect thereto and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the operating agreements, partnership agreements and certificates, if any, delivered to the Administrative Agent) which evidence any LLC Interest or Partnership Interest of any Debtor.
     7.18 Accounts. Unless a Debtor has given the Administrative Agent written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, each Debtor shall be deemed to have represented and warranted to the Administrative Agent as to each and all of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by such Debtor or the sale or lease of goods by such Debtor, (c) the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) to the best of Debtor’s knowledge, no Account is subject to any offset, counterclaim, or other defense.
     7.19 Trade Names; Information Certificates. Except as set forth on Schedule 9 hereto, no Debtor has within the past five years done business under any name or trade name other than its legal name set forth at the beginning of this Agreement. All information provided by each Debtor in its information certificate or security agreement questionnaire delivered to the Administrative Agent or its counsel is true, correct and complete in all material respects.
     7.20 Organization; Powers. Each Debtor is duly organized, validly existing, and in good standing under the laws of the state of its organization. Each Debtor has the power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by each Debtor have been authorized by all necessary action on the part of such Debtor.
SECTION 8
COVENANTS
     The Debtors jointly and severally covenant and agree with the Administrative Agent that until the Secured Obligations are paid and performed in full and all commitments and other obligations of the Lenders to the Borrowers and all Letters of Credit have expired or terminated:
     8.1 Maintenance. Each Debtor shall maintain the Collateral in good operating condition and repair, and no Debtor shall permit any waste or destruction of the Collateral or any part thereof except for the ordinary wear and tear of its intended primary use. No Debtor shall use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance, if such use could cause a Material Adverse Effect. No Debtor shall use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.
     8.2 Encumbrances. No Debtor shall create, permit, or suffer to exist, and each Debtor shall defend the Collateral against, any Lien on the Collateral except Liens expressly permitted by the Credit Agreement, and shall defend such Debtor’s rights in the Collateral and the Administrative Agent’s security interest in the Collateral against the claims of all Persons.
     8.3 Modification of Collateral. No Debtor shall do anything to impair the rights of the Administrative Agent in the Collateral. Without the prior written consent of the Administrative Agent, no

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Debtor shall (a) grant any extension of time for any payment with respect to the Collateral, other than trade extensions granted in the ordinary course of business, (b) compromise, compound, or settle any of the Collateral, (c) release in whole or in part any person or entity liable for payment with respect to the Collateral, (d) allow any credit or discount for payment with respect to the Collateral other than normal trade discounts granted in the ordinary course of business and other adjustments, such as bad debt expense, made in the ordinary course of business, (e) release any Lien securing the Collateral, or (f) otherwise amend or modify any of the Collateral in any material manner.
     8.4 Disposition of Collateral. No Debtor shall sell, lease, assign, transfer or otherwise dispose of any Collateral, except as expressly permitted by the Credit Agreement.
     8.5 Further Assurances. At any time and from time to time, upon the request of the Administrative Agent, and at the sole expense of the Debtors, each Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as the Administrative Agent may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as the Administrative Agent may require. Each Debtor authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Debtor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Each Debtor shall promptly endorse and deliver to the Administrative Agent all Documents and Instruments that it now owns or may hereafter acquire. In the event that the Administrative Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the request of the Administrative Agent, each Debtor agrees to use its best efforts to assist and aid the Administrative Agent to obtain as soon as practicable any necessary Approvals for the exercise of any such remedies, rights and powers. Without in any way limiting the foregoing, each Debtor will (a) take any and all actions as the Administrative Agent shall deem necessary or appropriate to cause the Administrative Agent to have control of each Deposit Account of such Debtor; (b) upon any request of the Administrative Agent, take any and all actions as the Administrative Agent shall deem necessary or appropriate to cause the Administrative Agent to have control of each Letter-of-Credit Right of such Debtor; (c) upon any request by the Administrative Agent, take any and all actions as the Administrative Agent shall deem necessary or appropriate to cause and maintain validity and perfection of the Administrative Agent’s security interest in any Commercial Tort Claims of such Debtor, including without limitation providing an accurate description thereof sufficient for such purpose and executing and delivering a security agreement or an amendment to this Agreement to describe and identify such Commercial Tort Claim and any and all other documents, instruments and agreements as the Administrative Agent may request, and each Debtor authorizes the Administrative Agent to file any Uniform Commercial Code financing statements or amendments containing descriptions of any and all Commercial Tort Claims of such Debtor as the Administrative Agent may deem necessary or appropriate; and (d) upon any request by the Administrative Agent, take any and all actions as the Administrative Agent shall deem necessary or appropriate to cause and maintain validity and perfection of the Administrative Agent’s security interest in any aircraft of such Debtor, including without limitation providing an accurate description thereof sufficient for such purpose and executing and delivering a security agreement in appropriate form for recordation with the Federal Aviation Administration and any and all other documents, instruments and agreements as Administrative Agent may request.
     8.6 Risk of Loss; Insurance. The Debtors shall be responsible for any loss of or damage to the Collateral. Each Debtor shall maintain, with financially sound and reputable companies acceptable to the Administrative Agent, in the Administrative Agent’s sole discretion, insurance policies (a) insuring

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the Collateral against loss by fire, explosion, theft, and such other risks and casualties as are customarily insured against by companies engaged in the same or a similar business, and (b) insuring such Debtor and the Administrative Agent against liability for personal injury and property damage relating to the Collateral, such policies to be in such amounts and covering such risks as are customarily insured against by companies engaged in the same or a similar business, but at least in the amounts specified in the Credit Agreement, with losses payable to such Debtor and the Administrative Agent. All insurance with respect to the Collateral shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless the Administrative Agent has received 30 days prior written notice thereof. Each Debtor shall furnish the Administrative Agent with certificates or other evidence satisfactory to the Administrative Agent of compliance with the foregoing insurance provisions. Each Debtor shall deliver to the Administrative Agent upon demand copies of all insurance policies covering the Collateral or any part thereof.
     8.7 Inspection Rights. Each Debtor shall permit the Administrative Agent and each Lender and their representatives, upon one (1) Business Day’s prior notice, to examine or inspect the Collateral wherever located and to examine, inspect, and copy such Debtor’s books and records at any reasonable time and as often as they may desire. The Administrative Agent may at any time and from time to time contact account debtors and other obligors to verify the existence, amounts, and terms of any Debtor’s Accounts. Each Debtor agrees to render to the Administrative Agent, at such Debtor’s cost and expense, such clerical and other assistance as may be reasonably requested by the Administrative Agent with regard thereto.
     8.8 Landlord’s Waivers or Subordinations. With respect to all locations of Equipment and Inventory, each Debtor shall upon the Administrative Agent’s request use its best efforts to cause each landlord of real property leased by such Debtor to execute and deliver instruments satisfactory in form and substance to the Administrative Agent by which such landlord waives or subordinates its rights, if any, in the Collateral.
     8.9 Notification. Each Debtor shall promptly notify the Administrative Agent of (a) any Lien or material claim made or threatened against the Collateral, (b) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral, and (c) the occurrence or existence of a Default.
     8.10 Corporate Changes. No Debtor shall change its address, location, name, identity, jurisdiction of incorporation, organization or formation, or corporate structure unless Debtor shall have given the Administrative Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Administrative Agent to have caused the security interest created herein to be at all times fully perfected and in full force and effect with the priority required by this Agreement. No Debtor shall change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given the Administrative Agent 30 days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Administrative Agent to cause its security interest in the Collateral to be fully perfected and in full force and effect with the priority required by this Agreement.
     8.11 Books and Records; Information. Each Debtor shall keep accurate and complete books and records of the Collateral and such Debtor’s business and financial condition in accordance with GAAP. Each Debtor shall from time to time at the request of the Administrative Agent deliver to the Administrative Agent such information regarding the Collateral and such Debtor as the Administrative Agent may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Each Debtor shall mark its books and records to reflect the security interest of the Administrative Agent under this Agreement.

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     8.12 Location of Collateral. No Debtor shall move any of its Equipment or Inventory from the locations specified herein to locations not specified herein without the prior written consent of the Administrative Agent, except for Equipment used on location at places of business of such Debtor’s customers, in the ordinary course of such Debtor’s business. Upon the Administrative Agent’s request at any time and from time to time, each Debtor shall promptly furnish to the Administrative Agent an updated list of locations of Equipment and Inventory
     8.13 Warehouse Receipts Non-Negotiable. Each Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be “negotiable” (as such term is used in Section 7.104 of the UCC as in effect in any relevant jurisdiction or under relevant law).
     8.14 Collection of Accounts. Except as otherwise provided in this Section, the Debtors shall have the right to collect and receive payments on the Accounts. In connection with such collections, the Debtors may take (and, at the Administrative Agent’s direction, shall take) such actions as the Debtors or the Administrative Agent may deem necessary or advisable to enforce collection of the Accounts. At any time whether or not a Default has occurred, the Administrative Agent shall have the right to, or upon the request of the Administrative Agent the Debtors shall, instruct all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts either (a) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent), or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name or under the control of the Administrative Agent) under arrangements in form and substance satisfactory to the Administrative Agent pursuant to which the Debtors shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all such payments directly to the Administrative Agent. In addition to the foregoing, each Debtor agrees that if any Proceeds of any Collateral (including payments made in respect of Accounts) shall be received by such Debtor while an Event of Default exists, such Debtor shall promptly deliver such Proceeds to the Administrative Agent, for the pro rata benefit of the Secured Parties, with any necessary endorsements. Until such Proceeds are delivered to the Administrative Agent, such Proceeds shall be held in trust by such Debtor for the benefit of the Administrative Agent and shall not be commingled with any other funds or property of any Debtor. All Proceeds of Collateral received by the Administrative Agent pursuant to this Section may at the option of the Required Lenders in the exercise of their absolute discretion, (i) be applied to the Secured Obligations in accordance with the Credit Agreement, or (ii) be deposited to the credit of any Debtor and held as collateral for the Secured Obligations or permitted to be used by such Debtor in the ordinary course of its business.
     8.15 Delivery and Other Perfection. Each Debtor shall:
          (a) if there shall be received by such Debtor any of the shares, securities or property (other than cash unless required by the terms hereof to be delivered hereunder) required to be pledged by such Debtor under clauses (o) through (s) of Section 3.1 hereof or any distribution of capital shall be made on or in respect of the Pledged Interests or any property shall be distributed upon or with respect to the Pledged Interests pursuant to the recapitalization or reclassification of the capital of any LLC or Partnership, or pursuant to the reorganization thereof, forthwith either (i) transfer and deliver to the Administrative Agent such shares, capital, property or securities so received by such Debtor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as the Administrative Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, capital or property in said clauses (o) through (s) and until such time of transfer

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hold such shares, securities, money, property or capital in trust for the sole benefit of the Secured Parties, segregated from of the other property of each Debtor;
          (b) deliver and pledge to the Administrative Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may request; provided, however, that so long as no Default shall have occurred and be continuing, such Debtor may retain for collection in the ordinary course any Instruments received by such Debtor in the ordinary course of business and the Administrative Agent shall, promptly upon request of such Debtor, make appropriate arrangements for making any other Instrument pledged by such Debtor available to such Debtor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative Agent, against trust receipt or like document);
          (c) maintain the security interest created by this Agreement as a first priority perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever and give, execute, deliver, file and/or record any financing statement, continuation statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Administrative Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest (and each Debtor authorizes the Administrative Agent to file any such financing or continuation statement without the signature of each Debtor to the extent permitted by applicable law), including, without limitation, causing any or all of the Stock and Interests Collateral to be transferred of record into the name of the Administrative Agent or its nominee and, if any amount payable under or in connection with any of the LLC Interests or Partnership Interests shall be or become evidenced by any certificate or Instrument, such certificate or Instrument shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent or accompanied by transfer powers duly executed in blank, to be held as Collateral pursuant to this Agreement;
          (d) furnish to the Administrative Agent upon its request statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Administrative Agent may reasonably request, all in reasonable detail;
          (e) promptly upon request of the Administrative Agent, following receipt by the Administrative Agent of any statements, schedules or reports pursuant to clause (d) above, modify this Agreement by amending Schedules 2, 3 and/or 4 hereto, as the case may be, to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement; and
          (f) upon the occurrence and during the continuance of any Event of Default, permit representatives of the Administrative Agent to be present at such Debtor’s place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Debtor with respect to the Collateral, all in such manner as the Administrative Agent may require.
     8.16 Perfection. Prior to or concurrently with the execution and delivery of this Agreement and upon the acquisition or creation of any securities of or interests in any Issuer, LLC or Partnership the securities or interests in which are required to be pledged hereunder, each Debtor shall (a) file such financing statements and other documents in such offices as the Administrative Agent may request to perfect the security interests granted by Section 3 of this Agreement, (b) deliver to the Administrative

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Agent all certificates representing any Collateral, including those identified in Schedule 1 hereto, accompanied by undated stock powers duly executed in blank and (c) deliver to the Administrative Agent all Pledged Obligations.
     8.17 Special Provisions Relating to Certain Collateral.
          (a) Pledged Shares and Pledged Obligations.
     (i) The Debtors will cause the Pledged Stock to constitute at all times, with respect to (x) any Issuer other than a Foreign Subsidiary referred to in clause (y) below, all of the shares of each class of capital stock of each such Issuer then owned by any Debtor and (y) any Foreign Subsidiary with respect to which the Pledged Stock issued by such Foreign Subsidiary is limited to less than the entirety thereof as provided in the definition of the term “Pledged Stock”, such amount of the shares of capital stock of each such Issuer as will not (subject to Section 3.1(a) hereof) result in greater than 65% of the total combined voting power of all classes of capital stock of any such Issuer.
     (ii) In addition to all powers granted to the Administrative Agent pursuant to Section 9.1 hereof, so long as no Event of Default shall have occurred and be continuing, the Debtors shall have the right to exercise all voting, consensual, partnership, managerial and membership rights and powers and other powers of ownership pertaining to the Pledged Shares (collectively, the “Voting Rights”) for all purposes not inconsistent with the terms of this Agreement, the other Loan Documents or any other instrument or agreement referred to herein or therein; provided, however, that each Debtor agrees that no vote shall be cast or membership or partnership right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would materially impair the Pledged Shares (other than pursuant to a transaction expressly permitted under the Credit Agreement) or which would be inconsistent with or result in any violation of any provision of any of this Agreement or any other Loan Document. The Administrative Agent shall execute and deliver to the Debtors or cause to be executed and delivered to the Debtors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Debtors may reasonably request for the purpose of enabling the Debtors to exercise the Voting Rights that they are entitled to exercise pursuant to this Section 8.17. Upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s option and following written notice from the Administrative Agent to the Debtors (such written notice to be effective immediately upon the giving thereof as provided below) all rights of the Debtors to exercise the Voting Rights they are entitled to exercise pursuant to this Section 8.17, and the obligations of the Administrative Agent under this Section 8.17, shall cease, and all such Voting Rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such Voting Rights, including, without limitation, the right to act by shareholder, partner, member or other interestholder consent. Such authorization shall constitute an irrevocable voting proxy from each Debtor to the Administrative Agent or, at the Administrative Agent’s option, to the Administrative Agent’s nominee.
     (iii) The Debtors shall be entitled to receive and retain any dividends or distributions on the Pledged Shares to the extent that the payment of such dividends is permitted by the Credit Agreement.

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     (iv) Subject to the provisions of Section 9 hereof, if any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Administrative Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Pledged Shares shall be paid directly to the Administrative Agent and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so request in writing, the Debtors jointly and severally agree to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end.
     (v) So long as no Event of Default has occurred, and to the extent not prohibited by the Credit Agreement, each Debtor shall be entitled to receive and retain principal and interest payments, if any, paid on the Pledged Obligations.
     (vi) Each Debtor hereby represents and warrants that it has made its own arrangements for keeping informed of changes or potential change affecting the Pledged Shares and the Pledged Obligations (including, without limitation, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights of the Pledged Shares), and each Debtor agrees that the Administrative Agent shall have no responsibility or liability for informing such Debtor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.
     (vii) The Administrative Agent may, upon the occurrence and during the continuation of an Event of Default, without notice and at its option, transfer or register the Pledged Shares and the Pledged Obligations or any part thereof, into its or its nominee’s name, or endorse any of the Pledged Obligations for negotiation, without any indication that such Collateral is subject to the security interest hereunder.
     (viii) No LLC or Partnership shall amend or modify or permit any amendment or modification of the terms of any LLC Interest or Partnership Interest to provide that any such LLC Interest or Partnership Interest is a security governed by Chapter 8 of the Uniform Commercial Code as in effect in any state.
          (b) Intellectual Property.
     (i) For the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Sections 9 and 10 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Debtor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Debtor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.
     (ii) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 11.9 of the Credit Agreement that limit the right of the Debtors

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to dispose of their respective property, so long as no Event of Default shall have occurred and be continuing, the Debtors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Debtors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Administrative Agent shall from time to time, upon the request of the respective Debtor, execute and deliver any instruments, certificates or other documents, in the form so requested, that such Debtor shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the Commitments or earlier expiration of this Agreement or release of the Collateral, the Administrative Agent shall grant back to the Debtors the license granted pursuant to clause (i) immediately above. The exercise of rights and remedies under Section 9 or Section 10 hereof by the Administrative Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Debtors in accordance with the first sentence of this clause (ii).
          (c) Motor Vehicles. Each Debtor shall, upon the request of the Administrative Agent, deliver to the Administrative Agent originals of the certificates of title or ownership for the Motor Vehicles, and any other Equipment covered by certificates of title or ownership, owned by it with the Administrative Agent listed as lienholder.
     8.18 Fraudulent Conveyances. Notwithstanding any contrary provision, each Debtor agrees that if, but for the application of this Section, any of the Secured Obligations or the Administrative Agent’s security interest would constitute a preferential transfer under 11 U.S.C. § 547, a fraudulent conveyance under 11 U.S.C. § 548, or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar laws in effect from time to time (each a “fraudulent conveyance”), then the Secured Obligations and such security interest remains enforceable to the maximum extent possible without causing any of the Secured Obligations or the security interest to be a fraudulent conveyance, and this Agreement is automatically amended to carry out the intent of this Section.
SECTION 9
RIGHTS OF THE ADMINISTRATIVE AGENT
     9.1 Power of Attorney. Each Debtor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of such Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which the Administrative Agent at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, each Debtor hereby gives the Administrative Agent the power and right on behalf of such Debtor and in its own name to do any of the following, without notice to or the consent of such Debtor, whether or not an Event of Default has occurred and is continuing, except as otherwise expressly provided below.
          (a) after the occurrence and during the continuance of an Event of Default, to demand, sue for, collect, or receive in the name of any Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection

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therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;
          (b) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral;
          (c) after the occurrence and during the continuance of an Event of Default, to notify post office authorities to change the address for delivery of mail of any Debtor to an address designated by the Administrative Agent and to receive, open, and dispose of mail addressed to any Debtor;
          (d) (A) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) after the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) after the occurrence and during the continuance of an Event of Default, to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) after the occurrence and during the continuance of an Event of Default, to defend any suit, action, or proceeding brought against any Debtor with respect to any Collateral; (F) after the occurrence and during the continuance of an Event of Default, to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Administrative Agent may determine; (H) to add or release any guarantor, endorser, surety, or other party to any of the Collateral; (I) after the occurrence and during the continuance of an Event of Default, to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to make, settle, compromise, or adjust claims under any insurance policy covering any of the Collateral; (K) after the occurrence and during the continuance of an Event of Default, to sign any document which may be required by applicable law or by the United States Patent and Trademark Office or any equivalent government agency or office of any applicable foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each Patent and Trademark and associated goodwill, and record the same; (L) after the occurrence and during the continuance of an Event of Default, to sign any document which may be required by applicable law or by the United States Copyright Office, the United States Library of Congress or any equivalent government agency or office of any applicable foreign jurisdiction in order to effect an absolute assignment of all right title and interest in each Copyright, and record the same; and (M) after the occurrence and during the continuance of an Event of Default, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and the Debtors’ expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Collateral and the Administrative Agent’s security interest therein.
     This power of attorney is a power coupled with an interest and shall be irrevocable. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative

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Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve, and realize upon its security interest in the Collateral. The Administrative Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or Lien given to secure the Collateral.
     9.2 Certain Covenants and Rights Regarding the Collateral.
          (a) Each Debtor shall from time to time at the reasonable request of the Administrative Agent furnish the Administrative Agent with a schedule of each Account included in the Collateral and a list of all those liable on checks, notes, drafts, and other Instruments representing the Proceeds of such Accounts. The Administrative Agent shall have the right to make test verifications of the Collateral. If any part of the Collateral is or becomes subject to the Federal Assignment of Claims Act, each Debtor whose Collateral has been affected thereby will, at the request of the Administrative Agent, execute all instruments and take all steps required by the Administrative Agent to comply with that act. If any part of the Collateral is evidenced by chattel paper, or by one or more promissory notes, trade acceptances or other Instruments, each Debtor will, at the request of the Administrative Agent, immediately deliver them to the Administrative Agent, appropriately endorsed to the order of the Administrative Agent, and regardless of the form of endorsement, such Debtor waives presentment, demand, notice of dishonor, protest, and notice of protest.
          (b) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered, or questioned, or if any legal proceedings are instituted with respect thereto, each Debtor will give prompt written notice thereof to the Administrative Agent and, at such Debtors’ own cost and expense, will diligently endeavor to cure any defect which may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Administrative Agent (whether or not named as a party to the legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests, and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Debtors and the party incurring such expenses shall be subrogated to all rights of the Person receiving such payment.
          (c) Upon the occurrence of an Event of Default and at any time thereafter, the Administrative Agent is authorized to take possession peaceably of the Collateral and of all books, records and accounts relating thereto, and to exercise without interference from the Debtors any and all rights which any such Debtor has with respect to the management, possession, protection, or preservation of the Collateral. If necessary to obtain the possession provided for above, the Administrative Agent may invoke any and all legal remedies to dispossess any such Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by the Administrative Agent pursuant to this Section, the Administrative Agent shall not be liable for any loss sustained by any Debtor resulting from any act or omission of the Administrative Agent unless such loss is caused by the willful misconduct and bad faith of the Administrative Agent, nor shall the Administrative Agent be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof, or under or by reason of this Agreement or exercise of rights or remedies hereunder.

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          (d) At any time prior to the termination of this Agreement, the Administrative Agent may notify the account debtors or obligors of any Accounts, Instruments, or other evidences of indebtedness included in the Collateral to pay the Administrative Agent directly. Until the Administrative Agent elects to exercise these rights, each Debtor is authorized as agent of the Administrative Agent to collect and enforce such Accounts, Instruments, and other evidences of indebtedness. The costs of collection and enforcement, including attorneys’ fees and expenses, shall be borne solely by the Debtors whether incurred by the Administrative Agent or the Debtors.
     9.3 Performance by the Administrative Agent. If any of the Debtors fails to perform or comply with any of its obligations or agreements contained herein, the Administrative Agent itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement, and the expenses of the Administrative Agent, together with interest thereon at the maximum rate permitted under Section 5.1(e) of the Credit Agreement, shall be payable by the Debtors to the Administrative Agent on demand and shall constitute Secured Obligations secured by this Agreement. The Administrative Agent, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Notwithstanding the foregoing, it is expressly agreed that the Administrative Agent shall not have any liability or responsibility for the performance of any obligation of any Debtor under this Agreement.
     9.4 Setoff; Property Held by the Administrative Agent. If an Event of Default shall have occurred and be continuing, the Administrative Agent and each Lender shall have the right to set off and apply against the Secured Obligations, at any time and without notice to any Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Administrative Agent or any Lender to any Debtor whether or not the Secured Obligations are then due. As additional security for the Secured Obligations, each Debtor hereby grants the Administrative Agent and each Lender a security interest in all money, instruments, and other property of such Debtor now or hereafter held by the Administrative Agent and each Lender. In addition to the Administrative Agent’s and each Lender’s right of setoff and as further security for the Secured Obligations, each Debtor hereby grants the Administrative Agent and each Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of such Debtor now or hereafter deposited with or held by the Administrative Agent or any Lender and all other sums at any time credited by or owing from the Administrative Agent or any Lender to such Debtor. The rights and remedies of the Administrative Agent and each Lender hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Administrative Agent and each Lender may have.
     9.5 Subrogation. If any of the Secured Obligations are given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, the Secured Parties shall be, and are hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended, or paid.
     9.6 Administrative Agent’s Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by the Administrative Agent hereunder, the Administrative Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that each Debtor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Administrative Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Administrative Agent takes such action, for purposes of preserving rights in the Collateral, as any Debtor may reasonably request in writing, but no failure or omission or delay by the Administrative Agent in complying with any such request by any Debtor, and no refusal by the

SECURITY AGREEMENT - Page 26

Administrative Agent to comply with any such request by any Debtor, shall be deemed to be a failure to exercise reasonable care.
     9.7 Assignment by the Administrative Agent. The Secured Parties may from time to time assign the Secured Obligations and any portion thereof and/or the Collateral and any portion thereof in accordance with the applicable provisions of the Credit Agreement, and the assignee shall be entitled to all of the rights and remedies of such Person under this Agreement in relation thereto.
SECTION 10
Default
     10.1 Rights and Remedies. Upon the occurrence of an Event of Default, the Administrative Agent shall have the following rights and remedies:
          (a) In addition to all other rights and remedies granted to the Administrative Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Obligations or any part thereof or by applicable law, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Administrative Agent may (A) without demand or notice to any Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose the Administrative Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Administrative Agent’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Secured Party shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and released by each Debtor. Upon the request of the Administrative Agent, each Debtor shall assemble the Collateral and make it available to the Administrative Agent at any place designated by the Administrative Agent that is reasonably convenient to such Debtor and the Administrative Agent. Each Debtor agrees that the Administrative Agent shall not be obligated to give more than ten days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Administrative Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement of the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be jointly and severally liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys’ fees, legal expenses, and all other costs and expenses incurred by any Secured Party in connection with the collection of the Secured Obligations and the enforcement of the Administrative Agent’s rights under this Agreement. The Debtors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Secured Obligations in full. Each Debtor waives all rights of marshalling in respect of the Collateral.
          (b) The Administrative Agent may cause any or all of the Collateral held by it to be transferred into the name of the Administrative Agent or the name or names of the Administrative Agent’s nominee or nominees.

SECURITY AGREEMENT - Page 27

          (c) The Administrative Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.
          (d) On any sale of the Collateral, the Administrative Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Administrative Agent’s counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable Governmental Authority.
     10.2 Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 10.1 hereof, as well as any Collateral consisting of cash, shall be applied by the Administrative Agent as provided in the Credit Agreement. Upon any sale of the Collateral by the Administrative Agent (including, without limitation, a sale pursuant to the UCC or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.
     10.3 Disclaimer of Warranties. Each Debtor agrees that any disclaimer of warranties in a foreclosure sale of any or all of the Collateral will not render the sale commercially unreasonable.
     10.4 Noncash Proceeds. Each Debtor agrees that Administrative Agent shall be under no obligation to accept any noncash proceeds unless failure to do so would be commercially unreasonable. If Administrative Agent agrees in its sole discretion to accept noncash proceeds, the Administrative Agent may ascribe any reasonable value to such proceeds. The Administrative Agent may apply any discount factor in determining the present value of proceeds to be received in the future.
     10.5 Irrevocable Authorization and Instruction to Issuers, LLCs and Partnerships. Each Debtor hereby authorizes and instructs each Issuer, LLC and Partnership to comply with any instruction received by it from the Administrative Agent in writing that states that an Event of Default has occurred and is continuing, without any other or further instructions from such Debtor, and such Debtor agrees that each Issuer, LLC and Partnership shall be fully protected in so complying.
SECTION 11
MISCELLANEOUS
     11.1 No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.
     11.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Debtors, the Secured Parties, and their respective heirs, successors, and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent. The provisions of this Agreement shall apply to each Debtor, individually and collectively. Additional Debtors may join and be made party to this Agreement by means of the Joinder Agreement or any other joinder agreement or similar agreement in form and substance satisfactory to the Administrative Agent

SECURITY AGREEMENT - Page 28

     11.3 AMENDMENT; ENTIRE AGREEMENT; CONTROLLING AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the requisite parties in accordance with Section 14.2 of the Credit Agreement. In the event any term or provision of this Agreement expressly conflicts with any term or provision of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control.
     11.4 Notices. Except as may be expressly otherwise provided in this Agreement, all notices and other communications provided for in this Agreement shall be given or made in writing and shall be deemed given, received and/or effective (as applicable), in each case as provided in Section 14.1 of the Credit Agreement.
     11.5 Applicable Law; Venue; Service of Process. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN DALLAS COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN DALLAS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE SECURED OBLIGATIONS OR ANY PART THEREOF MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. EACH DEBTOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 11.4 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE SECURED OBLIGATIONS OR ANY PART THEREOF SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY DEBTOR OR WITH RESPECT TO ANY OF THE COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION. ANY ACTION OR PROCEEDING BY ANY DEBTOR AGAINST THE ADMINISTRATIVE AGENT SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS.
     11.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.
     11.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by any Secured Party shall affect the representations and warranties of any Debtor herein or the right of the Secured Parties to rely upon them.

SECURITY AGREEMENT - Page 29

     11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     11.9 Waiver of Bond. In the event the Administrative Agent seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.
     11.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     11.11 Construction. Each Debtor and the Administrative Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Administrative Agent.
     11.12 Obligations Absolute. The obligations of each Debtor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Secured Obligations.
     11.13 Administrative Agent Not a Member. Nothing contained in this Agreement shall be construed or interpreted (a) to transfer to the Administrative Agent or any other Secured Party any of the obligations of a partner of a Partnership or a member or manager of any LLC or (b) to constitute the Administrative Agent or any other Secured Party a partner of a Partnership or a member or manager of any LLC.
     11.14 Release of Security Interest. At such time as all of the Secured Obligations have been paid and performed in full, all obligations and commitments of the Secured Parties to make advances, or otherwise extend credit under the Credit Agreement have expired or terminated, the Administrative Agent shall release the security interest granted hereby.
     11.15 Payment of Fees and Expenses. The Debtors shall pay (a) all expenses incurred by the Administrative Agent and its Affiliates, including the fees, charges and disbursements of counsel for the Administrative Agent, in connection with this Agreement and the Collateral, the preparation and administration of this Agreement, the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all expenses incurred by the Administrative Agent and, after an Event of Default, any Secured Party, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, in connection with the Collateral or the Loans made, including all such expenses incurred during any workout, restructuring or negotiations in respect of such Loans, (iii) all transfer, stamp, documentary, or other similar taxes, assessments or charges

SECURITY AGREEMENT - Page 30

levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents, (iv) all costs, expenses, assessments and other charges incurred in connection with any filing, registration, recording, or perfection of any security interest or Lien contemplated by this Agreement or any other Loan Document, and (v) all other costs and expenses incurred by the Administrative Agent in connection with this Agreement, any other Loan Document or the Collateral, including without limitation costs, fees, expenses and other charges incurred in connection with performing or obtaining any audit or appraisal in respect of the Collateral or for any surveys, environmental assessments, title insurance, filing fees, recording costs and lien searches.
[Remainder of page intentionally blank.]

SECURITY AGREEMENT - Page 31

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

DEBTORS:

SOUTHWEST CONVENIENCE STORES, LLC,
a Texas limited liability company

By:

Name:	Michael Oster
Title:	Vice President

SKINNY’S, LLC,
a Texas limited liability company

By:

Name:	Michael Oster
Title:	Vice President

GTS LICENSING COMPANY, INC.,
a Texas corporation

By:

Name:	Michael Oster
Title:	Vice President

SECURITY AGREEMENT - Page 32

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent

By:

Name:	Clint Bryant
Title:	Senior Vice President

SECURITY AGREEMENT - Page 33

SCHEDULE 1
PLEDGED SHARES
PLEDGED STOCK
A. Name of Debtor: Southwest Convenience Stores, LLC

	Certificate	Number of	Registered	Ownership
Issuer	Number	Shares	Owner	Percentage
GTS Licensing Company, Inc.	5	1,000	Southwest Convenience Stores, LLC	100%
B. Name of Debtor: Skinny’s, LLC

	Certificate	Number of	Registered	Ownership
Issuer	Number	Shares	Owner	Percentage

C. Name of Debtor: GTS Licensing Company, Inc.

	Certificate	Number of	Registered	Ownership
Issuer	Number	Shares	Owner	Percentage

SCHEDULE 1 TO SECURITY AGREEMENT - Page 1

LLC INTERESTS
A. Name of Debtor: Southwest Convenience Stores, LLC

Number of
Shares or
	Certificate	membership	Registered	Ownership
LLC	Number	interests	Owner	Percentage

B. Name of Debtor: Skinny’s, LLC

Number of
Shares or
	Certificate	membership	Registered	Ownership
LLC	Number	interests	Owner	Percentage

C. Name of Debtor: GTS Licensing Company, Inc.

Number of
Shares or
	Certificate	membership	Registered	Ownership
LLC	Number	interests	Owner	Percentage

SCHEDULE 1 TO SECURITY AGREEMENT - Page 2

PARTNERSHIP INTERESTS
A. Name of Debtor: Southwest Convenience Stores, LLC

	Registered	Ownership
Partnership	Owner	Percentage

B. Name of Debtor: Skinny’s LLC

	Registered	Ownership
Partnership	Owner	Percentage

C. Name of Debtor: GTS Licensing Company, Inc.

	Registered	Ownership
Partnership	Owner	Percentage

SCHEDULE 1 TO SECURITY AGREEMENT - Page 3

SCHEDULE 2
COPYRIGHT COLLATERAL
[To be provided.]
SCHEDULE 2 TO SECURITY AGREEMENT - Solo Page

SCHEDULE 3
PATENT COLLATERAL
[To be provided.]
SCHEDULE 3 TO SECURITY AGREEMENT - Solo Page

SCHEDULE 4
TRADEMARK COLLATERAL
[To be provided.]
SCHEDULE 4 TO SECURITY AGREEMENT - Solo Page

SCHEDULE 5
LICENSES AND USER AGREEMENTS
[To be provided.]
SCHEDULE 5 TO SECURITY AGREEMENT - Solo Page

SCHEDULE 6
LOCATIONS OF COLLATERAL
[To be provided.]
SCHEDULE 6 TO SECURITY AGREEMENT - Solo Page

SCHEDULE 7
FILING OFFICES
[To be provided.]
SCHEDULE 7 TO SECURITY AGREEMENT - Solo Page

SCHEDULE 8
BUSINESS LOCATIONS
[To be provided.]
SCHEDULE 8 TO SECURITY AGREEMENT - Solo Page

SCHEDULE 9
TRADE NAMES
[To be provided.]
SCHEDULE 8 TO SECURITY AGREEMENT - Solo Page

EXHIBIT K
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT
     This JOINDER AGREEMENT (“Agreement”), dated as of ______________, 20__, is executed by __________________________, a ___________ ___________ (the “Additional Subsidiary”), for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION. in its capacity as administrative agent for the Lenders and the Secured Parties (the “Administrative Agent”) pursuant to that certain Amended and Restated Credit Agreement dated as of December 30, 2010, among Southwest Convenience Stores, LLC and Skinny’s, LLC (each a “Borrower” and collectively the “Borrowers”), GTS Licensing Company, Inc. (“GTS”), the financial institutions party thereto from time to time as lenders (the “Lenders”) and the Administrative Agent (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement.
RECITALS:
     The Additional Subsidiary is a newly [acquired] [formed] Subsidiary of a Borrower and is required to execute this Agreement pursuant to Section 9.9 the Credit Agreement.
     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Additional Subsidiary hereby agrees as follows:
     1. The Additional Subsidiary hereby agrees that it is a “Subsidiary”, a “Subsidiary Guarantor”, a “Guarantor” and a “Debtor”, and is bound as a “Subsidiary”, a “Subsidiary Guarantor”, a “Guarantor” and a “Debtor”, under the terms and provisions of each of the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement and the other Loan Documents (other than the Alon Guaranty Agreement, as such term is defined in the Credit Agreement) with the same force and effect as if it had been an original signatory and party as such thereto. Without limiting the generality of, and in furtherance of, the foregoing, the Additional Subsidiary hereby:
     (a) absolutely and unconditionally guarantees to the Administrative Agent, the Lenders and the other Secured Parties the prompt payment and performance when due of all Guaranteed Obligations pursuant to and in accordance with all terms and provisions of that certain Guaranty Agreement dated as of December 30, 2010, previously executed and delivered by GTS to the Administrative Agent for the benefit of the Administrative Agent, the Lenders and the other Secured Parties, as the same may be amended, restated, supplemented, renewed, extended or otherwise modified from time to time (the “Subsidiary Guaranty Agreement”), and further (i) agrees to be bound by and comply with all terms and provisions of the Subsidiary Guaranty Agreement which are applicable to it as a Guarantor thereunder and (ii) represents and warrants that all representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof; and
     (b) grants to the Administrative Agent, for the benefit of the Administrative Agent, the Lenders and the other Secured Parties, a continuing security interest in and a Lien on all of the Additional Subsidiary’s Property that is (after giving effect to this grant) part of the Collateral pursuant to and in accordance with the terms and provisions of that certain Security Agreement dated as of December 30, 2010, executed by the Borrowers and GTS to and in favor of Administrative Agent, as the same may be amended, restated, supplemented, renewed, extended or otherwise modified from time to time (the “Security Agreement”), and further (i) agrees to be bound by and comply with all terms and provisions of the Security Agreement which are

JOINDER AGREEMENT - Page 1

applicable to it as a Debtor thereunder and (ii) represents and warrants that all representations and warranties made by it as a Debtor thereunder are true and correct as of the date hereof.
     2. The Schedules to the Credit Agreement and the Security Agreement are hereby supplemented as applicable to add the information relating to the Additional Subsidiary as set forth on the corresponding Schedules attached hereto. The Additional Subsidiary hereby confirms that all representations and warranties set forth in Article IX of the Credit Agreement and Sections 4.1, 5.1, 6.1 and 7 of the Security Agreement applicable to it in its capacity as a Subsidiary, a Guarantor Subsidiary, a Guarantor and/or a Debtor are true and correct as of the date of this Agreement after giving effect to the amendment of such Schedules.
     3. The Additional Subsidiary hereby assumes, and agrees to pay and perform as and when due and in accordance with the terms and provisions thereof, all indebtedness, liabilities, obligations, covenants and agreements applicable to it as a Subsidiary, a Subsidiary Guarantor, a Guarantor and/or a Debtor under the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement and the other Loan Documents (other than the Alon Guaranty Agreement), in each case as if it had been an original signatory and party as such thereto.
     4. This Agreement shall be deemed to be part of, and supplemental to, the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement and the other Loan Documents (other than the Alon Guaranty Agreement) and shall be governed by all the terms and provisions of the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement and the other Loan Documents (other than the Alon Guaranty Agreement), as applicable, which terms and provisions are incorporated herein by reference. Except as modified hereby, the terms and provisions of the Credit Agreement, the Subsidiary Guaranty Agreement, the Security Agreement and the other Loan Documents (other than the Alon Guaranty Agreement) are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of the Additional Subsidiary enforceable against it in accordance with the terms thereof. The Additional Subsidiary hereby waives notice of the Administrative Agent’s or any Lender’s acceptance of this Agreement.
     IN WITNESS WHEREOF, the Additional Subsidiary has executed this Agreement as of the day and year first written above.

THE ADDITIONAL SUBSIDIARY:

By:
Name:
Title:

JOINDER AGREEMENT - Page 2

EXHIBIT L
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF BORROWING BASE CERTIFICATE

BORROWING BASE CERTIFICATE
Date: __________________, 20__ (the “Certificate Date”)
Wells Fargo, National Association, as the Administrative Agent
4975 Preston Park Boulevard, Suite 280
Plano, Texas 75093
Attention: Clint Bryant, Relationship Manager Commercial Banking
To Whom It May Concern:
     Reference is made to that certain Amended and Restated Credit Agreement dated as of December 30, 2010 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”) by and among Southwest Convenience Stores, LLC and Skinny’s, LLC (individually a “Borrower” and collectively the “Borrowers”), GTS Licensing Company, Inc., the lenders referred to therein and Wells Fargo Bank, National Association, as administrative agent for the Lenders and the other Secured Parties (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
     This Borrowing Base Certificate (this “Certificate”) is prepared, and is based upon information accurate, as of the Certificate Date, and is provided in accordance with Section 8.4(d) of the Credit Agreement.
     Each Borrower hereby jointly and severally certifies, represents and warrants to the Administrative Agent and the lenders as follows:
     1. all information contained herein is true, correct and complete as of the Certificate Date; and
     2. the calculation of the Borrowing Base as of the Certificate Date is as follows:

A.	Borrowing Base
(i)	Eligible Accounts Rate:		80%
(ii)	Eligible Accounts (see Schedule 1):	$

(iii)	Eligible Accounts Component — Line A(i) multiplied by Line A(ii):	$

(iv)	Eligible Inventory Rate:		60%
(v)	Eligible Inventory (see Schedule 2):	$

Borrowing Base Certificate - Page 1

(vi)	Eligible Inventory Component — Line A(iv) multiplied by Line A(v):	$

(vii)	Line A(iii) plus Line A(vi):	$

B.	Revolving Credit Outstandings
(i)	Outstanding principal amount of Revolving Credit Loans:	$

(ii)	Outstanding principal amount of Swingline Loans:	$

(iii)	Outstanding L/C Obligations:	$

(iv)	Line B(i) plus Line B(ii) plus Line B(iii)	$

C.	TOTAL AVAILABILITY
	Line A(vii) minus Line B (iv):	$

Borrowing Base Certificate - Page 2

     Each Borrower has signed this Borrowing Base Certificate as of the day and year first above written.

SOUTHWEST CONVENIENCE STORES, LLC

By:
Name:
Title:

SKINNY’S, LLC

By:
Name:
Title:

Borrowing Base Certificate - Page 3

SCHEDULE 1
CALCULATION OF ELIGIBLE ACCOUNTS

1. Accounts payable in the ordinary course of the Borrowers’ business:		$

2. Minus the sum of the following ineligible Accounts (to be determined with respect to the Accounts of each Borrower and then added to determine the aggregate amount for all Borrowers):
(a) that portion of Accounts unpaid 90 days or more after the invoice date or unpaid more than 30 days past the stated due date:	$

(b) that portion of Accounts related to goods or services with respect to which a Borrower has received notice of a claim or dispute, which is subject to a claim of offset or a contra account, or which reflect a reasonable reserve for warranty claims or returns:
$

(c) that portion of Accounts not yet earned by the final delivery of goods or that portion of accounts not yet earned by the final rendition of services by a Borrower to the account debtor, including, with respect to both goods and services, progress billings, and that portion of accounts for which an invoice has not been sent to the applicable account debtor:
$

Schedule 1 to Borrowing Base Certificate - Page 1

(d) Accounts constituting (i) Proceeds of copyrightable material unless such copyrightable material shall have been registered with the United States Copyright Office, or (ii) Proceeds of patentable inventions unless such patentable inventions have been registered with the United States Patent and Trademark Office:
$

(e) Accounts owed by any Governmental Authority, whether foreign or domestic (except that there shall be included in that portion of Accounts owed by such Governmental Authority for which a Borrower has provided evidence satisfactory to the Administrative Agent that (i) the Administrative Agent’s security interest therein constitutes a perfected first priority Lien in such Accounts, and (ii) such Accounts may be enforced by the Administrative Agent directly against such Governmental Authority under all Applicable Laws):
$

(f) Accounts denominated in any currency other than United States Dollars:	$

Schedule 1 to Borrowing Base Certificate - Page 2

(g) Accounts owed by an account debtor located outside the United States which are not (i) backed by a bank letter of credit naming the Administrative Agent as beneficiary or assigned to the Administrative Agent, in the Administrative Agent’s possession or control, and with respect to which a control agreement concerning the letter-of-credit rights is in effect, and reasonably acceptable to the Administrative Agent in all respects, or (ii) covered by a foreign receivables insurance policy reasonably acceptable to the Administrative Agent:
$

(h) Accounts owed by an account debtor who is insolvent or is the subject of any bankruptcy or similar proceedings of the type referred to in Section 12.1(i) or Section 12.1(j) of the Credit Agreement or who has gone out of business:
$

(i) Accounts owed by Alon USA Energy, any Credit Party, any of its Affiliates or any of its officers or employees:	$

(j) Accounts not subject to the Security Agreement or which are subject to any Lien in favor of any Person other than the Administrative Agent:	$

(k) that portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes:	$

(l) Accounts owed by an account debtor which were created on cash on delivery terms or are chargeable to a credit card of such account debtor:
and	$

Schedule 1 to Borrowing Base Certificate - Page 3

(m) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 20% or more of the total amount of Accounts due from such debtor is ineligible under clauses (a) or (b) above.	$

Subtotal:		$

3. Total amount of Eligible Accounts (item 1 minus item 2):		$

Schedule 1 to Borrowing Base Certificate - Page 4

SCHEDULE 2
CALCULATION OF ELIGIBLE INVENTORY

1. Inventory of the Borrowers, valued at cost in accordance with GAAP (except in the case of fuel inventory, which shall be valued at market value):		$

2. Minus the sum of the following inventory having any of the following characteristics (to be determined with respect to the inventory of each Borrower and then added to determine the aggregate amount for all Borrowers):

(a) Inventory that is: in-transit; located at any warehouse, job site or other premises not approved by the Administrative Agent in an authenticated record delivered to the Borrower Agent; not subject to a perfected, first priority security interest in favor of the Administrative Agent; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any consignor; or consignment to any consignee or subject to any bailment unless such consignee or bailee has executed an agreement with and satisfactory to the Administrative Agent:
$

(b) supplies, packaging, maintenance parts or sample Inventory, or customer supplied parts or Inventory:	$

(c) work-in-process Inventory:	$

Schedule 1 to Borrowing Base Certificate - Page 1

(d) Inventory that is damaged, defective, obsolete or not currently saleable in the normal course of such Borrower’s operations, or the amount of such Inventory that has been reduced by shrinkage:	$

(e) Inventory that such Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor of the Inventory:	$

(f) Inventory manufactured by such Borrower pursuant to a license, unless the applicable licensor has agreed in an authenticated record by such licensor to permit the Administrative Agent to exercise its rights and remedies against such Inventory:

and	$

(g) Inventory that is subject to a Lien in favor of any Person other than the Administrative Agent:	$

Subtotal:		$

3. Total amount of Eligible Inventory (item 1 minus item 2):		$

Schedule 1 to Borrowing Base Certificate - Page 2

EXHIBIT M
to
$10,000,000 Revolving Credit Facility,
$73,361,111.02 Refinancing Term Loan
and
$10,000,000 Additional Term Loan
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of December 30, 2010,
by and among
SOUTHWEST CONVENIENCE STORES, LLC
and
SKINNY’S, LLC,
as the Borrowers,
and
GTS LICENSING COMPANY, INC.,
as the Subsidiary Guarantor
the Lenders referred to herein,
as Lenders,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
Swingline Lender and Issuing Lender
and
WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Book Manager
FORM OF CONTRIBUTION AND INDEMNITY AGREEMENT

CONTRIBUTION AND INDEMNIFICATION AGREEMENT
     CONTRIBUTION AND INDEMNIFICATION AGREEMENT (“Agreement”) dated as of December 30, 2010, among Southwest Convenience Stores, LLC, a Texas limited liability company, and Skinny’s, LLC, a Texas limited liability company (each a “Borrower” and collectively the “Borrowers”), and the undersigned guarantors (each a “Guarantor” and collectively the “Guarantors,” and, together with the Borrowers, each a “Company” and, collectively the “Companies”).
R E C I T A L S:
     A. The Borrowers, the Guarantors, certain lenders, and Wells Fargo Bank, National Association, as administrative agent for such lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), have entered into an Amended and Restated Credit Agreement dated as of December 30, 2010 (as the same may be amended, supplemented or modified from time to time, the “Credit Agreement”), providing for loans and extensions of credit to the Borrowers.
     B. Concurrently herewith, the Guarantors are executing and delivering a Guaranty Agreement (the “Guaranty”) pursuant to which the Guarantors jointly and severally guarantee the full and prompt payment and performance of the Guaranteed Obligations (as defined in the Guaranty); and
     C. The Companies wish to enter into this Agreement to effect an equitable sharing of their risk in respect of the Guaranteed Obligations.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Companies agree as follows:
     1. If any Guarantor makes a payment in respect of the Guaranteed Obligations, it shall have the rights of contribution and reimbursement set forth below against the other Companies and shall be indemnified as set forth below; provided that no Guarantor shall enforce its rights to any payment by exercising its rights of contribution, reimbursement or indemnification until all the Guaranteed Obligations shall have been paid in full.
     2. If any Guarantor makes a payment in respect of the Guaranteed Obligations that is greater than its Pro Rata Percentage (hereinafter defined) of such Guaranteed Obligations, calculated as of the date such payment is made, the Guarantor making such payment shall have the right to receive from each of the other Guarantors, and the other Guarantors jointly and severally agree to pay to such Guarantor, when permitted by paragraph 1 hereof, an amount such that the net payments made by the Guarantors in respect of such Guaranteed Obligations shall be shared among the Guarantors pro rata in proportion to their respective Pro Rata Percentage of such Guaranteed Obligations. The Guarantors hereby jointly and severally indemnify each of the other Guarantors and jointly and severally agree to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of such Guaranteed Obligations in excess of such Guarantor’s respective Pro Rata Percentage of such Guaranteed Obligations.
          (a) Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Guarantor that shall accrue pursuant to this Agreement shall be paid nor shall it be deemed owed pursuant to this Agreement or any Loan Documents until all of the Guaranteed Obligations shall be Paid in Full.
CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 1

          (b) As used herein, the term “Pro Rata Percentage” shall mean, for each Guarantor, the percentage derived by dividing (i) the amount by which the present fair saleable value of such Guarantor’s assets on the date hereof exceeds its liabilities (without giving effect to the Guaranty) (such excess for each Guarantor, its “Net Worth”) by (ii) the Net Worth of all of the Guarantors, provided that upon the release of any Guarantor, the pro rata percentage of each remaining Guarantor shall be equitably adjusted to give effect to such release.
     3. If any Guarantor makes any payment in respect of the Guaranteed Obligations, the Guarantor making such payment shall have the right to receive from the Borrowers, and each Borrower jointly and severally agrees to pay to such Guarantor, when permitted by paragraph 1 hereof, an amount equal to such payment. Each Borrower hereby indemnifies each of the Guarantors and agrees to hold each of them harmless from and against any and all amounts which any such Guarantor shall ever be required to pay in respect of such Guaranteed Obligations. Notwithstanding anything to the contrary contained in this paragraph or in this Agreement, no liability or obligation of any Borrower that shall accrue pursuant to this Agreement or any Loan Document shall be paid or shall be deemed owed pursuant to this Agreement until all of the Guaranteed Obligations shall be Paid in Full.
     4. Each Company represents and warrants to each other Company and to their respective successors and assigns that:
          (a) the execution, delivery and performance by each Company of this Agreement are within such Company’s organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation, bylaws, partnership agreement or other organizing document of such Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon such party or result in the creation or imposition of any lien, security interest or other charge or encumbrance on any asset of such Company;
          (b) this Agreement constitutes a legal, valid and binding agreement of each Company hereto, enforceable against such Company in accordance with its terms;
          (c) each Company is not insolvent (as that term is defined in 11 U.S.C. § 101 or applicable law) and will not be rendered insolvent by its obligations hereunder, and the foregoing representation is supported by such Company’s internal projections and forecasts; and
          (d) The obligations of the Companies under this Agreement are not voidable obligations under 11 U.S.C. § 548 or under any state law regarding fraudulent transfers, fraudulent conveyances or fraudulent incurrence of obligations.
     5. No failure or delay by any Guarantor in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and non-exclusive of any rights or remedies provided by law.
     6. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by the Administrative Agent.
CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 2

     7. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     8. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
     9. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. A signature hereto transmitted via telecopy or electronically shall be valid and effective as an original signature. This Agreement shall become effective when a counterpart hereof shall have been signed by all the parties hereto.
     10. Capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.
[Remainder of page intentionally blank]
CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 3

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

SOUTHWEST CONVENIENCE STORES, LLC,
a Texas limited liability company

By:
	Name:	Michael Oster
	Title:	Vice President

SKINNY’S, LLC,
a Texas limited liability company

By:
	Name:	Michael Oster
	Title:	Vice President

GUARANTORS:

GTS LICENSING COMPANY, INC.,
a Texas corporation

By:
	Name:	Michael Oster
	Title:	Vice President

Address and fax for the Borrowers and	413 A North Grant
all Guarantors	Odessa, Texas 79761
Attention of David Erlich
Telecopy No. (432) 333-4535

With a copy to:
7616 LBJ Frwy, Suite 300
Dallas, Texas 75251
Attn: Michael Oster
Telecopy No. (972) 367-3724
CONTRIBUTION AND INDEMNIFICATION AGREEMENT - Page 4

SCHEDULE 1.1
COMMITMENTS
A.	Revolving Credit Commitment

Amount of Revolving
Credit Commitment on the
Lender	Closing Date
Wells Fargo Bank, National Association	$5,263,157.89
Bank Leumi USA	$4,736,842.11
B.	Refinancing Term Loan Commitment

Amount of Revolving
Credit Commitment on the
Lender	Closing Date
Wells Fargo Bank, National Association	$38,611,111.02
Bank Leumi USA	$34,750,000.00
C.	Additional Term Loan Commitment

Amount of Revolving
Credit Commitment on the
Lender	Closing Date
Wells Fargo Bank, National Association	$5,263,157.89
Bank Leumi USA	$4,736,842.11
SCHEDULE 1.1 - Solo Page

SCHEDULE 7.1
JURISDICTIONS OF ORGANIZATION AND QUALIFICATION

	Jurisdiction of	Jurisdictions of
Credit Party	Organization	Qualification
Southwest Convenience Stores, LLC	Texas	New Mexico
Skinny’s, LLC	Texas
GTS Licensing Company, Inc.	Texas
SCHEDULE 7.1 - Solo Page

SCHEDULE 7.5
REAL PROPERTY
Owned Locations

				ZIP
STORE #	STREET ADDRESS	CITY	STATE	CODE	Owner
106	1231 S Crane/Clements	Odessa	TX	79763	Southwest
108	1101 E 42nd/Dixie	Odessa	TX	79762	Southwest
109	801 N Golder/8th St	Odessa	TX	79761	Southwest
110	1523 N Harless/16th	Odessa	TX	79763	Southwest
113	651 W 42nd/Golder	Odessa	TX	79764	Southwest
114	2700 Andrews Hwy/University	Odessa	TX	79762	Southwest
134	2712 E 8th	Odessa	TX	79761	Southwest
135	6013 W University	Odessa	TX	79764	Southwest
136	3800 E 52nd/Grandview	Odessa	TX	79762	Southwest
138	2700 N. Grandview	Odessa	TX	79761	Southwest
176	1364 E 8th St	Odessa	TX	79761	Southwest
202	100 E. Hatton Road	Wichita Falls	TX	76302	Southwest
203	918 Sheppard Rd.	Burkburnett	TX	76354	Southwest
204	1201 Central Freeway/Maurine St.	Wichita Falls	TX	76304	Southwest
206	4601 Southwest Pkwy/Farway Rd.	Wichita Falls	TX	76310	Southwest
211	2515 5th St. / Kemp	Wichita Falls	TX	76301	Southwest
215	4404 NW Freeway/City View Dr.	Wichita Falls	TX	76305	Southwest
217	7351 NW Freeway	Wichita Falls	TX	76305	Southwest
218	19765 US Hwy. 287	Harrold	TX	76364	Southwest
402	3802 34th/Memphis	Lubbock	TX	79410	Southwest
403	802 Ave “Q”/8th St	Lubbock	TX	79401	Southwest
404	2608 Ave “Q”/26th St	Lubbock	TX	79411	Southwest
405	2524 Parkway/Zenith	Lubbock	TX	79403	Southwest
406	2102 50th St/Ave “U”	Lubbock	TX	79412	Southwest
410	8109 Indiana/82nd St	Lubbock	TX	79423	Southwest
411	8126 University/82nd St	Lubbock	TX	79423	Southwest
412	5002 Quaker/50th St	Lubbock	TX	79423	Southwest
413	4324 82nd/Quaker Ave	Lubbock	TX	79423	Southwest
414	2423 4th St/University Ave	Lubbock	TX	79415	Southwest
416	5724 4th St/Frankford Ave	Lubbock	TX	79416	Southwest
417	6101 19th St/Iola Ave	Lubbock	TX	79407	Southwest
418	5802 34th/Frankford Ave	Lubbock	TX	79407	Southwest
420	5746 82nd/Frankford Ave	Lubbock	TX	79423	Southwest
421	9802 Slide/98th	Lubbock	TX	79424	Southwest
422	2504 98th/University	Lubbock	TX	79421	Southwest
424	5001 University	Lubbock	TX	79412	Southwest
500	1801 Gregg/18th St	Big Spring	TX	79720	Southwest
501	2310 Wasson Rd/Randolph Blvd	Big Spring	TX	79720	Southwest
502	1701 Marcy Dr/Birdwell Ln	Big Spring	TX	79720	Southwest
503	902 Willia/Hwy 80 W	Big Spring	TX	79720	Southwest
505	300 Owens St/3rd	Big Spring	TX	79720	Southwest
506	1209 11th Pl/Settles	Big Spring	TX	79720	Southwest
SCHEDULE 7.5 - Page 1

				ZIP
STORE #	STREET ADDRESS	CITY	STATE	CODE	Owner
601	2000 N Piedras St/Lebanon	El Paso	TX	79930	Southwest
611	8901 Diana/Alps	El Paso	TX	79904	Southwest
613	6360 Airport Dr/Sioux Dr	El Paso	TX	79925	Southwest
632	3020 Lee Trevino/Pebble Hills	El Paso	TX	79936	Southwest
633	4140 N Mesa/Brentwood	El Paso	TX	79902	Southwest
634	599 Yarbrough/Carolina	El Paso	TX	79915	Southwest
635	10026 Montana/Wedgewood	El Paso	TX	79925	Southwest
636	6500 Escondido/Westwind	El Paso	TX	79912	Southwest
639	10898 Montana/Lee Trevino	El Paso	TX	79935	Southwest
646	8160 Gateway East	El Paso	TX	79907	Southwest
647	701 N Resler/Belvidere	El Paso	TX	79912	Southwest
648	1490 George Dieter	El Paso	TX	79936	Southwest
650	1330 Zaragosa/Rojas	El Paso	TX	79936	Southwest
700	1010 Yale SE/Stadium	Albuquerque	NM	87106	Southwest
702	10320 Candaleria/Morris	Albuquerque	NM	87112	Southwest
703	12000 Menaul NE/Chelwood	Albuquerque	NM	87112	Southwest
704	3808 Montgomery NE/Carlisle	Albuquerque	NM	87109	Southwest
708	13601 Copper NE/Tranway	Albuquerque	NM	87123	Southwest
710	12524 Central SE/Western Skies	Albuquerque	NM	87123	Southwest
711	9215 Indian School Rd NE/Moon	Albuquerque	NM	87112	Southwest
713	3801 Central NE/Solano Dr	Albuquerque	NM	87108	Southwest
714	1401 Eubank NE/Constitution	Albuquerque	NM	87112	Southwest
716	1800 Lomas NE/University	Albuquerque	NM	87106	Southwest
720	7525 Montgomery NE/Pennsylvania	Albuquerque	NM	87109	Southwest
721	2315 Southern/Western Hills	Rio Rancho	NM	87124	Southwest
802	3208 N Midkiff/Imperial Dr	Midland	TX	79705	Southwest
803	809 S Midkiff Rd/Franklin Ave	Midland	TX	79703	Southwest
804	2111 W Wall St/Ave “O”	Midland	TX	79701	Southwest
805	715 W Scharbauer Dr/Ave “A”	Midland	TX	79705	Southwest
809	4601 N “A” St/Loop 250 Svc Rd	Midland	TX	79705	Southwest
810	4400 W Wadley/Midland Dr	Midland	TX	79703	Southwest
811	1112 S Midland Dr	Midland	TX	79703	Southwest
812	4603 N Midkiff	Midland	TX	79705	Southwest
820	3301 W Illinois	Midland	TX	79703	Southwest
004A	1050 S Treadaway Blvd	Abilene	TX	79602	Southwest
005A	2718 N 1st St	Abilene	TX	79603	Skinny’s
006A	1248 N Treadaway Blvd	Abilene	TX	79601	Skinny’s
010A	1811 Lamar ST	Sweetwater	TX	79556	Skinny’s
015A	319 North St	Tye	TX	79563	Skinny’s
016A	6265 S 7th St	Abilene	TX	79605	Skinny’s
017A	631 Commercial Ave	Anson	TX	79501	Skinny’s
018A	4801 S 14th St	Abilene	TX	79605	Skinny’s
021A	2110 S 7th St	Abilene	TX	79605	Skinny’s
022A	1657 State Highway 351	Abilene	TX	79601	Skinny’s
023A	435 E Access Rd	Hawley	TX	79525	Skinny’s
024A	1374 S Clack St	Abilene	TX	79605	Skinny’s
025A	417 37th St	Snyder	TX	79549	Skinny’s
026A	407 Coliseum Dr	Snyder	TX	79549	Skinny’s
SCHEDULE 7.5 - Page 2

				ZIP
STORE #	STREET ADDRESS	CITY	STATE	CODE	Owner
027A	1207 N 7th St	Merkel	TX	79536	Skinny’s
028A	1400 Hailey St	Sweetwater	TX	79556	Skinny’s
031A	5191 Buffalo Gap Rd	Abilene	TX	79606	Skinny’s
033A	1202 Grape St	Abilene	TX	79601	Skinny’s
035A	1002 N Clack St	Abilene	TX	79603	Skinny’s
038A	4001 Buffalo Gap Rd	Abilene	TX	79605	Skinny’s
039A	4673 Fm 18	Abilene	TX	79602	Skinny’s
042A	3151 Oldham Ln	Abilene	TX	79602	Skinny’s
046A	395 E 2nd St	Colorado City	TX	79512	Skinny’s
052A	601 N Access Rd W	Clyde	TX	79510	Skinny’s
053A	542 N Main	Trent	TX	79561	Skinny’s
054A	7727 Hwy 277 S	Abilene	TX	79606	Skinny’s
055A	8058 Buffalo Gap Rd	Abilene	TX	79606	Skinny’s
057A	8101 Hwy 83-84	Abilene	TX	79602	Skinny’s
058A	1488 E Main St	Eastland	TX	76448	Skinny’s
066A	2689 Buffalo Gap Rd	Abilene	TX	79605	Skinny’s
067A	241 Sw 5th St	Cross Plains	TX	76443	Skinny’s
069A	3299 S 14th St	Abilene	TX	79605	Skinny’s
070A	3715 W Walker St	Breckenridge	TX	76424	Skinny’s
071A	1311 E Walker St	Breckenridge	TX	76424	Skinny’s
072A	3102 Grape St	Abilene	TX	79601	Skinny’s
073A	243 S Main St	Winters	TX	79567	Skinny’s
074A	206 W Austin Ave	Brownwood	TX	76801	Skinny’s
075A	716 N Neches St	Coleman	TX	76834	Skinny’s
078A	965 E South 11th St	Abilene	TX	79602	Skinny’s
079A	5151 Us Highway 277 S	Abilene	TX	79605	Skinny’s
080A	501 S Commercial Ave	Coleman	TX	76834	Skinny’s
082A	2150 N Treadaway Blvd	Abilene	TX	79601	Skinny’s
083A	3350 Catclaw Dr	Abilene	TX	79606	Skinny’s
086A	1302 S 14th St	Abilene	TX	79602	Skinny’s
087A	241 E Stamford St	Abilene	TX	79601	Skinny’s
088A	1602 E Overland Trl	Abilene	TX	79601	Skinny’s
091A	3131 S Danville Dr	Abilene	TX	79605	Skinny’s
092A	3401 Ambler Ave	Abilene	TX	79603	Skinny’s
094A	1001 Us Highway 80 E	Abilene	TX	79601	Skinny’s
099A	513 E Commerce St	Brownwood	TX	76801	Skinny’s
106A	106 E Wallace St	San Saba	TX	76877	Skinny’s
108A	102 W Highway 190	Copperas Cove	TX	76522	Skinny’s
109A	1451 W 2nd Ave	Corsicana	TX	75110	Skinny’s
110A	1139 W 7th Ave	Corsicana	TX	75110	Skinny’s
114A	1401 S Key Ave	Lampasas	TX	76550	Skinny’s
115A	4200 W Waco Dr	Waco	TX	76710	Skinny’s
116A	1800 Lyle Ave	Waco	TX	76708	Skinny’s
118A	2429 W Waco Dr	Waco	TX	76707	Skinny’s
121A	700 W Oak St	West	TX	76691	Skinny’s
122A	1110 Elm St	Sweetwater	TX	79556	Skinny’s
123A	641 Butternut St	Abilene	TX	79602	Skinny’s
124A	1458 S Treadaway Blvd	Abilene	TX	79602	Skinny’s
SCHEDULE 7.5 - Page 3

				ZIP
STORE #	STREET ADDRESS	CITY	STATE	CODE	Owner
125A	510 W Commerce St	Brownwood	TX	76801	Skinny’s
128A	300 La Salle Ave	Waco	TX	76706	Skinny’s
129A	600 N Valley Mills Dr	Waco	TX	76710	Skinny’s
130A	4716 Bosque Blvd	Waco	TX	76710	Skinny’s
131A	6808 Sanger Ave	Waco	TX	76710	Skinny’s
132A	2920 Robinson Dr	Waco	TX	76706	Skinny’s
133A	825 W Waco Dr	Waco	TX	76707	Skinny’s
134A	3225 Hillcrest Dr	Waco	TX	76708	Skinny’s
135A	9311 China Spring Rd	Waco	TX	76708	Skinny’s
137A	509 W Mcgregor Dr	Mcgregor	TX	76657	Skinny’s
138A	270 S Pioneer Dr	Abilene	TX	79605	Skinny’s
140A	4102 Loop 322	Abilene	TX	79602	Skinny’s
142A	3131 Sunset Dr	San Angelo	TX	76904	Skinny’s
Leased Locations

STORE				ZIP
#	STREET ADDRESS	CITY	STATE	CODE	LESSEE
101	1000 N Grant St/10th St	Odessa	TX	79761	Southwest
102	3900 Tanglewood/Maple	Odessa	TX	79762	Southwest
104	5112 N Dixie/52nd St	Odessa	TX	79762	Southwest
105	1000 N Dixie/10th St	Odessa	TX	79761	Southwest
107	2700 N Dixie/University	Odessa	TX	79762	Southwest
112	721 W County Rd	Odessa	TX	79763	Southwest
116	2455 Kermit Hwy	Odessa	TX	79761	Southwest
118	5100 E University	Odessa	TX	79762	Southwest
120	4121 W Co Rd	Odessa	TX	79764	Southwest
121	1401 W University	Odessa	TX	79764	Southwest
122	800 N Grandview	Odessa	TX	79761	Southwest
123	6001 Eastridge	Odessa	TX	79762	Southwest
124	7000 W County Rd	Odessa	TX	79764	Southwest
125	4525 E University	Odessa	TX	79762	Southwest
126	1509 FM 1936	Odessa	TX	79764	Southwest
127	3660 W 8th	Odessa	TX	79763	Southwest
128	600 S Grandview	Odessa	TX	79761	Southwest
129	7715 E Hwy 80	Odessa	TX	79701	Southwest
130	10190 West University	Odessa	TX	79764	Southwest
131	8700 Andrews Hwy	Odessa	TX	79762	Southwest
132	101 North Main	Andrews	TX	79714	Southwest
133	4100 E 52nd St	Odessa	TX	79762	Southwest
137	4601 E Oakwood	Odessa	TX	79761	Southwest
163	317 N Dixie	Odessa	TX	79761	Southwest
175	3700 Andrews Hwy	Odessa	TX	79762	Southwest
205	5320 Southwest Pkwy/Barnett Rd.	Wichita Falls	TX	76310	Southwest
208	1501 Southwest Pkwy/Professional	Wichita Falls	TX	76302	Southwest
212	1136 Central Expwy (Red River)/Maurine
		Wichita Falls	TX	76304	Southwest
SCHEDULE 7.5 - Page 4

STORE				ZIP
#	STREET ADDRESS	CITY	STATE	CODE	LESSEE
214	2012 Grant St./Ave. K	Wichita Falls	TX	76309	Southwest
301	8386 Alameda@Pasodale	El Paso	TX	79907	Southwest
304	602 S. Horizon@North Loop	Socorro	TX	79927	Southwest
306	720 N. Fabens@“G”	Fabens	TX	79838	Southwest
309	1200 E. Yandell@Noble	El Paso	TX	79902	Southwest
310	10499 Alameda@Horizon	Socorro	TX	79927	Southwest
312	6390 Alameda@Escarate	El Paso	TX	79905	Southwest
314	7949 Knights@Bahia Kino	El Paso	TX	79915	Southwest
315	2306 N. Copia@Altura	El Paso	TX	79930	Southwest
317	12370 Socorro Road@San Antonio	S. Elizaro	TX	79849	Southwest
318	12901 Alameda@Brown	Clint	TX	79836	Southwest
319	9829 Socorro Rd@Isaia	El Paso	TX	79924	Southwest
320	4130 Hercules@Neptune	El Paso	TX	79904	Southwest
321	3400 Hondo Pass@Magnetic	El Paso	TX	79904	Southwest
322	9370 N. Loop@Knotingham	El Paso	TX	79907	Southwest
323	295 Padres@Independence	El Paso	TX	79907	Southwest
324	5598 Doniphan@Redd	El Paso	TX	79932	Southwest
325	10298 Dyer St.@Sun Valley	El Paso	TX	79924	Southwest
327	1811 Hunter@I-10 East	El Paso	TX	79915	Southwest
328	6100 Trowbridge@Clark	El Paso	TX	79905	Southwest
329	995 Lomaland@Yermoland	El Paso	TX	79907	Southwest
331	6780 Cielo Vista #10@Montana	El Paso	TX	79925	Southwest
333	9787 McCombs@Manilla	El Paso	TX	79924	Southwest
334	2018 Antonio@Sandia	Anthony	TX	79821	Southwest
335	8601 N. Loop@Pendale	El Paso	TX	79907	Southwest
336	11761 Vista Del Sol@Victor Lopez	El Paso	TX	79936	Southwest
337	11601 Rojas@Pendale	El Paso	TX	79936	Southwest
339	7879 N. Loop@Mauer	El Paso	TX	79915	Southwest
340	14034 Horizon@Breaux	Horizon	TX	79928	Southwest
341	6060 Alameda@Clark	El Paso	TX	79905	Southwest
342	11995 Gateway West@George Dieter	El Paso	TX	79936	Southwest
343	2955 George Dieter@Pebble Hills	El Paso	TX	79936	Southwest
344	9052 Alameda@Zaragosa	El Paso	TX	79907	Southwest
345	101 W. Main@Fabens	Fabens	TX	79838	Southwest
346	10900 McCombs@Sean Haggerty	El Paso	TX	79934	Southwest
347	400 S. Mesa Hills@Suncrest	El Paso	TX	79912	Southwest
348	10001 Alameda@Moon Road	Socorro	TX	79927	Southwest
349	7110 Airport@Founders	El Paso	TX	79906	Southwest
400	2318 19th/Ave “X”	Lubbock	TX	79401	Southwest
401	2902 4th/Detroit	Lubbock	TX	79415	Southwest
408	4401 19th St/Quaker Ave	Lubbock	TX	79407	Southwest
409	3402 University/34th St	Lubbock	TX	79412	Southwest
423	3402 98th/Indiana	Lubbock	TX	79423	Southwest
507	401 Birdwell Ln/4th St	Big Spring	TX	79720	Southwest
600	5001 Trowbridge/Howze St	El Paso	TX	79903	Southwest
602	4858 N Mesa/Argonaut	El Paso	TX	79912	Southwest
603	7400 Alameda/Carolina	El Paso	TX	79915	Southwest
SCHEDULE 7.5 - Page 5

STORE				ZIP
#	STREET ADDRESS	CITY	STATE	CODE	LESSEE
604	10418 Rushing/Dearborne	El Paso	TX	79924	Southwest
605	4413 Dyer/Taylor	El Paso	TX	79930	Southwest
606	1733 Brown St/Schuster	El Paso	TX	79902	Southwest
607	3525 Yarbrough/Shannon	El Paso	TX	79925	Southwest
608	5003 Alabama/Mckelligon	El Paso	TX	79930	Southwest
609	5201 Fairbanks/Rushing	El Paso	TX	79924	Southwest
610	301 Shadow Mountain/Caprock	El Paso	TX	79912	Southwest
612	5830 Dyer St/Thomason Rd	El Paso	TX	79904	Southwest
614	2112 N Mesa/University	El Paso	TX	79902	Southwest
615	2050-1 Trawood/Lomaland	El Paso	TX	79935	Southwest
616	3101 Yarbrough/Pebble Hills	El Paso	TX	79925	Southwest
617	1598 Lomaland Dr/Vista Del Sol	El Paso	TX	79936	Southwest
618	10300 McCombs/Sun Valley	El Paso	TX	79924	Southwest
619	501 N Copia St/Gateway W	El Paso	TX	79903	Southwest
620	9635 Mccombs/Will Ruth	El Paso	TX	79924	Southwest
621	5401 Gateway South/Fred Wilson	El Paso	TX	79903	Southwest
624	9300 Acer	El Paso	TX	79925	Southwest
625	8701 Alameda	El Paso	TX	79907	Southwest
626	5385 N Mesa/Festival	El Paso	TX	79912	Southwest
627	5710 Hondo Pass/Railroad	El Paso	TX	79924	Southwest
628	7150 Alameda/Croom	El Paso	TX	79915	Southwest
629	4950 Hercules Ave/Diana	El Paso	TX	79904	Southwest
630	5600 Alameda/Buena Vista	El Paso	TX	79905	Southwest
631	9061 Dyer/Hondo Pass	El Paso	TX	79904	Southwest
637	3601 Montana/Copia St	El Paso	TX	79930	Southwest
641	8300 Dyer/Hercules	El Paso	TX	79904	Southwest
643	6680 Montana/Airway Blvd	El Paso	TX	79925	Southwest
645	4525 Sun Valley Dr/War Road	El Paso	TX	79924	Southwest
649	850 Zaragosa/Betel	El Paso	TX	79907	Southwest
651	6200 Gateway East	El Paso	TX	79905	Southwest
652	5020 Sean Haggerty Dr./US 54	El Paso	TX	79924	Southwest
705	1801 San Pedro NE/Constitution	Albuquerque	NM	87110	Southwest
706	6201 San Antonio NE/San Pedro	Albuquerque	NM	87109	Southwest
707	10324 Menaul NE/Morris	Albuquerque	NM	87112	Southwest
709	2120 Broadway SW/Gibson	Albuquerque	NM	87102	Southwest
712	5401 Kathryn SE/San Mateo	Albuquerque	NM	87108	Southwest
715	3610 Candelaria NE/Carlisle	Albuquerque	NM	87110	Southwest
717	1720 Central SE/University	Albuquerque	NM	87106	Southwest
718	2625 Wyoming NE/Candelaria	Albuquerque	NM	87110	Southwest
719	1111 Lomas NW/12th St	Albuquerque	NM	87102	Southwest
722	400 Copper NW / 4th Street	Albuquerque	NM	87102	Southwest
723	6921 Taylor Ranch Road	Albuquerque	NM	87120	Southwest
801	3200 N Garfield/Wadley	Midland	TX	79707	Southwest
806	4401 W Illinois/Midland Dr	Midland	TX	79703	Southwest
807	4310 N Neely/Midland Dr	Midland	TX	79707	Southwest
813	115 W Wadley/Big Spring	Midland	TX	79705	Southwest
814	4324 Andrews Hwy	Midland	TX	79703	Southwest
815	900 S Big Spring	Midland	TX	79701	Southwest
SCHEDULE 7.5 - Page 6

STORE				ZIP
#	STREET ADDRESS	CITY	STATE	CODE	LESSEE
816	4415 N Garfield	Midland	TX	79705	Southwest
818	4230 N Midland Dr	Midland	TX	79707	Southwest
819	5408 Thomason Dr	Midland	TX	79703	Southwest
011A	1201 N Mockingbird Ln	Abilene	TX	79603	Skinny’s
013A	542 Hickory St	Colorado City	TX	79512	Skinny’s
043A	4142 N Clack St	Abilene	TX	79603	Skinny’s
044A	3749 W Lake Rd	Abilene	TX	79601	Skinny’s
045A	1712 Lamar St	Sweetwater	TX	79556	Skinny’s
076A	2141 S 20th St	Abilene	TX	79605	Skinny’s
077A	128 Interstate 20 East	Abilene	TX	79601	Skinny’s
089A	4150 Ridgemont Dr	Abilene	TX	79606	Skinny’s
090A	1757 Industrial Blvd	Abilene	TX	79602	Skinny’s
095A	1800 S Bridge St	Brady	TX	76825	Skinny’s
096A	614 N Bridge St	Brady	TX	76825	Skinny’s
097A	3801 4th St	Brownwood	TX	76801	Skinny’s
098A	1501 Coggin Ave	Brownwood	TX	76801	Skinny’s
100A	1801 S Pierce St	San Angelo	TX	76901	Skinny’s
101A	4140 S Bryant Blvd	San Angelo	TX	76903	Skinny’s
102A	4321 Southwest Blvd	San Angelo	TX	76901	Skinny’s
104A	2843 College Hills Blvd	San Angelo	TX	76904	Skinny’s
105A	8181 Us Highway 87 N	San Angelo	TX	76901	Skinny’s
107A	510 Highway 277 N	Sonora	TX	76950	Skinny’s
111A	1200 E Main St	Gatesville	TX	76528	Skinny’s
112A	200 S Waco St	Hillsboro	TX	76645	Skinny’s
113A	108 S Key Ave	Lampasas	TX	76550	Skinny’s
117A	3320 Bosque Blvd	Waco	TX	76707	Skinny’s
119A	8900 Woodway Dr	Waco	TX	76705	Skinny’s
120A	1125 Speight Ave	Waco	TX	76706	Skinny’s
121A	700 W Oak St	West	TX	76691	Skinny’s
126A	2202 N Chadbourne St	San Angelo	TX	76903	Skinny’s
127A	1719 Kenwood Dr	San Angelo	TX	76903	Skinny’s
139A	100 W Young St	Llano	TX	78643	Skinny’s
141A	1850 Sherwood Way	San Angelo	TX	76901	Skinny’s
SCHEDULE 7.5 - Page 7

SCHEDULE 7.6
LITIGATION AND RELATED MATTERS
NONE
SCHEDULE 7.6 - Solo Page

SCHEDULE 7.10
ERISA PLANS
1.	Alon USA Pension Plan

2.	Alon USA Energy Benefits Restoration Plan

3.	Alon Brands, Inc. 401(k) Plan

4.	Paramount Petroleum 401(k) Plan
SCHEDULE 7.10 - Solo Page

SCHEDULE 7.12
EXISTING INDEBTEDNESS
Intercompany Notes.
     Promissory note dated June 18, 2003, in the original principal amount of $456,092.62 issued by Southwest Convenience Stores, LLC to FFP Properties, L.P. This note was assigned by FFP Properties, L.P. to FFP Operating Partners, L.P. The outstanding principal balance of the promissory note as of November 30, 2010, was $422,962.99. This note was assigned by FFP Properties, L.P. to FFP Operating Partners, L.P., which then pledged the promissory note to Alon USA, LP as security for purchase of fuel from Alon USA, LP. The promissory note was subsequently assigned to Alon USA, LP. The outstanding principal balance of the promissory note as of November 30, 2010, was $422,962.99.
     Subordinated Intercompany Note dated September 30, 2004, in the principal amount of $670,000.00, issued by Southwest payable to the order of Alon USA, LP by Alon USA Interests, LLC which stems from a Promissory Note dated September 21, 2004, executed by Alon USA LP, payable to the order of Southwest Energy Distributors, Inc. in the original principal amount of $670,000.00. The outstanding principal balance of the promissory note as of November 30, 2010, was $1,085,031.87.
     Other Notes.
     Promissory note dated June 18, 2003, in the original principal amount of $677,240.98, issued by Southwest Convenience Stores, LLC to FFP Properties, L.P. This note was assigned by FFP Properties, L.P. to AMRESCO Commercial Finance, Inc. The outstanding principal balance of the promissory note as of November 30, 2010, was $351,202.61.
     Real Estate Lien Note dated September 9, 2003 executed by Southwest Convenience Stores, LLC to Compass Bank (as successor in interest to State National Bank) in the original principal amount of $412,250. The outstanding principal balance of the promissory note as of November 30, 2010, was $150,259.00.
     Other.
     Indebtedness in principal amount not to exceed $7,000,000 under fuel supply and branding agreements between Southwest and Alon USA, LP.
SCHEDULE 7.12 - Solo Page

SCHEDULE 7.13
SUBSIDIARIES AND CAPITALIZATION

Ownership
GTS Licensing Company, Inc., a Texas corporation	100% Southwest
SCHEDULE 7.13 - Solo Page

SCHEDULE 7.15
INTELLECTUAL PROPERTY
     “Skinny’s” — a Texas trademark
     “Superswig” — a Texas trademark
SCHEDULE 7.15 - Solo Page

SCHEDULE 11.2
EXISTING LIENS
     Right of first refusal in favor of 7-Eleven, Inc. pursuant to that certain Area License Agreement dated as of June 2, 1993, as amended to date, by and between Southwest Convenience Stores, Inc. (predecessor in interest of Southwest Convenience Stores, LLC) and the Southland Corporation (now known as 7-Eleven, Inc.), whereby 7-Eleven, Inc. has the right of first refusal to purchase the business or ownership of Southwest Convenience Stores, LLC (or any part thereof) in the event that Southwest Convenience Stores, LLC receives a bona fide offer for the purchase of such interest or any part thereof.
     Deed of Trust, Assignment of Leases and Rents dated June 18, 2003, from Southwest Convenience Stores, LLC for the benefit of FFP Properties, L.P. to secure that certain promissory note dated May 30, 2003, in the original principal amount of $677,240.98 issued by Southwest Convenience Stores, LLC to FFP Properties, L.P. This deed of trust and note were assigned by FFP Properties, L.P. to AMRESCO Commercial Finance, Inc.
     Deed of Trust and Security Agreement, dated June 18, 2003, from Southwest Convenience Stores, LLC for the benefit of FFP Properties, L.P. to secure that certain promissory note dated June 18, 2003, in the original principal amount of $456,092.62 issued by Southwest Convenience Stores, LLC to FFP Properties, L.P. This deed of trust and note were assigned by FFP Properties, L.P. to FFP Operating Partners, L.P., which then pledged and thereafter assigned the promissory note to Alon USA, LP as security for purchase of fuel from Alon USA, LP.
     Security Agreement dated September 9, 2003 from Southwest Convenience Stores, LLC for the benefit of Compass Bank (as successor in interest to State National Bank) to secure that certain Real Estate Lien Note dated September 9, 2003 executed by Southwest Convenience Stores, LLC to State National Bank in the original principal amount of $412,250.
     Deed of Trust dated September 9, 2003 from Southwest Convenience Stores, LLC to John C. Simms, Trustee for the benefit of Compass Bank (as successor in interest to State National Bank) to secure that certain Real Estate Lien Note dated September 9, 2003, executed by Southwest Convenience Stores, LLC to State National Bank in the original principal amount of $412,250.
     Security Agreement dated September 21, 2004 from Southwest Convenience Stores, LLC to Southwest Energy Distributors, Inc. and perfected by Financing Statement filed with the Secretary of the State of Texas under File No. 04-0084564647, to secure that certain Promissory Note dated September 21, 2004, executed by Southwest Convenience Stores, LLC to Southwest Energy Distributors, Inc. in the original principal amount of $670,000.00.
     Area License Agreement dated June 2, 1993 by and between The Southland Corporation (now known as 7-Eleven, Inc.) and Permian Basin Investments, Inc. (predecessor in interest of Southwest Convenience Stores, LLC) as amended by (i) Amendment to Area License Agreement and Consent to Assignment dated December 20, 1996, (ii) Amendment No. 2 to Area License Agreement dated August 14, 1997, (iii) Second Transfer Agreement and Consent dated May 4, 2001, (iv) Second Transfer and Confidentiality Agreement dated May 4, 2001, (v) Confidentiality and Non-Use Agreement dated August 7, 2008, (vi) Acquisition and Remodel Agreement dated August 20, 2008 and (vii) Amendment No. 3 to Area License Agreement dated August 20, 2008.
SCHEDULE 11.2 - Solo Page

SCHEDULE 11.8
EXISTING RESTRICTIVE AGREEMENTS
     Right of first refusal in favor of 7-Eleven, Inc. pursuant to that certain Area License Agreement dated as of June 2, 1993, as amended to date, by and between Southwest Convenience Stores, Inc. (predecessor in interest of Southwest Convenience Stores, LLC) and the Southland Corporation (now known as 7-Eleven, Inc.), whereby 7-Eleven, Inc. has the right of first refusal to purchase the business or ownership of Southwest Convenience Stores, LLC (or any part thereof) in the event that Southwest Convenience Stores, LLC receives a bona fide offer for the purchase of such interest or any part thereof.
SCHEDULE 11.8 - Solo Page

SCHEDULE 11.9
TRANSFERABLE STORES
The following 24 stores:

108	W Hwy 290	Copperas Cove	78522	Coryell	Fee
109	1451 West 2nd Ave	Corsicana	75110	Navarro	Fee
110	1139 West 7th Ave	Corsicana	75110	Navarro	Fee
111	1200 Main	Gatesville	76528	Coryell	Leased
112	200 S Waco St	Hillsboro	76645	Hill	Leased
113	108 Key St	Lampasas	76550	Lampasas	Leased
114	1401 S Key St	Lampasas	76550	Lampasas	Fee
139	100 W. Young St	Llano	78643	Llano	Leased
137	509 West Hwy. 84	McGregor	76657	McLennan	Fee
115	4200 W Waco Drive	Waco	76710	McLennan	Fee
116	1800 Lyle Ave	Waco	76708	McLennan	Fee
117	3320 Bosque Blvd	Waco	76707	McLennan	Leased
118	2429 W Waco Drive	Waco	76707	McLennan	Fee
119	8900 W Hwy 84	Waco	76710	McLennan	Leased
120	1125 Speight	Waco	76706	McLennan	Leased
128	300 La Salle	Waco	76706	McLennan	Fee
129	600 N Valley Mills	Waco	76710	McLennan	Fee
130	4716 Bosque Blvd	Waco	76710	McLennan	Fee
131	6800 Sanger Ave	Waco	76710	McLennan	Fee
132	2909 Robinson Drive	Waco	76706	McLennan	Fee
133	825 W Waco	Waco	76707	McLennan	Fee
134	3225 Hillcrest	Waco	76708	McLennan	Fee
135	8311 China Spring Rd	Waco	76708	McLennan	Fee
121	700 Oak Street	West	76691	McLennan	Fee
SCHEDULE 11.9 - Solo Page